UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05002

Deutsche DWS Variable Series II

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2024

Item 1.	Reports to Stockholders.

(a)

DWS Global Income Builder VIP

Class A

Annual Shareholder Report—December 31, 2024

This annual shareholder report contains important information about DWS Global Income Builder VIP (the "Fund") for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund on the Fund's website at dws.com/vipreports. You can also request this information by contacting us at (800) 728-3337.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$66	0.63%

Gross expense ratio as of the latest prospectus: 0.65%. See prospectus for any contractual or voluntary waivers; without a waiver, costs would have been higher. Fund costs do not reflect any fees or sales charges imposed by a variable contract for which the Fund is an investment option.

How did the Fund perform last year and what affected its performance?

Class A shares of the Fund returned 9.10% for the period ended December 31, 2024. The Fund's broad-based index, the MSCI ACWI Index, returned 17.49% for the same period, while the Fund's additional, more narrowly based index, the Blended Index, returned 11.20%.

The Fund’s positioning in equities was the primary reason for its underperformance versus the Blended Index. An underweight in the United States versus the international markets was a key detractor at a time in which gains for a narrow group of U.S. mega-cap technology stocks acted as the primary driver of market performance. On the positive side, a modest overweight in equities versus bonds contributed to results due to the outperformance of the former category.

The Fund used derivatives in the equity portfolio. Mid-way through the period, the Fund adopted a strategy in which it primarily achieved exposure to stocks through the use of futures. Since futures require less capital than owning stocks directly, this shift freed up cash that we invested in U.S. Treasuries in an effort to boost the Fund’s yield. This aspect of our strategy did not have a material effect on relative performance.

The Fund’s positioning in bonds contributed positively to results. Our decision to emphasize the credit sectors over government bonds was the largest positive contributor. Specifically, the portfolio benefited from its overweights in high-yield bonds and lower-rated investment-grade corporate issues (primarily BBB rated debt). Positioning in structured securities was also positive, led by overweights in collateralized loan obligations, asset-backed securities, and commercial mortgage-backed securities. On the other hand, an underweight in the emerging markets detracted. We used derivatives in the fixed-income portfolio in an effort to manage duration (interest rate sensitivity) and credit positioning, which had a neutral impact on results.

Fund Performance

Cumulative Growth of an Assumed $10,000Investment

MSCI ACWI Index is an unmanaged equity index which captures large and mid-capitalization representation across developed markets and emerging markets countries. It covers approximately 85% of the global investable equity opportunity set.

The MSCI ACWI Index is a broad-based index that represents the Fund's overall equity market.

Bloomberg U.S. Universal Index measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment grade or high yield. The index includes U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds.

The Blended Index consists of an equally weighted blend of 60% MSCI ACWI Index and 40% Bloomberg U.S. Universal Index.

The Blended Index is a more narrowly based index that reflects the market sector in which the Fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

	Class A	MSCI ACWI Index	Bloomberg U.S. Universal Index	Blended Index
'14	$10,000	$10,000	$10,000	$10,000
'15	$9,821	$9,844	$10,190	$9,983
'15	$10,240	$10,392	$10,131	$10,290
'15	$10,150	$10,231	$10,173	$10,212
'15	$10,324	$10,528	$10,161	$10,385
'15	$10,385	$10,514	$10,143	$10,370
'15	$10,260	$10,266	$10,030	$10,179
'15	$10,324	$10,355	$10,088	$10,258
'15	$9,895	$9,646	$10,059	$9,823
'15	$9,619	$9,296	$10,098	$9,627
'15	$10,032	$10,026	$10,130	$10,089
'15	$9,959	$9,943	$10,093	$10,025
'15	$9,856	$9,764	$10,043	$9,898
'16	$9,555	$9,175	$10,154	$9,581
'16	$9,555	$9,112	$10,226	$9,571
'16	$9,976	$9,787	$10,351	$10,042
'16	$10,075	$9,931	$10,422	$10,159
'16	$10,097	$9,944	$10,430	$10,171
'16	$10,173	$9,884	$10,614	$10,212
'16	$10,420	$10,310	$10,701	$10,509
'16	$10,406	$10,344	$10,713	$10,535
'16	$10,433	$10,408	$10,715	$10,576
'16	$10,294	$10,231	$10,644	$10,441
'16	$10,357	$10,309	$10,405	$10,394
'16	$10,527	$10,531	$10,436	$10,541
'17	$10,693	$10,819	$10,473	$10,729
'17	$10,926	$11,123	$10,553	$10,943
'17	$10,993	$11,259	$10,550	$11,022
'17	$11,109	$11,434	$10,637	$11,162
'17	$11,312	$11,687	$10,719	$11,345
'17	$11,312	$11,740	$10,710	$11,373
'17	$11,562	$12,068	$10,764	$11,586
'17	$11,603	$12,114	$10,856	$11,653
'17	$11,793	$12,348	$10,818	$11,771
'17	$11,926	$12,605	$10,831	$11,923
'17	$12,116	$12,849	$10,815	$12,054
'17	$12,268	$13,056	$10,863	$12,192
'18	$12,656	$13,793	$10,758	$12,553
'18	$12,171	$13,213	$10,656	$12,191
'18	$12,019	$12,931	$10,710	$12,061
'18	$12,045	$13,054	$10,638	$12,099
'18	$12,024	$13,070	$10,696	$12,135
'18	$12,035	$13,000	$10,681	$12,090
'18	$12,327	$13,392	$10,703	$12,319
'18	$12,374	$13,497	$10,756	$12,402
'18	$12,459	$13,555	$10,710	$12,413
'18	$11,833	$12,540	$10,620	$11,811
'18	$11,923	$12,723	$10,668	$11,938
'18	$11,328	$11,827	$10,835	$11,502
'19	$12,082	$12,761	$10,984	$12,108
'19	$12,284	$13,102	$10,996	$12,307
'19	$12,454	$13,267	$11,195	$12,491
'19	$12,723	$13,715	$11,210	$12,750
'19	$12,402	$12,901	$11,382	$12,368
'19	$12,861	$13,746	$11,543	$12,921
'19	$12,872	$13,786	$11,578	$12,960
'19	$12,872	$13,459	$11,840	$12,894
'19	$13,065	$13,742	$11,788	$13,035
'19	$13,237	$14,119	$11,826	$13,267
'19	$13,353	$14,463	$11,824	$13,460
'19	$13,612	$14,973	$11,842	$13,752
'20	$13,546	$14,807	$12,054	$13,759
'20	$12,977	$13,611	$12,235	$13,166
'20	$11,501	$11,774	$11,996	$12,042
'20	$12,176	$13,035	$12,236	$12,917
'20	$12,535	$13,602	$12,350	$13,305
'20	$12,805	$14,036	$12,453	$13,611
'20	$13,281	$14,779	$12,672	$14,139
'20	$13,728	$15,683	$12,599	$14,620
'20	$13,463	$15,178	$12,576	$14,329
'20	$13,269	$14,809	$12,531	$14,103
'20	$14,287	$16,634	$12,695	$15,204
'20	$14,739	$17,406	$12,739	$15,647
'21	$14,692	$17,327	$12,659	$15,567
'21	$14,845	$17,729	$12,495	$15,703
'21	$15,110	$18,202	$12,350	$15,882
'21	$15,530	$18,998	$12,454	$16,351
'21	$15,749	$19,294	$12,501	$16,530
'21	$15,926	$19,548	$12,592	$16,710
'21	$16,030	$19,682	$12,719	$16,849
'21	$16,238	$20,175	$12,710	$17,097
'21	$15,768	$19,342	$12,602	$16,615
'21	$16,189	$20,329	$12,591	$17,115
'21	$15,951	$19,839	$12,607	$16,877
'21	$16,354	$20,633	$12,598	$17,279
'22	$15,896	$19,620	$12,322	$16,620
'22	$15,548	$19,113	$12,154	$16,276
'22	$15,615	$19,527	$11,828	$16,318
'22	$14,702	$17,964	$11,387	$15,291
'22	$14,812	$17,985	$11,449	$15,345
'22	$13,842	$16,469	$11,221	$14,446
'22	$14,461	$17,619	$11,503	$15,197
'22	$13,993	$16,970	$11,204	$14,706
'22	$12,948	$15,346	$10,721	$13,606
'22	$13,354	$16,272	$10,603	$14,036
'22	$14,234	$17,534	$10,999	$14,901
'22	$13,904	$16,844	$10,961	$14,529
'23	$14,647	$18,051	$11,301	$15,334
'23	$14,206	$17,534	$11,024	$14,921
'23	$14,523	$18,075	$11,282	$15,343
'23	$14,639	$18,334	$11,351	$15,514
'23	$14,455	$18,138	$11,233	$15,353
'23	$14,980	$19,191	$11,216	$15,874
'23	$15,357	$19,894	$11,227	$16,228
'23	$15,065	$19,338	$11,160	$15,917
'23	$14,575	$18,538	$10,893	$15,371
'23	$14,192	$17,981	$10,730	$15,003
'23	$15,271	$19,640	$11,213	$16,102
'23	$15,975	$20,584	$11,638	$16,811
'24	$16,046	$20,704	$11,610	$16,855
'24	$16,287	$21,593	$11,471	$17,204
'24	$16,742	$22,271	$11,584	$17,596
'24	$16,183	$21,536	$11,313	$17,085
'24	$16,633	$22,411	$11,500	$17,614
'24	$16,964	$22,910	$11,606	$17,914
'24	$17,252	$23,279	$11,869	$18,252
'24	$17,524	$23,870	$12,044	$18,645
'24	$17,856	$24,425	$12,209	$19,010
'24	$17,451	$23,877	$11,932	$18,583
'24	$17,819	$24,770	$12,057	$19,078
'24	$17,429	$24,183	$11,875	$18,693

Yearly periods ended December 31

Average Annual Total Returns

Class/Index	1-Year	5-Year	10-Year
Class A	9.10%	5.07%	5.71%
MSCI ACWI Index	17.49%	10.06%	9.23%
Bloomberg U.S. Universal Index	2.04%	0.06%	1.73%
Blended Index	11.20%	6.33%	6.46%

Performance shown is historical. The Fund's past performance is not a good predictor or guarantee of the Fund's future performance. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. The performance graph and returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Please contact your participating insurance company for the Fund's most recent month end performance. Performance does not reflect charges and fees (contract charges) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. Fund performance includes reinvestment of all distributions.

Key Fund Statistics

Net Assets ($)	110,122,415
Number of Portfolio Holdings	310
Portfolio Turnover Rate (%)	294
Total Net Advisory Fees Paid ($)	412,068

What did the Fund invest in?

Holdings-based data is subject to change.

Asset Allocation

Asset Type	% of Net Assets
Fixed Income Exposure	72%
Corporate Bonds	29%
Government & Agency Obligations	25%
Asset-Backed	8%
Collateralized Mortgage Obligations	7%
Commercial Mortgage-Backed Securities	3%
Mortgage-Backed Securities Pass-Throughs	0%
Equity Exposure	67%
Equity Index Futures	42%
Common Stocks	21%
Exchange-Traded Funds	2%
Preferred Stocks	2%
Warrants	0%
Rights	0%
Cash Equivalents	4%
Cash Equivalents	4%
Other Assets and Liabilities, Net	(1%)

Sector Allocation

Sector	% of Net Assets
Financials	17%
Energy	7%
Information Technology	6%
Industrials	5%
Utilities	4%
Communication Services	3%
Consumer Discretionary	3%
Health Care	3%
Materials	2%
Consumer Staples	1%
Real Estate	1%

Geographical Diversification

Country	% of Net Assets
United States	80%
Non US	60%

Additional Information

If you wish to view additional information about the Fund, including, but not limited to, its prospectus, quarterly holdings, Board fee evaluation reports, and financial statements and other information, please visit dws.com/vipreports. For information about the Fund's proxy voting policies and procedures and how the Fund voted proxies related to its portfolio securities, please visit dws.com/en-us/resources/proxy-voting. This additional information is also available free of charge by contacting us at (800) 728-3337.

Although allocation among different asset categories generally limits risk, fund management may favor an asset category that underperforms other assets or markets as a whole. Stocks may decline in value. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Please read the prospectus for details.

This report must be preceded or accompanied by a prospectus. We advise you to consider the Fund's objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund, which can be requested by calling (800) 728-3337, contacting your financial representative, or visit dws.com/vipreports to view or download a prospectus. Please read the prospectus carefully before you invest.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.

©2025 DWS Group GmbH&Co. KGaA. All rights reserved

VS2GIB-TSRA-A

R-104188-1 (02/25)

DWS High Income VIP

Class A

Annual Shareholder Report—December 31, 2024

This annual shareholder report contains important information about DWS High Income VIP (the "Fund") for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund on the Fund's website at dws.com/vipreports. You can also request this information by contacting us at (800) 728-3337.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$72	0.70%

Gross expense ratio as of the latest prospectus: 0.91%. See prospectus for any contractual or voluntary waivers; without a waiver, costs would have been higher. Fund costs do not reflect any fees or sales charges imposed by a variable contract for which the Fund is an investment option.

How did the Fund perform last year and what affected its performance?

Class A shares of the Fund returned 7.14% for the period ended December 31, 2024. The Fund's broad-based index, the Bloomberg U.S. Aggregate Bond Index, returned 1.25% for the same period, while the Fund's additional, more narrowly based index, the ICE BofA US High Yield Index, returned 8.20%.

The Fund’s underperformance compared to the ICE BofA US High Yield Index stemmed, in part, from its underweights in lower-quality bonds rated CCC and below. The category delivered returns well in excess of the broader market at a time of elevated investor risk appetites. However, bond selection in the BB and B rated categories contributed positively.

Industry allocation also detracted from relative performance, primarily due to underweights in the outperforming retail, finance, and technology categories. Overweights in the chemicals and pharmaceuticals subsectors contributed, as did bond selection in the midstream energy and metals & mining categories.

At the individual security level, First Quantum Minerals, Ltd.* was a top contributor. The bonds, which had underperformed in the first nine months of the year, recovered in the fourth quarter after the company raised capital and was reported to be a potential takeover target. Teva Pharmaceutical Finance Co. LLC/Teva Pharmaceutical Finance Netherlands III BV (0.7%) was another key contributor. The bonds rallied after the company reached accommodative settlements for the majority of its legal liabilities, allowing it to focus on growth and deleveraging. The Fund also benefited from its position in the electric utility Vistra Corp. (0.6%), which was seen as being poised to capitalize on rising demand from data centers that power artificial intelligence.

An underweight in the distressed satellite TV provider Dish Network/Dish DBS Corp. (1.1%) — whose debt rose in price on expectations the company would take a variety of steps favorable for bondholders — was a key detractor. Positioning in the distressed networking infrastructure firm CommScope LLC (0.2%) detracted, as well. The Fund’s holdings in CommScope’s shorter-dated, secured bonds did not appreciate as much as the company’s riskier, longer-maturity issues. An overweight in Altice Finance SA/Altice Financing SA (1.1%) was another detractor of note.

Percentages in parentheses are based on the Fund’s net assets as of December 31, 2024.

* Not held at December 31, 2024.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, fixed rate agency MBS, ABS and CMBS (agency and non-agency).

The Bloomberg U.S. Aggregate Bond Index is a broad-based index that represents the fund’s overall debt market.

ICE BofA US High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

The ICE BofA US High Yield Index is a more narrowly based index that reflects the market sector in which the fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The Bloomberg U.S. Aggregate Bond Index replaces the ICE BofA US High Yield Index as the Fund's broad-based index in compliance with updated regulatory requirements.

Fund Performance

Cumulative Growth of an Assumed $10,000Investment

	Class A	Bloomberg U.S. Aggregate Bond Index	ICE BofA US High Yield Index
'14	$10,000	$10,000	$10,000
'15	$10,045	$10,210	$10,069
'15	$10,227	$10,114	$10,309
'15	$10,227	$10,161	$10,254
'15	$10,346	$10,124	$10,377
'15	$10,330	$10,100	$10,408
'15	$10,185	$9,990	$10,249
'15	$10,153	$10,059	$10,187
'15	$9,943	$10,045	$10,006
'15	$9,669	$10,113	$9,750
'15	$9,959	$10,114	$10,015
'15	$9,782	$10,088	$9,791
'15	$9,556	$10,055	$9,539
'16	$9,411	$10,193	$9,388
'16	$9,444	$10,266	$9,432
'16	$9,701	$10,360	$9,849
'16	$9,996	$10,400	$10,242
'16	$10,047	$10,402	$10,316
'16	$10,099	$10,589	$10,428
'16	$10,356	$10,656	$10,691
'16	$10,580	$10,644	$10,929
'16	$10,648	$10,638	$11,000
'16	$10,648	$10,556	$11,034
'16	$10,631	$10,307	$10,991
'16	$10,786	$10,321	$11,207
'17	$10,923	$10,341	$11,357
'17	$11,078	$10,411	$11,535
'17	$11,043	$10,405	$11,510
'17	$11,158	$10,486	$11,641
'17	$11,267	$10,566	$11,744
'17	$11,267	$10,556	$11,757
'17	$11,395	$10,601	$11,892
'17	$11,413	$10,696	$11,889
'17	$11,522	$10,645	$11,996
'17	$11,541	$10,652	$12,043
'17	$11,577	$10,638	$12,011
'17	$11,595	$10,687	$12,046
'18	$11,650	$10,564	$12,123
'18	$11,541	$10,464	$12,010
'18	$11,468	$10,531	$11,936
'18	$11,541	$10,452	$12,015
'18	$11,561	$10,527	$12,013
'18	$11,561	$10,514	$12,055
'18	$11,680	$10,516	$12,190
'18	$11,799	$10,584	$12,278
'18	$11,858	$10,516	$12,349
'18	$11,660	$10,433	$12,147
'18	$11,561	$10,495	$12,037
'18	$11,304	$10,688	$11,773
'19	$11,838	$10,801	$12,313
'19	$12,036	$10,795	$12,521
'19	$12,155	$11,002	$12,644
'19	$12,342	$11,005	$12,821
'19	$12,196	$11,201	$12,658
'19	$12,531	$11,341	$12,968
'19	$12,615	$11,366	$13,035
'19	$12,720	$11,661	$13,086
'19	$12,783	$11,599	$13,127
'19	$12,804	$11,634	$13,157
'19	$12,867	$11,628	$13,193
'19	$13,077	$11,620	$13,469
'20	$13,014	$11,843	$13,470
'20	$12,804	$12,056	$13,261
'20	$11,566	$11,985	$11,700
'20	$12,020	$12,198	$12,145
'20	$12,578	$12,255	$12,696
'20	$12,555	$12,332	$12,817
'20	$13,224	$12,517	$13,425
'20	$13,313	$12,416	$13,559
'20	$13,135	$12,409	$13,419
'20	$13,247	$12,353	$13,479
'20	$13,670	$12,475	$14,019
'20	$13,893	$12,492	$14,287
'21	$13,871	$12,402	$14,342
'21	$13,893	$12,223	$14,392
'21	$13,938	$12,071	$14,417
'21	$14,052	$12,166	$14,575
'21	$14,099	$12,206	$14,617
'21	$14,262	$12,291	$14,816
'21	$14,286	$12,429	$14,869
'21	$14,356	$12,405	$14,952
'21	$14,356	$12,298	$14,955
'21	$14,309	$12,294	$14,928
'21	$14,169	$12,331	$14,773
'21	$14,450	$12,299	$15,052
'22	$14,075	$12,034	$14,641
'22	$13,982	$11,900	$14,515
'22	$13,888	$11,569	$14,370
'22	$13,437	$11,130	$13,852
'22	$13,511	$11,202	$13,888
'22	$12,624	$11,026	$12,944
'22	$13,388	$11,296	$13,721
'22	$13,043	$10,977	$13,386
'22	$12,599	$10,502	$12,853
'22	$12,969	$10,366	$13,219
'22	$13,265	$10,748	$13,465
'22	$13,166	$10,699	$13,364
'23	$13,585	$11,028	$13,887
'23	$13,388	$10,743	$13,709
'23	$13,585	$11,016	$13,861
'23	$13,669	$11,083	$13,996
'23	$13,513	$10,962	$13,863
'23	$13,722	$10,923	$14,088
'23	$13,904	$10,915	$14,290
'23	$13,930	$10,846	$14,332
'23	$13,774	$10,570	$14,164
'23	$13,565	$10,403	$13,987
'23	$14,164	$10,874	$14,625
'23	$14,659	$11,291	$15,165
'24	$14,659	$11,260	$15,168
'24	$14,685	$11,101	$15,213
'24	$14,841	$11,203	$15,394
'24	$14,736	$10,920	$15,240
'24	$14,902	$11,105	$15,413
'24	$15,041	$11,210	$15,562
'24	$15,262	$11,472	$15,867
'24	$15,484	$11,637	$16,120
'24	$15,705	$11,793	$16,383
'24	$15,622	$11,500	$16,293
'24	$15,788	$11,622	$16,479
'24	$15,705	$11,432	$16,409

Yearly periods ended December 31

Average Annual Total Returns

Class/Index	1-Year	5-Year	10-Year
Class A	7.14%	3.73%	4.62%
Bloomberg U.S. Aggregate Bond Index	1.25%	-0.33%	1.35%
ICE BofA US High Yield Index	8.20%	4.03%	5.08%

Performance shown is historical. The Fund's past performance is not a good predictor or guarantee of the Fund's future performance. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. The performance graph and returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Please contact your participating insurance company for the Fund's most recent month end performance. Performance does not reflect charges and fees (contract charges) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. Fund performance includes reinvestment of all distributions.

Key Fund Statistics

Net Assets ($)	42,774,758
Number of Portfolio Holdings	297
Portfolio Turnover Rate (%)	143
Total Net Advisory Fees Paid ($)	125,608

What did the Fund invest in?

Holdings-based data is subject to change.

The quality ratings represent the highest of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or S&P Global Ratings (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Asset Allocation

Asset Type	% of Net Assets
Corporate Bonds	90%
Exchange-Traded Funds	5%
Loan Participations and Assignments	3%
Cash Equivalents	2%
Convertible Bonds	1%
Government & Agency Obligations	0%
Warrants	0%
Common Stocks	0%
Other Assets and Liabilities, Net	(1%)
Total	100%

Sector Allocation

Sector	% of Net Assets
Communication Services	15%
Energy	15%
Industrials	14%
Consumer Discretionary	13%
Materials	12%
Financials	6%
Utilities	6%
Health Care	5%
Information Technology	4%
Real Estate	3%
Consumer Staples	1%

Credit Quality

Credit Rating	% of Net Assets
AAA	0%
BBB	5%
BB	61%
B	26%
CCC	7%
Not Rated	1%

Additional Information

If you wish to view additional information about the Fund, including, but not limited to, its prospectus, quarterly holdings, Board fee evaluation reports, and financial statements and other information, please visit dws.com/vipreports. For information about the Fund's proxy voting policies and procedures and how the Fund voted proxies related to its portfolio securities, please visit dws.com/en-us/resources/proxy-voting. This additional information is also available free of charge by contacting us at (800) 728-3337.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.

This report must be preceded or accompanied by a prospectus. We advise you to consider the Fund's objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund, which can be requested by calling (800) 728-3337, contacting your financial representative, or visit dws.com/vipreports to view or download a prospectus. Please read the prospectus carefully before you invest.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.

©2025 DWS Group GmbH&Co. KGaA. All rights reserved

VS2HI-TSRA-A

R-104190-1 (02/25)

DWS International Growth VIP

Class A

Annual Shareholder Report—December 31, 2024

This annual shareholder report contains important information about DWS International Growth VIP (the "Fund") for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund on the Fund's website at dws.com/vipreports. You can also request this information by contacting us at (800) 728-3337.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$88	0.84%

Gross expense ratio as of the latest prospectus: 1.35%. See prospectus for any contractual or voluntary waivers; without a waiver, costs would have been higher. Fund costs do not reflect any fees or sales charges imposed by a variable contract for which the Fund is an investment option.

How did the Fund perform last year and what affected its performance?

Class A shares of the Fund returned 9.37% for the period ended December 31, 2024. The MSCI ACWI ex USA Index returned 5.53% for the same period.

The Fund’s growth orientation was a key factor in its robust relative performance during a year in which the growth style strongly outpaced value. The Fund’s emphasis on growth stocks also translated to a positive contribution from sector allocation. An overweight in the information technology sector was a key contributor, as were underweights in traditional value areas such as materials, real estate, utilities, and consumer staples.

The Fund was further helped by its strong stock selection in communication services, led by the online music provider Spotify SA (2.2%). The company reported record profits and a rising number of users, and it announced a price increase for its premium service. The financials sector was another area of outperformance for the Fund. The Singapore-based banking and financial services company DBS Group Holdings Ltd. (3.7%) reported record profits, and the Canadian alternative asset manager Brookfield Corp. (3.9%) gained ground on expectations for rising revenue. The Fund also outperformed in the technology sector, with NVIDIA Corp. (2.4%) representing the key factor in the relative strength. The stock was one of the top performers among global large caps on expectations that demand from AI would fuel robust sales growth. Selection in the consumer discretionary and materials sectors contributed, as well.

Stock selection in industrials detracted from results. The French construction company Vinci SA (1.9%) lagged due to political uncertainty in France, and shares of the IT services providers Globant SA (2.6%) and Capgemini SE (1.1%) were pressured by corporations’ slower spending and shift toward AI-related initiatives from large digital transformation projects. Selection in energy was an additional detractor. The oil services company Schlumberger NV (1.1%) underperformed as major oil producers increasingly focused on capital allocation and acquisitions at the expense of investment. In addition, TotalEnergies SE (2.2%) trailed its sector peers due to softer results and the shifting political situation in France. Selection in healthcare and consumer staples also hurt Fund performance, with Novo Nordisk A/S (1.8%) and Nestle SA (1.6%) representing the largest detractors in the two sectors, respectively.

Percentages in parentheses are based on the Fund’s net assets as of December 31, 2024.

Fund Performance

Cumulative Growth of an Assumed $10,000Investment

MSCI ACWI ex USA Index captures large and mid-cap representation across Developed Markets countries (excluding the US) and Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the US.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Class A
MSCI ACWI ex USA Index
$20,000
$15,000
$10,000
$5,000
$0
$16,909
$15,985
'14
'15
'16
'17
'18
'19
'20
'21
'22
'23
'24

	Class A	MSCI ACWI ex USA Index
'14	$10,000	$10,000
'15	$9,909	$9,985
'15	$10,444	$10,519
'15	$10,326	$10,349
'15	$10,444	$10,872
'15	$10,590	$10,702
'15	$10,407	$10,403
'15	$10,517	$10,375
'15	$9,877	$9,582
'15	$9,521	$9,137
'15	$10,169	$9,818
'15	$10,096	$9,615
'15	$9,877	$9,434
'16	$9,292	$8,792
'16	$9,347	$8,692
'16	$9,932	$9,398
'16	$10,060	$9,646
'16	$10,124	$9,483
'16	$9,922	$9,338
'16	$10,336	$9,800
'16	$10,373	$9,862
'16	$10,428	$9,983
'16	$10,115	$9,840
'16	$10,170	$9,612
'16	$10,244	$9,858
'17	$10,521	$10,207
'17	$10,871	$10,370
'17	$11,064	$10,633
'17	$11,374	$10,860
'17	$11,734	$11,213
'17	$11,845	$11,248
'17	$12,104	$11,662
'17	$12,197	$11,723
'17	$12,446	$11,941
'17	$12,539	$12,165
'17	$12,594	$12,264
'17	$12,853	$12,538
'18	$13,537	$13,237
'18	$12,742	$12,613
'18	$12,557	$12,390
'18	$12,678	$12,588
'18	$12,659	$12,297
'18	$12,529	$12,066
'18	$12,734	$12,355
'18	$12,734	$12,096
'18	$12,734	$12,151
'18	$11,483	$11,163
'18	$11,548	$11,269
'18	$10,708	$10,758
'19	$11,586	$11,571
'19	$12,090	$11,797
'19	$12,314	$11,868
'19	$12,909	$12,181
'19	$12,180	$11,527
'19	$13,121	$12,222
'19	$13,034	$12,074
'19	$12,813	$11,701
'19	$12,909	$12,002
'19	$13,303	$12,421
'19	$13,591	$12,530
'19	$14,052	$13,073
'20	$13,869	$12,722
'20	$13,034	$11,716
'20	$11,316	$10,020
'20	$12,327	$10,779
'20	$13,215	$11,132
'20	$13,938	$11,635
'20	$14,622	$12,153
'20	$15,345	$12,674
'20	$15,091	$12,362
'20	$14,583	$12,096
'20	$16,341	$13,724
'20	$17,240	$14,465
'21	$17,005	$14,497
'21	$17,113	$14,784
'21	$17,054	$14,971
'21	$17,785	$15,411
'21	$18,172	$15,893
'21	$18,242	$15,790
'21	$18,460	$15,530
'21	$19,213	$15,825
'21	$18,073	$15,319
'21	$18,777	$15,684
'21	$17,895	$14,978
'21	$18,638	$15,597
'22	$17,121	$15,022
'22	$16,051	$14,725
'22	$16,031	$14,748
'22	$14,482	$13,822
'22	$14,512	$13,922
'22	$13,030	$12,724
'22	$14,004	$13,160
'22	$13,294	$12,736
'22	$11,851	$11,464
'22	$12,410	$11,806
'22	$13,974	$13,200
'22	$13,324	$13,101
'23	$14,746	$14,164
'23	$14,136	$13,666
'23	$14,705	$14,001
'23	$14,878	$14,244
'23	$14,510	$13,726
'23	$15,093	$14,342
'23	$15,441	$14,925
'23	$14,888	$14,251
'23	$14,080	$13,801
'23	$13,394	$13,231
'23	$14,714	$14,422
'23	$15,461	$15,147
'24	$15,492	$14,996
'24	$16,167	$15,376
'24	$16,689	$15,857
'24	$16,008	$15,572
'24	$16,712	$16,024
'24	$16,630	$16,009
'24	$17,189	$16,379
'24	$17,717	$16,846
'24	$17,862	$17,300
'24	$17,241	$16,451
'24	$17,438	$16,302
'24	$16,909	$15,985

Yearly periods ended December 31

Average Annual Total Returns

Class/Index	1-Year	5-Year	10-Year
Class A	9.37%	3.77%	5.39%
MSCI ACWI ex USA Index	5.53%	4.10%	4.80%

Prior to October 1, 2017, the Fund was named Deutsche Global Growth VIP and operated with a different investment strategy. Performance would have been different if the Fund’s current investment strategy had been in effect.

Performance shown is historical. The Fund's past performance is not a good predictor or guarantee of the Fund's future performance. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. The performance graph and returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Please contact your participating insurance company for the Fund's most recent month end performance. Performance does not reflect charges and fees (contract charges) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. Fund performance includes reinvestment of all distributions.

Key Fund Statistics

Net Assets ($)	20,173,995
Number of Portfolio Holdings	86
Portfolio Turnover Rate (%)	8
Total Net Advisory Fees Paid ($)	24,592

What did the Fund invest in?

Asset Allocation

Asset Type	% of Net Assets
Common Stocks	97%
Cash Equivalents	3%
Preferred Stocks	0%
Other Assets and Liabilities, Net	0%
Total	100%

Holdings-based data is subject to change.

Sector Allocation

Sector	% of Net Assets
Financials	21%
Information Technology	20%
Health Care	15%
Industrials	14%
Consumer Discretionary	10%
Communication Services	7%
Consumer Staples	4%
Energy	3%
Materials	3%

Geographical Diversification

Country	% of Net Assets
Germany	15%
France	11%
United States	9%
Canada	8%
Switzerland	8%
Netherlands	6%
Japan	6%
Singapore	5%
China	4%
United Kingdom	4%
Other	20%

Ten Largest Equity Holdings

Holdings	29.7% of Net Assets
Brookfield Corp. (Canada)	3.9%
DBS Group Holdings Ltd. (Singapore)	3.7%
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	3.2%
Lonza Group AG (Switzerland)	3.0%
SAP SE (Germany)	3.0%
Allianz SE (Germany)	2.9%
Deutsche Boerse AG (Germany)	2.8%
Globant SA (Luxembourg)	2.6%
NVIDIA Corp. (United States)	2.4%
TotalEnergies SE (France)	2.2%

Additional Information

If you wish to view additional information about the Fund, including, but not limited to, its prospectus, quarterly holdings, Board fee evaluation reports, and financial statements and other information, please visit dws.com/vipreports. For information about the Fund's proxy voting policies and procedures and how the Fund voted proxies related to its portfolio securities, please visit dws.com/en-us/resources/proxy-voting. This additional information is also available free of charge by contacting us at (800) 728-3337.

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. The Fund may lend securities to approved institutions. Please read the prospectus for details.

This report must be preceded or accompanied by a prospectus. We advise you to consider the Fund's objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund, which can be requested by calling (800) 728-3337, contacting your financial representative, or visit dws.com/vipreports to view or download a prospectus. Please read the prospectus carefully before you invest.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.

©2025 DWS Group GmbH&Co. KGaA. All rights reserved

VS2IG-TSRA-A

R-104191-1 (02/25)

DWS Alternative Asset Allocation VIP

Class A

Annual Shareholder Report—December 31, 2024

This annual shareholder report contains important information about DWS Alternative Asset Allocation VIP (the "Fund") for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund on the Fund's website at dws.com/vipreports. You can also request this information by contacting us at (800) 728-3337.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$24	0.23%

Gross expense ratio as of the latest prospectus: 0.83%. See prospectus for any contractual or voluntary waivers; without a waiver, costs would have been higher. Fund costs do not reflect any fees or sales charges imposed by a variable contract for which the Fund is an investment option, or expenses of the underlying funds in which the Fund invests.

How did the Fund perform last year and what affected its performance?

Class A shares of the Fund returned 5.64% for the period ended December 31, 2024. The Fund's broad-based indices, the MSCI ACWI All Cap Index and the Bloomberg Global Aggregate Index, returned 16.29% and -1.69%, respectively for the same period, while the Fund's additional, more narrowly based index, the Blended Index, returned 13.30%.

The Fund’s underperformance versus the Blended Index largely reflected the Blended Index’s high weighting in equities, which outpaced most other asset classes in 2024. With this said, all segments of the Fund contributed to absolute returns for the full year.

The Fund’s Real Assets portfolio, which includes investments that typically perform well in times of rising inflation, made the strongest contribution to results. Infrastructure stocks and real estate investment trusts, both of which tend to have above-average interest-rate sensitivity, gained ground in response to the U.S. Federal Reserve’s decision to cut rates by a full percentage point. The portfolio’s allocation to commodities finished the year close to flat, while global natural resource equities posted a small gain.

The Alternative Fixed Income portfolio also made a positive contribution to absolute returns. Bank loans and emerging-market bonds both delivered healthy gains as investors gravitated to higher-yielding, credit-oriented market segments.

The Alternative Equity portfolio — which holds exchange-traded funds that invest in convertible securities and preferred stocks — finished with a positive absolute return, as well. Convertibles exhibited strength thanks to the “risk-on” market environment and the prevalence of growth companies among the issuers in the asset class. Preferred stocks also registered a gain, but the category closed well off of the high it achieved in early October.

The Absolute Return portfolio, which is intended to act as a source of ballast during times of market turbulence, was the smallest contributor to performance. While a position in DWS Global Macro Fund (8.6%) produced only a modest gain, cash — held through a position in DWS ESG Liquidity Fund* — generated a healthy total return given the high level of short-term interest rates.

Percentages in parentheses are based on the Fund’s net assets as of December 31, 2024.

* Not held at December 31, 2024.

MSCI ACWI All Cap Index captures large, mid, small and micro-cap representation across Developed Markets countries and large, mid and small cap representation across Emerging Markets countries. The index is comprehensive, covering approximately 99% of the global equity investment opportunity set.

Bloomberg Global Aggregate Index is a flagship measure of global investment grade debt from local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

The MSCI ACWI All Cap Index and the Bloomberg Global Aggregate Index are broad-based indices that represent the Fund’s overall equity and debt markets, respectively.

The Blended Index consists of 70% MSCI World Index and 30% Bloomberg U.S. Aggregate Bond Index. MSCI World Index captures large and mid-cap representation across developed markets countries. The index covers approximately 85% of the free float-adjusted equity market capitalization in each country. Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government related and corporate securities, fixed rate agency MBS, ABS and CMBS (agency and non agency).

The Blended Index is a more narrowly based index that reflects the market sector in which the Fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The MSCI ACWI All Cap Index and the Bloomberg Global Aggregate Index replace the MSCI World Index as the Fund's broad-based indices in compliance with updated regulatory requirements.

Fund Performance

Cumulative Growth of an Assumed $10,000Investment

	Class A	MSCI ACWI All Cap Index	Bloomberg Global Aggregate Index	Blended Index	MSCI World Index
'14	$10,000	$10,000	$10,000	$10,000	$10,000
'15	$10,014	$9,844	$9,984	$9,936	$9,819
'15	$10,094	$10,394	$9,903	$10,316	$10,394
'15	$10,029	$10,257	$9,808	$10,217	$10,231
'15	$10,122	$10,541	$9,912	$10,374	$10,471
'15	$10,062	$10,550	$9,735	$10,391	$10,507
'15	$9,854	$10,319	$9,692	$10,188	$10,263
'15	$9,832	$10,375	$9,714	$10,337	$10,447
'15	$9,557	$9,681	$9,725	$9,854	$9,756
'15	$9,452	$9,327	$9,775	$9,620	$9,396
'15	$9,638	$10,029	$9,796	$10,154	$10,141
'15	$9,497	$9,968	$9,633	$10,110	$10,090
'15	$9,371	$9,784	$9,685	$9,976	$9,913
'16	$9,266	$9,169	$9,768	$9,599	$9,320
'16	$9,252	$9,122	$9,986	$9,570	$9,250
'16	$9,571	$9,812	$10,256	$10,051	$9,878
'16	$9,707	$9,970	$10,392	$10,174	$10,035
'16	$9,753	$9,989	$10,253	$10,214	$10,091
'16	$9,966	$9,917	$10,552	$10,189	$9,978
'16	$10,027	$10,358	$10,632	$10,510	$10,399
'16	$9,974	$10,394	$10,580	$10,513	$10,408
'16	$10,057	$10,474	$10,638	$10,550	$10,463
'16	$9,920	$10,270	$10,343	$10,383	$10,261
'16	$9,761	$10,382	$9,932	$10,414	$10,408
'16	$9,867	$10,606	$9,887	$10,592	$10,657
'17	$9,951	$10,895	$9,998	$10,778	$10,915
'17	$10,065	$11,195	$10,045	$11,009	$11,217
'17	$10,057	$11,327	$10,061	$11,089	$11,337
'17	$10,131	$11,508	$10,174	$11,230	$11,505
'17	$10,178	$11,738	$10,332	$11,422	$11,748
'17	$10,178	$11,809	$10,323	$11,449	$11,793
'17	$10,326	$12,133	$10,496	$11,656	$12,076
'17	$10,388	$12,177	$10,600	$11,698	$12,093
'17	$10,380	$12,440	$10,505	$11,866	$12,364
'17	$10,427	$12,690	$10,465	$12,025	$12,598
'17	$10,521	$12,939	$10,581	$12,202	$12,871
'17	$10,598	$13,151	$10,618	$12,335	$13,045
'18	$10,692	$13,860	$10,744	$12,748	$13,733
'18	$10,038	$13,283	$10,649	$12,342	$13,165
'18	$10,092	$13,035	$10,762	$12,177	$12,878
'18	$10,131	$13,155	$10,590	$12,248	$13,026
'18	$10,203	$13,209	$10,510	$12,328	$13,107
'18	$10,187	$13,129	$10,463	$12,320	$13,101
'18	$10,203	$13,488	$10,445	$12,590	$13,510
'18	$10,219	$13,611	$10,456	$12,723	$13,677
'18	$10,187	$13,632	$10,366	$12,748	$13,753
'18	$9,885	$12,563	$10,250	$12,063	$12,744
'18	$9,885	$12,737	$10,282	$12,180	$12,888
'18	$9,630	$11,814	$10,490	$11,599	$11,908
'19	$10,163	$12,774	$10,650	$12,268	$12,835
'19	$10,299	$13,130	$10,589	$12,524	$13,221
'19	$10,410	$13,263	$10,721	$12,711	$13,394
'19	$10,490	$13,700	$10,690	$13,027	$13,869
'19	$10,341	$12,883	$10,834	$12,571	$13,069
'19	$10,564	$13,707	$11,074	$13,198	$13,930
'19	$10,606	$13,748	$11,044	$13,252	$13,999
'19	$10,655	$13,399	$11,268	$13,166	$13,713
'19	$10,730	$13,680	$11,154	$13,341	$14,005
'19	$10,829	$14,057	$11,228	$13,590	$14,361
'19	$10,796	$14,407	$11,143	$13,853	$14,761
'19	$11,044	$14,920	$11,208	$14,141	$15,203
'20	$11,102	$14,722	$11,351	$14,162	$15,111
'20	$10,713	$13,513	$11,427	$13,401	$13,834
'20	$9,481	$11,563	$11,171	$12,136	$12,003
'20	$9,851	$12,839	$11,390	$13,128	$13,314
'20	$10,124	$13,432	$11,440	$13,593	$13,957
'20	$10,243	$13,863	$11,542	$13,879	$14,326
'20	$10,567	$14,581	$11,910	$14,406	$15,012
'20	$10,831	$15,466	$11,892	$15,038	$16,015
'20	$10,627	$14,990	$11,849	$14,675	$15,462
'20	$10,558	$14,666	$11,861	$14,344	$14,988
'20	$11,308	$16,528	$12,076	$15,654	$16,904
'20	$11,675	$17,354	$12,238	$16,123	$17,621
'21	$11,700	$17,331	$12,131	$15,979	$17,446
'21	$11,947	$17,800	$11,922	$16,196	$17,893
'21	$12,007	$18,260	$11,693	$16,512	$18,488
'21	$12,458	$19,049	$11,840	$17,087	$19,349
'21	$12,588	$19,336	$11,951	$17,278	$19,627
'21	$12,745	$19,566	$11,846	$17,496	$19,920
'21	$12,867	$19,660	$12,004	$17,776	$20,277
'21	$13,006	$20,146	$11,954	$18,075	$20,782
'21	$12,849	$19,347	$11,741	$17,503	$19,919
'21	$13,162	$20,283	$11,713	$18,192	$21,047
'21	$12,736	$19,733	$11,679	$17,931	$20,586
'21	$13,162	$20,513	$11,662	$18,454	$21,465
'22	$12,928	$19,446	$11,423	$17,654	$20,330
'22	$12,849	$19,002	$11,288	$17,287	$19,816
'22	$13,241	$19,389	$10,944	$17,479	$20,359
'22	$12,974	$17,849	$10,344	$16,265	$18,668
'22	$12,936	$17,858	$10,373	$16,315	$18,682
'22	$12,251	$16,316	$10,040	$15,248	$17,064
'22	$12,655	$17,479	$10,253	$16,207	$18,419
'22	$12,495	$16,861	$9,849	$15,598	$17,649
'22	$11,764	$15,231	$9,342	$14,381	$16,008
'22	$11,914	$16,165	$9,278	$15,043	$17,158
'22	$12,364	$17,392	$9,715	$15,945	$18,351
'22	$12,186	$16,730	$9,767	$15,450	$17,571
'23	$12,636	$17,963	$10,088	$16,358	$18,815
'23	$12,326	$17,463	$9,753	$15,957	$18,362
'23	$12,401	$17,886	$10,061	$16,431	$18,930
'23	$12,462	$18,111	$10,106	$16,664	$19,262
'23	$12,208	$17,889	$9,908	$16,497	$19,069
'23	$12,483	$18,930	$9,907	$17,173	$20,222
'23	$12,706	$19,654	$9,976	$17,571	$20,902
'23	$12,513	$19,087	$9,839	$17,245	$20,403
'23	$12,259	$18,284	$9,552	$16,593	$19,522
'23	$12,137	$17,670	$9,438	$16,180	$18,956
'23	$12,625	$19,302	$9,914	$17,459	$20,733
'23	$12,940	$20,320	$10,326	$18,261	$21,751
'24	$12,818	$20,363	$10,183	$18,400	$22,012
'24	$12,889	$21,210	$10,055	$18,864	$22,945
'24	$13,143	$21,880	$10,111	$19,340	$23,683
'24	$12,962	$21,136	$9,855	$18,693	$22,803
'24	$13,268	$21,992	$9,985	$19,371	$23,821
'24	$13,215	$22,392	$9,999	$19,703	$24,306
'24	$13,458	$22,860	$10,275	$20,086	$24,734
'24	$13,732	$23,391	$10,518	$20,552	$25,388
'24	$14,049	$23,927	$10,697	$20,901	$25,853
'24	$13,817	$23,371	$10,339	$20,457	$25,340
'24	$14,123	$24,281	$10,374	$21,179	$26,503
'24	$13,669	$23,630	$10,151	$20,690	$25,812

Yearly periods ended December 31

Average Annual Total Returns

Class/Index	1-Year	5-Year	10-Year
Class A	5.64%	4.36%	3.17%
MSCI ACWI All Cap Index	16.29%	9.63%	8.98%
Bloomberg Global Aggregate Index	-1.69%	-1.96%	0.15%
Blended Index	13.30%	7.91%	7.54%
MSCI World Index	18.67%	11.17%	9.95%

Performance shown is historical. The Fund's past performance is not a good predictor or guarantee of the Fund's future performance. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. The performance graph and returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Please contact your participating insurance company for the Fund's most recent month end performance. Performance does not reflect charges and fees (contract charges) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. Fund performance includes reinvestment of all distributions.

Key Fund Statistics

Net Assets ($)	414,153,336
Number of Portfolio Holdings	13
Portfolio Turnover Rate (%)	25
Total Net Advisory Fees Paid ($)	424,945

What did the Fund invest in?

Holdings-based data is subject to change.

Asset Allocation

Asset Type	% of Net Assets
Real Asset	46%
DWS RREEF Global Infrastructure Fund	16%
DWS Enhanced Commodity Strategy Fund	15%
DWS RREEF Real Estate Securities Fund	9%
Xtrackers RREEF Global Natural Resources ETF	4%
iShares Global Infrastructure ETF	2%
Alternative Fixed Income	27%
DWS Floating Rate Fund	11%
iShares JP Morgan USD Emerging Markets Bond ETF	8%
SPDR Blackstone Senior Loan ETF	5%
DWS Emerging Markets Fixed Income Fund	3%
Alternative Equity	15%
SPDR Bloomberg Convertible Securities ETF	12%
iShares Preferred & Income Securities ETF	3%
Absolute Return	9%
DWS Global Macro Fund	9%
Cash Equivalents	3%
DWS Central Cash Management Government Fund	3%
Other Assets and Liabilities, Net	0%
Total	100%

Material Fund Changes

This is a summary of certain changes of the Fund since January 1, 2024. For more information, review the Fund's current prospectus at dws.com/vipreports, or call (800) 728-3337.

Effective October 1, 2024, the Fund’s contractual cap on total annual operating expense for Class A shares changed from 1.02% to 1.05%. The cap includes indirect expenses of underlying funds and excludes certain expenses such as extraordinary expenses, taxes, brokerage, and interest expense.

Additional Information

If you wish to view additional information about the Fund, including, but not limited to, its prospectus, quarterly holdings, Board fee evaluation reports, and financial statements and other information, please visit dws.com/vipreports. For information about the Fund's proxy voting policies and procedures and how the Fund voted proxies related to its portfolio securities, please visit dws.com/en-us/resources/proxy-voting. This additional information is also available free of charge by contacting us at (800) 728-3337.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. The Fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include: stock market risk; the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets; credit and interest rate risk; floating rate loan risk; volatility, infrastructure and high-yield debt securities. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. The Fund may use derivatives, including as part of its currency and interest-rate strategies. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The success of the Fund’s currency and interest-rate strategies are dependent, in part, on the effectiveness and implementation of portfolio management’s proprietary models. As part of these strategies, the Fund’s exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. The risk of loss is heightened during periods of rapid rises in interest rates. In addition, the notional amount of the Fund’s aggregate currency and interest-rate exposure resulting from these strategies may significantly exceed the net assets of the Fund. Please read the prospectus for additional risks and specific details regarding the Fund's risk profile.

This report must be preceded or accompanied by a prospectus. We advise you to consider the Fund's objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund, which can be requested by calling (800) 728-3337, contacting your financial representative, or visit dws.com/vipreports to view or download a prospectus. Please read the prospectus carefully before you invest.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.

©2025 DWS Group GmbH&Co. KGaA. All rights reserved

VS2AAA-TSRA-A

R-104186-1 (02/25)

DWS Alternative Asset Allocation VIP

Class B

Annual Shareholder Report—December 31, 2024

This annual shareholder report contains important information about DWS Alternative Asset Allocation VIP (the "Fund") for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund on the Fund's website at dws.com/vipreports. You can also request this information by contacting us at (800) 728-3337.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$63	0.61%

Gross expense ratio as of the latest prospectus: 1.21%. See prospectus for any contractual or voluntary waivers; without a waiver, costs would have been higher. Fund costs do not reflect any fees or sales charges imposed by a variable contract for which the Fund is an investment option, or expenses of the underlying funds in which the Fund invests.

How did the Fund perform last year and what affected its performance?

Class B shares of the Fund returned 5.30% for the period ended December 31, 2024. The Fund's broad-based indices, the MSCI ACWI All Cap Index and the Bloomberg Global Aggregate Index, returned 16.29% and -1.69%, respectively for the same period, while the Fund's additional, more narrowly based index, the Blended Index, returned 13.30%.

The Fund’s underperformance versus the Blended Index largely reflected the Blended Index’s high weighting in equities, which outpaced most other asset classes in 2024. With this said, all segments of the Fund contributed to absolute returns for the full year.

The Fund’s Real Assets portfolio, which includes investments that typically perform well in times of rising inflation, made the strongest contribution to results. Infrastructure stocks and real estate investment trusts, both of which tend to have above-average interest-rate sensitivity, gained ground in response to the U.S. Federal Reserve’s decision to cut rates by a full percentage point. The portfolio’s allocation to commodities finished the year close to flat, while global natural resource equities posted a small gain.

The Alternative Fixed Income portfolio also made a positive contribution to absolute returns. Bank loans and emerging-market bonds both delivered healthy gains as investors gravitated to higher-yielding, credit-oriented market segments.

The Alternative Equity portfolio — which holds exchange-traded funds that invest in convertible securities and preferred stocks — finished with a positive absolute return, as well. Convertibles exhibited strength thanks to the “risk-on” market environment and the prevalence of growth companies among the issuers in the asset class. Preferred stocks also registered a gain, but the category closed well off of the high it achieved in early October.

The Absolute Return portfolio, which is intended to act as a source of ballast during times of market turbulence, was the smallest contributor to performance. While a position in DWS Global Macro Fund (8.6%) produced only a modest gain, cash — held through a position in DWS ESG Liquidity Fund* — generated a healthy total return given the high level of short-term interest rates.

Percentages in parentheses are based on the Fund’s net assets as of December 31, 2024.

* Not held at December 31, 2024.

MSCI ACWI All Cap Index captures large, mid, small and micro-cap representation across Developed Markets countries and large, mid and small cap representation across Emerging Markets countries. The index is comprehensive, covering approximately 99% of the global equity investment opportunity set.

Bloomberg Global Aggregate Index is a flagship measure of global investment grade debt from local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

The MSCI ACWI All Cap Index and the Bloomberg Global Aggregate Index are broad-based indices that represent the Fund’s overall equity and debt markets, respectively.

The Blended Index consists of 70% MSCI World Index and 30% Bloomberg U.S. Aggregate Bond Index. MSCI World Index captures large and mid-cap representation across developed markets countries. The index covers approximately 85% of the free float-adjusted equity market capitalization in each country. Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government related and corporate securities, fixed rate agency MBS, ABS and CMBS (agency and non agency).

The Blended Index is a more narrowly based index that reflects the market sector in which the Fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The MSCI ACWI All Cap Index and the Bloomberg Global Aggregate Index replace the MSCI World Index as the Fund's broad-based indices in compliance with updated regulatory requirements.

Fund Performance

Cumulative Growth of an Assumed $10,000Investment

	Class B	MSCI ACWI All Cap Index	Bloomberg Global Aggregate Index	Blended Index	MSCI World Index
'14	$10,000	$10,000	$10,000	$10,000	$10,000
'15	$10,007	$9,844	$9,984	$9,936	$9,819
'15	$10,094	$10,394	$9,903	$10,316	$10,394
'15	$10,029	$10,257	$9,808	$10,217	$10,231
'15	$10,111	$10,541	$9,912	$10,374	$10,471
'15	$10,051	$10,550	$9,735	$10,391	$10,507
'15	$9,843	$10,319	$9,692	$10,188	$10,263
'15	$9,814	$10,375	$9,714	$10,337	$10,447
'15	$9,539	$9,681	$9,725	$9,854	$9,756
'15	$9,435	$9,327	$9,775	$9,620	$9,396
'15	$9,613	$10,029	$9,796	$10,154	$10,141
'15	$9,472	$9,968	$9,633	$10,110	$10,090
'15	$9,346	$9,784	$9,685	$9,976	$9,913
'16	$9,235	$9,169	$9,768	$9,599	$9,320
'16	$9,220	$9,122	$9,986	$9,570	$9,250
'16	$9,539	$9,812	$10,256	$10,051	$9,878
'16	$9,676	$9,970	$10,392	$10,174	$10,035
'16	$9,706	$9,989	$10,253	$10,214	$10,091
'16	$9,926	$9,917	$10,552	$10,189	$9,978
'16	$9,986	$10,358	$10,632	$10,510	$10,399
'16	$9,926	$10,394	$10,580	$10,513	$10,408
'16	$10,001	$10,474	$10,638	$10,550	$10,463
'16	$9,865	$10,270	$10,343	$10,383	$10,261
'16	$9,706	$10,382	$9,932	$10,414	$10,408
'16	$9,812	$10,606	$9,887	$10,592	$10,657
'17	$9,888	$10,895	$9,998	$10,778	$10,915
'17	$10,001	$11,195	$10,045	$11,009	$11,217
'17	$9,994	$11,327	$10,061	$11,089	$11,337
'17	$10,060	$11,508	$10,174	$11,230	$11,505
'17	$10,106	$11,738	$10,332	$11,422	$11,748
'17	$10,106	$11,809	$10,323	$11,449	$11,793
'17	$10,245	$12,133	$10,496	$11,656	$12,076
'17	$10,307	$12,177	$10,600	$11,698	$12,093
'17	$10,299	$12,440	$10,505	$11,866	$12,364
'17	$10,338	$12,690	$10,465	$12,025	$12,598
'17	$10,430	$12,939	$10,581	$12,202	$12,871
'17	$10,500	$13,151	$10,618	$12,335	$13,045
'18	$10,593	$13,860	$10,744	$12,748	$13,733
'18	$9,944	$13,283	$10,649	$12,342	$13,165
'18	$9,998	$13,035	$10,762	$12,177	$12,878
'18	$10,030	$13,155	$10,590	$12,248	$13,026
'18	$10,101	$13,209	$10,510	$12,328	$13,107
'18	$10,085	$13,129	$10,463	$12,320	$13,101
'18	$10,101	$13,488	$10,445	$12,590	$13,510
'18	$10,109	$13,611	$10,456	$12,723	$13,677
'18	$10,077	$13,632	$10,366	$12,748	$13,753
'18	$9,770	$12,563	$10,250	$12,063	$12,744
'18	$9,770	$12,737	$10,282	$12,180	$12,888
'18	$9,518	$11,814	$10,490	$11,599	$11,908
'19	$10,038	$12,774	$10,650	$12,268	$12,835
'19	$10,180	$13,130	$10,589	$12,524	$13,221
'19	$10,282	$13,263	$10,721	$12,711	$13,394
'19	$10,354	$13,700	$10,690	$13,027	$13,869
'19	$10,207	$12,883	$10,834	$12,571	$13,069
'19	$10,427	$13,707	$11,074	$13,198	$13,930
'19	$10,468	$13,748	$11,044	$13,252	$13,999
'19	$10,517	$13,399	$11,268	$13,166	$13,713
'19	$10,582	$13,680	$11,154	$13,341	$14,005
'19	$10,672	$14,057	$11,228	$13,590	$14,361
'19	$10,648	$14,407	$11,143	$13,853	$14,761
'19	$10,884	$14,920	$11,208	$14,141	$15,203
'20	$10,941	$14,722	$11,351	$14,162	$15,111
'20	$10,558	$13,513	$11,427	$13,401	$13,834
'20	$9,334	$11,563	$11,171	$12,136	$12,003
'20	$9,695	$12,839	$11,390	$13,128	$13,314
'20	$9,963	$13,432	$11,440	$13,593	$13,957
'20	$10,081	$13,863	$11,542	$13,879	$14,326
'20	$10,391	$14,581	$11,910	$14,406	$15,012
'20	$10,651	$15,466	$11,892	$15,038	$16,015
'20	$10,441	$14,990	$11,849	$14,675	$15,462
'20	$10,374	$14,666	$11,861	$14,344	$14,988
'20	$11,103	$16,528	$12,076	$15,654	$16,904
'20	$11,463	$17,354	$12,238	$16,123	$17,621
'21	$11,489	$17,331	$12,131	$15,979	$17,446
'21	$11,723	$17,800	$11,922	$16,196	$17,893
'21	$11,782	$18,260	$11,693	$16,512	$18,488
'21	$12,214	$19,049	$11,840	$17,087	$19,349
'21	$12,342	$19,336	$11,951	$17,278	$19,627
'21	$12,495	$19,566	$11,846	$17,496	$19,920
'21	$12,606	$19,660	$12,004	$17,776	$20,277
'21	$12,742	$20,146	$11,954	$18,075	$20,782
'21	$12,589	$19,347	$11,741	$17,503	$19,919
'21	$12,887	$20,283	$11,713	$18,192	$21,047
'21	$12,470	$19,733	$11,679	$17,931	$20,586
'21	$12,879	$20,513	$11,662	$18,454	$21,465
'22	$12,649	$19,446	$11,423	$17,654	$20,330
'22	$12,564	$19,002	$11,288	$17,287	$19,816
'22	$12,947	$19,389	$10,944	$17,479	$20,359
'22	$12,678	$17,849	$10,344	$16,265	$18,668
'22	$12,633	$17,858	$10,373	$16,315	$18,682
'22	$11,964	$16,316	$10,040	$15,248	$17,064
'22	$12,349	$17,479	$10,253	$16,207	$18,419
'22	$12,193	$16,861	$9,849	$15,598	$17,649
'22	$11,479	$15,231	$9,342	$14,381	$16,008
'22	$11,617	$16,165	$9,278	$15,043	$17,158
'22	$12,047	$17,392	$9,715	$15,945	$18,351
'22	$11,882	$16,730	$9,767	$15,450	$17,571
'23	$12,312	$17,963	$10,088	$16,358	$18,815
'23	$12,010	$17,463	$9,753	$15,957	$18,362
'23	$12,074	$17,886	$10,061	$16,431	$18,930
'23	$12,131	$18,111	$10,106	$16,664	$19,262
'23	$11,875	$17,889	$9,908	$16,497	$19,069
'23	$12,141	$18,930	$9,907	$17,173	$20,222
'23	$12,358	$19,654	$9,976	$17,571	$20,902
'23	$12,161	$19,087	$9,839	$17,245	$20,403
'23	$11,914	$18,284	$9,552	$16,593	$19,522
'23	$11,786	$17,670	$9,438	$16,180	$18,956
'23	$12,269	$19,302	$9,914	$17,459	$20,733
'23	$12,556	$20,320	$10,326	$18,261	$21,751
'24	$12,437	$20,363	$10,183	$18,400	$22,012
'24	$12,506	$21,210	$10,055	$18,864	$22,945
'24	$12,743	$21,880	$10,111	$19,340	$23,683
'24	$12,567	$21,136	$9,855	$18,693	$22,803
'24	$12,864	$21,992	$9,985	$19,371	$23,821
'24	$12,813	$22,392	$9,999	$19,703	$24,306
'24	$13,037	$22,860	$10,275	$20,086	$24,734
'24	$13,293	$23,391	$10,518	$20,552	$25,388
'24	$13,610	$23,927	$10,697	$20,901	$25,853
'24	$13,375	$23,371	$10,339	$20,457	$25,340
'24	$13,671	$24,281	$10,374	$21,179	$26,503
'24	$13,221	$23,630	$10,151	$20,690	$25,812

Yearly periods ended December 31

Average Annual Total Returns

Class/Index	1-Year	5-Year	10-Year
Class B	5.30%	3.97%	2.83%
MSCI ACWI All Cap Index	16.29%	9.63%	8.98%
Bloomberg Global Aggregate Index	-1.69%	-1.96%	0.15%
Blended Index	13.30%	7.91%	7.54%
MSCI World Index	18.67%	11.17%	9.95%

Performance shown is historical. The Fund's past performance is not a good predictor or guarantee of the Fund's future performance. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. The performance graph and returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Please contact your participating insurance company for the Fund's most recent month end performance. Performance does not reflect charges and fees (contract charges) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. Fund performance includes reinvestment of all distributions.

Key Fund Statistics

Net Assets ($)	414,153,336
Number of Portfolio Holdings	13
Portfolio Turnover Rate (%)	25
Total Net Advisory Fees Paid ($)	424,945

What did the Fund invest in?

Holdings-based data is subject to change.

Asset Allocation

Asset Type	% of Net Assets
Real Asset	46%
DWS RREEF Global Infrastructure Fund	16%
DWS Enhanced Commodity Strategy Fund	15%
DWS RREEF Real Estate Securities Fund	9%
Xtrackers RREEF Global Natural Resources ETF	4%
iShares Global Infrastructure ETF	2%
Alternative Fixed Income	27%
DWS Floating Rate Fund	11%
iShares JP Morgan USD Emerging Markets Bond ETF	8%
SPDR Blackstone Senior Loan ETF	5%
DWS Emerging Markets Fixed Income Fund	3%
Alternative Equity	15%
SPDR Bloomberg Convertible Securities ETF	12%
iShares Preferred & Income Securities ETF	3%
Absolute Return	9%
DWS Global Macro Fund	9%
Cash Equivalents	3%
DWS Central Cash Management Government Fund	3%
Other Assets and Liabilities, Net	0%
Total	100%

Material Fund Changes

This is a summary of certain changes of the Fund since January 1, 2024. For more information, review the Fund's current prospectus at dws.com/vipreports, or call (800) 728-3337.

Effective October 1, 2024, the Fund’s contractual cap on total annual operating expense for Class B shares changed from 1.40% to 1.43%. The cap includes indirect expenses of underlying funds and excludes certain expenses such as extraordinary expenses, taxes, brokerage, and interest expense.

Additional Information

If you wish to view additional information about the Fund, including, but not limited to, its prospectus, quarterly holdings, Board fee evaluation reports, and financial statements and other information, please visit dws.com/vipreports. For information about the Fund's proxy voting policies and procedures and how the Fund voted proxies related to its portfolio securities, please visit dws.com/en-us/resources/proxy-voting. This additional information is also available free of charge by contacting us at (800) 728-3337.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. The Fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include: stock market risk; the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets; credit and interest rate risk; floating rate loan risk; volatility, infrastructure and high-yield debt securities. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. The Fund may use derivatives, including as part of its currency and interest-rate strategies. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The success of the Fund’s currency and interest-rate strategies are dependent, in part, on the effectiveness and implementation of portfolio management’s proprietary models. As part of these strategies, the Fund’s exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. The risk of loss is heightened during periods of rapid rises in interest rates. In addition, the notional amount of the Fund’s aggregate currency and interest-rate exposure resulting from these strategies may significantly exceed the net assets of the Fund. Please read the prospectus for additional risks and specific details regarding the Fund's risk profile.

This report must be preceded or accompanied by a prospectus. We advise you to consider the Fund's objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund, which can be requested by calling (800) 728-3337, contacting your financial representative, or visit dws.com/vipreports to view or download a prospectus. Please read the prospectus carefully before you invest.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.

©2025 DWS Group GmbH&Co. KGaA. All rights reserved

VS2AAA-TSRA-B

R-104186-1 (02/25)

DWS CROCI U.S. VIP

Class A

Annual Shareholder Report—December 31, 2024

This annual shareholder report contains important information about DWS CROCI U.S. VIP (the "Fund") for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund on the Fund's website at dws.com/vipreports. You can also request this information by contacting us at (800) 728-3337.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$74	0.68%

Gross expense ratio as of the latest prospectus: 0.79%. See prospectus for any contractual or voluntary waivers; without a waiver, costs would have been higher. Fund costs do not reflect any fees or sales charges imposed by a variable contract for which the Fund is an investment option.

How did the Fund perform last year and what affected its performance?

Class A shares of the Fund returned 17.76% for the period ended December 31, 2024. The Fund's broad-based index, the Russell 1000® Index, returned 24.51% for the same period, while the Fund's additional, more narrowly based index, the Russell 1000® Value Index, returned 14.37%.

Stock selection was the primary reason for the Fund’s outperformance versus the Russell 1000® Value Index, with the best results occurring in the communication services sector. Holdings in Meta Platforms, Inc. (4.5%) and Alphabet, Inc. (5.3%) positioned the Fund to benefit from the strength in mega-cap, technology-related companies. The broadcaster Fox Corp. (4.5%), which reported better-than-expected earnings, also was a key contributor in communication services.

Selection in financials added value, as well. The consumer-finance company Synchrony Financial (2.3%) was a top performer, as were the credit-card provider Discover Financial Services (1.3%) and the large-cap banks State Street Corp. (1.7%) and JPMorgan Chase & Co. (3.3%).

Information technology was an additional source of positive relative performance. Broadcom, Inc. (2.7%) a semiconductor producer that reported an impressive revenue expansion and was seen as a beneficiary of the growth of artificial intelligence (AI), was the leading contributor. Apple, Inc. (5.2%), a top performer in the mega-cap tech space that was also propelled by optimism about its AI initiatives, further aided results. Additionally, the Fund was helped by its position in Dell Technologies, Inc. (0.5%), which outperformed on expectations that AI-related demand will fuel increased sales for its servers.

Industrials was the Fund’s weakest sector in terms of relative performance. A holding in PACCAR, Inc. (3.1%), which was pressured by concerns about the demand outlook for heavy trucks, was the primary reason for the shortfall. Outside of industrials, Merck & Co., Inc. (4.5%), Microchip Technology, Inc.,* and Regeneron Pharmaceuticals, Inc. (2.2%) were the largest detractors.

Sector allocation was a net detractor, as well. An underweight in financials hurt results, as did an overweight in the underperforming healthcare sector. On the other hand, an underweight in materials and an overweight in energy contributed.

Percentages in parentheses are based on the Fund’s net assets as of December 31, 2024.

* Not held at December 31, 2024.

Russell 1000® Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 93% of the US market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are included.

The Russell 1000® Index is a broad-based index that represents the fund’s overall equity market. It replaces the Russell 1000® Value Index as the Fund’s broad-based index in compliance with updated regulatory requirements.

Russell 1000® Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with relatively lower price-to-book ratios, lower I/B/E/S forecast medium term (2 year) growth and lower sales per share historical growth (5 years). The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

The Russell 1000® Value Index is a more narrowly based index that reflects the market sector in which the fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Fund Performance

Cumulative Growth of an Assumed $10,000Investment

	Class A	Russell 1000® Index	Russell 1000® Value Index
'14	$10,000	$10,000	$10,000
'15	$9,661	$9,725	$9,600
'15	$10,276	$10,287	$10,065
'15	$10,288	$10,159	$9,928
'15	$10,233	$10,231	$10,021
'15	$10,507	$10,365	$10,141
'15	$10,330	$10,171	$9,939
'15	$10,318	$10,367	$9,982
'15	$9,490	$9,743	$9,388
'15	$9,033	$9,476	$9,104
'15	$9,508	$10,243	$9,791
'15	$9,477	$10,277	$9,829
'15	$9,313	$10,092	$9,617
'16	$8,399	$9,549	$9,120
'16	$8,204	$9,545	$9,118
'16	$8,612	$10,210	$9,775
'16	$8,568	$10,266	$9,980
'16	$8,697	$10,446	$10,135
'16	$8,522	$10,469	$10,223
'16	$8,865	$10,868	$10,520
'16	$8,833	$10,882	$10,601
'16	$8,762	$10,891	$10,579
'16	$8,632	$10,679	$10,415
'16	$8,788	$11,100	$11,010
'16	$8,904	$11,308	$11,285
'17	$9,105	$11,536	$11,365
'17	$9,526	$11,982	$11,774
'17	$9,604	$11,990	$11,654
'17	$9,679	$12,116	$11,632
'17	$9,857	$12,271	$11,621
'17	$9,969	$12,357	$11,811
'17	$10,107	$12,601	$11,967
'17	$10,192	$12,641	$11,828
'17	$10,435	$12,910	$12,178
'17	$10,587	$13,206	$12,267
'17	$10,968	$13,609	$12,642
'17	$10,942	$13,761	$12,827
'18	$11,422	$14,516	$13,323
'18	$10,869	$13,983	$12,687
'18	$10,738	$13,666	$12,464
'18	$10,724	$13,712	$12,505
'18	$10,674	$14,062	$12,579
'18	$10,783	$14,153	$12,610
'18	$11,146	$14,642	$13,109
'18	$11,394	$15,146	$13,303
'18	$11,285	$15,204	$13,329
'18	$10,455	$14,128	$12,639
'18	$10,899	$14,415	$13,016
'18	$9,793	$13,102	$11,767
'19	$10,906	$14,200	$12,682
'19	$11,241	$14,681	$13,088
'19	$11,045	$14,937	$13,171
'19	$11,655	$15,540	$13,638
'19	$10,751	$14,550	$12,761
'19	$11,599	$15,571	$13,677
'19	$11,793	$15,813	$13,791
'19	$11,049	$15,523	$13,385
'19	$11,663	$15,792	$13,863
'19	$12,196	$16,127	$14,056
'19	$12,697	$16,736	$14,491
'19	$13,020	$17,220	$14,890
'20	$12,269	$17,238	$14,569
'20	$11,049	$15,830	$13,158
'20	$8,885	$13,738	$10,910
'20	$9,950	$15,553	$12,136
'20	$10,083	$16,374	$12,552
'20	$10,092	$16,736	$12,469
'20	$10,384	$17,716	$12,962
'20	$10,773	$19,016	$13,498
'20	$10,428	$18,321	$13,166
'20	$10,074	$17,879	$12,993
'20	$11,172	$19,985	$14,741
'20	$11,437	$20,830	$15,306
'21	$11,543	$20,658	$15,166
'21	$11,623	$21,257	$16,082
'21	$12,641	$22,061	$17,028
'21	$12,792	$23,249	$17,709
'21	$13,036	$23,359	$18,123
'21	$13,180	$23,944	$17,915
'21	$13,442	$24,442	$18,059
'21	$13,785	$25,149	$18,417
'21	$13,099	$23,994	$17,776
'21	$13,569	$25,659	$18,678
'21	$13,424	$25,315	$18,020
'21	$14,489	$26,340	$19,157
'22	$13,839	$24,855	$18,711
'22	$13,469	$24,173	$18,493
'22	$13,695	$24,989	$19,015
'22	$12,912	$22,761	$17,943
'22	$13,191	$22,727	$18,292
'22	$11,848	$20,823	$16,694
'22	$12,594	$22,763	$17,801
'22	$12,053	$21,889	$17,270
'22	$11,083	$19,863	$15,756
'22	$12,147	$21,456	$17,371
'22	$12,986	$22,617	$18,457
'22	$12,258	$21,302	$17,713
'23	$13,303	$22,730	$18,631
'23	$12,837	$22,189	$17,974
'23	$12,930	$22,891	$17,891
'23	$13,018	$23,175	$18,161
'23	$12,867	$23,283	$17,460
'23	$13,693	$24,855	$18,620
'23	$14,082	$25,710	$19,275
'23	$13,864	$25,260	$18,754
'23	$13,313	$24,073	$18,031
'23	$12,819	$23,491	$17,395
'23	$13,788	$25,685	$18,707
'23	$14,804	$26,953	$19,743
'24	$14,975	$27,329	$19,764
'24	$15,639	$28,805	$20,493
'24	$16,437	$29,728	$21,517
'24	$15,543	$28,463	$20,598
'24	$16,093	$29,804	$21,251
'24	$16,382	$30,790	$21,051
'24	$16,990	$31,238	$22,127
'24	$17,250	$31,979	$22,721
'24	$17,346	$32,663	$23,036
'24	$17,125	$32,434	$22,783
'24	$17,925	$34,522	$24,238
'24	$17,433	$33,560	$22,580

Yearly periods ended December 31

Average Annual Total Returns

Class/Index	1-Year	5-Year	10-Year
Class A	17.76%	6.01%	5.72%
Russell 1000® Index	24.51%	14.28%	12.87%
Russell 1000® Value Index	14.37%	8.68%	8.49%

Prior to May 1, 2017, the Fund operated with a different investment strategy. Prior to October 3, 2016, the Fund had a team that operated with a different investment strategy. Performance would have been different if the Fund’s current strategy had been in effect.

Performance shown is historical. The Fund's past performance is not a good predictor or guarantee of the Fund's future performance. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. The performance graph and returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Please contact your participating insurance company for the Fund's most recent month end performance. Performance does not reflect charges and fees (contract charges) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. Fund performance includes reinvestment of all distributions.

Key Fund Statistics

Net Assets ($)	138,469,254
Number of Portfolio Holdings	78
Portfolio Turnover Rate (%)	60
Total Net Advisory Fees Paid ($)	703,514

What did the Fund invest in?

Holdings-based data is subject to change.

Asset Allocation

Asset Type	% of Net Assets
Common Stocks	99%
Cash Equivalents	1%
Other Assets and Liabilities, Net	0%
Total	100%

Sector Allocation

Sector	% of Net Assets
Information Technology	25%
Health Care	22%
Communication Services	15%
Financials	13%
Industrials	9%
Consumer Discretionary	7%
Consumer Staples	5%
Energy	2%
Materials	1%

Ten Largest Equity Holdings

Holdings	39.8% of Net Assets
Alphabet, Inc.	5.3%
Apple, Inc.	5.2%
Fox Corp.	4.5%
Meta Platforms, Inc.	4.5%
Merck & Co., Inc.	4.3%
JPMorgan Chase & Co.	3.9%
Johnson & Johnson	3.5%
PACCAR, Inc.	3.1%
QUALCOMM, Inc.	2.8%
Broadcom, Inc.	2.7%

Additional Information

If you wish to view additional information about the Fund, including, but not limited to, its prospectus, quarterly holdings, Board fee evaluation reports, and financial statements and other information, please visit dws.com/vipreports. For information about the Fund's proxy voting policies and procedures and how the Fund voted proxies related to its portfolio securities, please visit dws.com/en-us/resources/proxy-voting. This additional information is also available free of charge by contacting us at (800) 728-3337.

Stocks may decline in value. The Fund will be managed using the CROCI® Investment Process which is based on portfolio management’s belief that, over time, stocks which display more favorable financial metrics (for example, the CROCI® Economic P/E Ratio) as generated by this process may outperform stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the Fund. The Fund may lend securities to approved institutions. Please read the prospectus for details.

This report must be preceded or accompanied by a prospectus. We advise you to consider the Fund's objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund, which can be requested by calling (800) 728-3337, contacting your financial representative, or visit dws.com/vipreports to view or download a prospectus. Please read the prospectus carefully before you invest.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.

©2025 DWS Group GmbH&Co. KGaA. All rights reserved

VS2CUS-TSRA-A

R-104187-1 (02/25)

DWS Government Money Market VIP

Class A

Annual Shareholder Report—December 31, 2024

This annual shareholder report contains important information about DWS Government Money Market VIP (the "Fund") for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund on the Fund's website at dws.com/vipreports. You can also request this information by contacting us at (800) 728-3337.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$41	0.40%

Gross expense ratio as of the latest prospectus: 0.39%. See prospectus for any contractual or voluntary waivers; without a waiver, costs would have been higher. Fund costs do not reflect any fees or sales charges imposed by a variable contract for which the Fund is an investment option.

Key Fund Statistics

Net Assets ($)	214,501,528
Number of Portfolio Holdings	52
Total Net Advisory Fees Paid ($)	487,020
Weighted Average Maturity	19 days
7-Day Current Yield	4.17%

Weighted average maturity, also known as effective maturity, is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Yields fluctuate and are not guaranteed. The 7-day current yield is the annualized net investment income per share as of December 31, 2024.

What did the Fund invest in?

Asset Allocation

Asset Type	% of Net Assets
Repurchase Agreements	56%
Government & Agency Obligations	44%
Other Assets and Liabilities, Net	0%
Total	100%

Holdings-based data is subject to change.

Additional Information

If you wish to view additional information about the Fund, including, but not limited to, its prospectus, Board fee evaluation reports, and financial statements and other information, please visit dws.com/vipreports. For information about the Fund's proxy voting policies and procedures and how the Fund voted proxies related to its portfolio securities, please visit dws.com/en-us/resources/proxy-voting. This additional information is also available free of charge by contacting us at (800) 728-3337.

An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Please read the prospectus for specific details regarding the Fund’s risk profile.

This report must be preceded or accompanied by a prospectus. We advise you to consider the Fund's objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund, which can be requested by calling (800) 728-3337, contacting your financial representative, or visit dws.com/vipreports to view or download a prospectus. Please read the prospectus carefully before you invest.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.

©2025 DWS Group GmbH&Co. KGaA. All rights reserved

VS2GMM-TSRA-A

R-104189-1 (02/25)

DWS Small Mid Cap Growth VIP

Class A

Annual Shareholder Report—December 31, 2024

This annual shareholder report contains important information about DWS Small Mid Cap Growth VIP (the "Fund") for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund on the Fund's website at dws.com/vipreports. You can also request this information by contacting us at (800) 728-3337.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$85	0.83%

Gross expense ratio as of the latest prospectus: 0.85%. See prospectus for any contractual or voluntary waivers; without a waiver, costs would have been higher. Fund costs do not reflect any fees or sales charges imposed by a variable contract for which the Fund is an investment option.

How did the Fund perform last year and what affected its performance?

Class A shares of the Fund returned 5.15% for the period ended December 31, 2024. The Fund's broad-based index, the Russell 3000® Index, returned 23.81% for the same period, while the Fund's additional, more narrowly based index, the Russell 2500™ Growth Index, returned 13.90%.

Positive contributions to the Fund’s return relative to the Russell 2500™ Growth Index were led by positioning in the consumer staples, health care and financials sectors. With respect to individual holdings, the top contributors included RadNet, Inc. (3.4%) a leading U.S. operator of freestanding diagnostic imaging centers. The stock performed well as the company has been adopting artificial intelligence technology for imaging and utilization of outpatient imaging centers continues to take share from higher cost hospital-based centers. Casey’s General Stores, Inc. (2.6%) was another standout contributor. An operator of approximately 2,500 convenience stores in the Midwest, Casey’s delivered consistent unit growth, strong fuel margins on gasoline and effective cost management that drove earnings and its shares higher during the year. SiTime Corp. (1.8%) manufactures performance timing solutions which have seen strong demand from data center expansions, driver assistance in vehicles and mobile handsets. Tyler Technologies, Inc. (3.0%), a provider of integrated information management solutions and services to local governments, has experienced higher-than-expected demand for its “software as a service” product offerings as governments seek to improve efficiency.

On the downside, positioning within the consumer discretionary, industrials and information technology sectors weighed on performance. Individual holdings that detracted the most included AMN Healthcare Services, Inc. (0.4%), a leading provider of health care workforce solutions and staffing services. The company’s largest business segment, nursing staffing, experienced significant year-over-year declines and there is a lack of visibility into when demand will bottom. Shares of Builders FirstSource, Inc. (2.6%) declined as the company cut guidance on weakness in housing starts. In addition, the uncertain inflation and interest rate backdrop has led the company’s homebuilder customers to target smaller, more affordable homes as mortgage rates have remained stubbornly high. Shares of TopBuild Corp. (2.2%) lagged as elevated interest rates weighed on the housing market and delayed commercial and industrial project completions, hurting the company’s revenue and margin outlook. Finally, steel manufacturer Cleveland-Cliffs, Inc. (0.6%) saw its shares decline as weakening steel demand and rising input costs hurt profitability.

Percentages in parentheses are based on the Fund’s net assets as of December 31, 2024.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 96% of the investable U.S. equity market.

The Russell 3000® Index is a broad-based index that represents the fund’s overall equity market. It replaces the Russell 2500™ Growth Index as the Fund’s broad-based index in compliance with updated regulatory requirements.

Russell 2500™ Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with relatively higher price-to-book ratios, higher I/B/E/S forecast medium term (2 year) growth and higher sales per share historical growth (5 years). The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to midcap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics.

The Russell 2500™ Growth Index is a more narrowly based index that reflects the market sector in which the fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Fund Performance

Cumulative Growth of an Assumed $10,000Investment

	Class A	Russell 3000® Index	Russell 2500™ Growth Index
'14	$10,000	$10,000	$10,000
'15	$9,812	$9,722	$9,846
'15	$10,688	$10,285	$10,571
'15	$10,968	$10,180	$10,744
'15	$10,584	$10,226	$10,520
'15	$11,001	$10,368	$10,845
'15	$11,011	$10,194	$10,809
'15	$11,096	$10,365	$10,938
'15	$10,328	$9,739	$10,171
'15	$9,640	$9,455	$9,615
'15	$10,171	$10,202	$10,118
'15	$10,290	$10,258	$10,347
'15	$9,910	$10,048	$9,981
'16	$8,934	$9,481	$8,994
'16	$8,886	$9,478	$9,022
'16	$9,726	$10,145	$9,716
'16	$9,949	$10,208	$9,809
'16	$10,103	$10,391	$10,053
'16	$9,880	$10,412	$9,978
'16	$10,548	$10,825	$10,571
'16	$10,508	$10,853	$10,644
'16	$10,462	$10,870	$10,675
'16	$10,046	$10,635	$10,118
'16	$10,764	$11,111	$10,855
'16	$10,810	$11,327	$10,952
'17	$11,123	$11,541	$11,212
'17	$11,414	$11,970	$11,552
'17	$11,534	$11,978	$11,637
'17	$11,739	$12,105	$11,842
'17	$11,715	$12,229	$11,847
'17	$12,015	$12,339	$12,117
'17	$12,112	$12,572	$12,278
'17	$12,196	$12,596	$12,302
'17	$12,671	$12,903	$12,817
'17	$12,762	$13,185	$13,160
'17	$13,141	$13,585	$13,594
'17	$13,201	$13,721	$13,631
'18	$13,899	$14,444	$14,311
'18	$13,243	$13,912	$13,842
'18	$13,315	$13,633	$13,955
'18	$13,197	$13,684	$13,866
'18	$13,872	$14,071	$14,604
'18	$13,971	$14,163	$14,726
'18	$14,124	$14,633	$15,002
'18	$14,951	$15,147	$16,016
'18	$14,637	$15,172	$15,782
'18	$12,747	$14,055	$13,886
'18	$12,963	$14,336	$14,148
'18	$11,407	$13,002	$12,613
'19	$12,576	$14,118	$14,115
'19	$13,071	$14,614	$15,045
'19	$12,873	$14,828	$15,008
'19	$13,330	$15,420	$15,533
'19	$12,287	$14,422	$14,501
'19	$13,197	$15,435	$15,629
'19	$13,299	$15,664	$15,873
'19	$12,747	$15,345	$15,422
'19	$12,819	$15,614	$15,132
'19	$13,166	$15,950	$15,521
'19	$13,749	$16,557	$16,578
'19	$13,964	$17,035	$16,732
'20	$13,882	$17,016	$16,750
'20	$12,778	$15,623	$15,614
'20	$10,325	$13,475	$12,847
'20	$11,847	$15,259	$14,907
'20	$13,088	$16,075	$16,463
'20	$13,370	$16,443	$17,069
'20	$14,079	$17,376	$18,004
'20	$14,861	$18,635	$18,814
'20	$14,684	$17,957	$18,669
'20	$15,039	$17,569	$18,890
'20	$16,947	$19,706	$21,641
'20	$18,178	$20,593	$23,503
'21	$18,449	$20,501	$24,160
'21	$18,991	$21,142	$24,919
'21	$18,929	$21,900	$24,087
'21	$19,400	$23,029	$24,934
'21	$19,038	$23,134	$24,241
'21	$19,937	$23,705	$25,541
'21	$20,244	$24,105	$24,989
'21	$20,496	$24,793	$25,614
'21	$19,652	$23,680	$24,639
'21	$20,957	$25,282	$25,903
'21	$19,937	$24,897	$24,568
'21	$20,694	$25,877	$24,688
'22	$18,314	$24,355	$21,431
'22	$18,215	$23,741	$21,496
'22	$18,270	$24,512	$21,651
'22	$16,526	$22,312	$19,178
'22	$16,177	$22,282	$18,713
'22	$14,709	$20,418	$17,418
'22	$16,202	$22,333	$19,405
'22	$15,655	$21,500	$19,036
'22	$14,336	$19,506	$17,397
'22	$15,244	$21,106	$18,810
'22	$15,593	$22,208	$19,370
'22	$14,896	$20,907	$18,217
'23	$16,053	$22,347	$20,041
'23	$15,829	$21,825	$19,724
'23	$15,406	$22,408	$19,409
'23	$15,104	$22,647	$19,164
'23	$15,052	$22,735	$19,143
'23	$16,589	$24,288	$20,655
'23	$17,080	$25,158	$21,344
'23	$16,551	$24,673	$20,475
'23	$15,556	$23,497	$19,242
'23	$14,496	$22,875	$17,907
'23	$15,956	$25,008	$19,494
'23	$17,700	$26,334	$21,666
'24	$17,507	$26,626	$21,176
'24	$18,295	$28,067	$22,892
'24	$19,044	$28,973	$23,509
'24	$17,608	$27,698	$21,757
'24	$18,260	$29,006	$22,640
'24	$18,051	$29,904	$22,518
'24	$19,486	$30,460	$23,890
'24	$19,225	$31,123	$23,705
'24	$19,447	$31,767	$24,092
'24	$18,821	$31,534	$24,032
'24	$20,203	$33,632	$26,891
'24	$18,612	$32,604	$24,677

Yearly periods ended December 31

Average Annual Total Returns

Class/Index	1-Year	5-Year	10-Year
Class A	5.15%	5.92%	6.41%
Russell 3000® Index	23.81%	13.86%	12.55%
Russell 2500™ Growth Index	13.90%	8.08%	9.45%

Performance shown is historical. The Fund's past performance is not a good predictor or guarantee of the Fund's future performance. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. The performance graph and returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Please contact your participating insurance company for the Fund's most recent month end performance. Performance does not reflect charges and fees (contract charges) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. Fund performance includes reinvestment of all distributions.

Key Fund Statistics

Net Assets ($)	49,198,325
Number of Portfolio Holdings	108
Portfolio Turnover Rate (%)	4
Total Net Advisory Fees Paid ($)	287,357

What did the Fund invest in?

Holdings-based data is subject to change.

Asset Allocation

Asset Type	% of Net Assets
Common Stocks	98%
Cash Equivalents	2%
Other Investments	0%
Other Assets and Liabilities, Net	0%
Total	100%

Sector Allocation

Sector	% of Net Assets
Information Technology	22%
Industrials	21%
Health Care	20%
Financials	11%
Consumer Discretionary	10%
Materials	4%
Energy	3%
Consumer Staples	3%
Real Estate	3%
Communication Services	1%

Ten Largest Equity Holdings

Holdings	26.5% of Net Assets
RadNet, Inc.	3.4%
Tyler Technologies, Inc.	3.0%
Advanced Energy Industries, Inc.	3.0%
Rush Enterprises, Inc.	2.8%
Builders FirstSource, Inc.	2.6%
Casey's General Stores, Inc.	2.6%
Eagle Materials, Inc.	2.5%
Varonis Systems, Inc.	2.3%
TopBuild Corp.	2.2%
Brink's Co.	2.1%

Additional Information

If you wish to view additional information about the Fund, including, but not limited to, its prospectus, quarterly holdings, Board fee evaluation reports, and financial statements and other information, please visit dws.com/vipreports. For information about the Fund's proxy voting policies and procedures and how the Fund voted proxies related to its portfolio securities, please visit dws.com/en-us/resources/proxy-voting. This additional information is also available free of charge by contacting us at (800) 728-3337.

Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Please read the prospectus for details.

This report must be preceded or accompanied by a prospectus. We advise you to consider the Fund's objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund, which can be requested by calling (800) 728-3337, contacting your financial representative, or visit dws.com/vipreports to view or download a prospectus. Please read the prospectus carefully before you invest.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.

©2025 DWS Group GmbH&Co. KGaA. All rights reserved

VS2SMCG-TSRA-A

R-104192-1 (02/25)

DWS Small Mid Cap Value VIP

Class A

Annual Shareholder Report—December 31, 2024

This annual shareholder report contains important information about DWS Small Mid Cap Value VIP (the "Fund") for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund on the Fund's website at dws.com/vipreports. You can also request this information by contacting us at (800) 728-3337.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$85	0.82%

Gross expense ratio as of the latest prospectus: 0.87%. See prospectus for any contractual or voluntary waivers; without a waiver, costs would have been higher. Fund costs do not reflect any fees or sales charges imposed by a variable contract for which the Fund is an investment option.

How did the Fund perform last year and what affected its performance?

Class A shares of the Fund returned 6.21% for the period ended December 31, 2024. The Fund's broad-based index, the Russell 3000® Index, returned 23.81% for the same period, while the Fund's additional, more narrowly based index, the Russell 2500™ Value Index, returned 10.98%.

Although the Fund produced a gain in 2024, it trailed the Russell 2500™ Value Index due to the impact of stock selection in certain sectors. The weakest relative performance occurred in the consumer discretionary sector. The auto-components producer Lear Corp. (1.2%) came under pressure from slowing global auto sales, and shares of the building and consumer-products company Worthington Enterprises, Inc. (0.6%) slid on concerns about the effect of economic headwinds. An underweight in the auto retailer Carvana Co. (1.0%) hurt results, as well. The shares rallied as robust sales growth alleviated worries that the company could remain a going concern.

The Fund also underperformed in the industrials sector. The shipbuilder Huntington Ingalls Industries, Inc. (1.6%) missed earnings and cut guidance as rising cost pressures reduced the profitability of older contracts. Hillenbrand, Inc. (0.9%), which lowered its full-year revenue and free cash flow estimates due to issues in its molding business, was an additional detractor of note.

Outside of these sectors, the healthcare logistics company Owens & Minor, Inc. (1.3%) — which was hurt by slow growth and worries about its elevated debt and acquisition strategy — was a meaningful detractor. Still, the Fund’s holdings in healthcare outperformed as a group. Ligand Pharmaceuticals, Inc. (1.6%), which reported strong results, raised estimates, and received approval for new treatments, was the top contributor.

The Fund’s holdings in financials also outperformed, led by Robinhood Markets, Inc. (1.0%). The company moved closer to profitability thanks to a sharp rebound in customer trading activity, growth in both accounts and assets, and the tailwind from a rally in cryptocurrencies. Solaris Energy Infrastructure, Inc. (1.9%) and UMB Financial Corp. (2.0%) added value, as well.

Elsewhere in the portfolio, the egg producer Cal-Maine Foods, Inc. (1.9%) was a leading contributor. The company reported rising earnings as lower egg supplies led to a sharp rise in prices. Astera Labs, Inc. (0.9%), a semiconductor company that benefited from the growth of artificial intelligence, and Carlisle Cos.,* which rallied on solid demand for its re-roofing products, were also among the top contributors.

Percentages in parentheses are based on the Fund’s net assets as of December 31, 2024.

* Not held at December 31, 2024.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 96% of the investable U.S. equity market.

The Russell 3000® Index is a broad-based index that represents the fund’s overall equity market.

Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with relatively lower price-to-book ratios, lower I/B/E/S forecast medium term (2 year) growth and lower sales per share historical growth (5 years). The Russell 2500™ Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics.

The Russell 2500™ Value Index is a more narrowly based index that reflects the market sector in which the fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The Russell 3000® Index replaces the Russell 2500™ Value Index as the Fund's broad-based index in compliance with updated regulatory requirements.

Fund Performance

Cumulative Growth of an Assumed $10,000Investment

	Class A	Russell 3000® Index	Russell 2500™ Value Index
'14	$10,000	$10,000	$10,000
'15	$9,618	$9,722	$9,747
'15	$10,326	$10,285	$10,198
'15	$10,416	$10,180	$10,302
'15	$10,528	$10,226	$10,154
'15	$10,847	$10,368	$10,279
'15	$10,872	$10,194	$10,171
'15	$10,485	$10,365	$10,020
'15	$9,907	$9,739	$9,533
'15	$9,514	$9,455	$9,196
'15	$10,073	$10,202	$9,741
'15	$10,380	$10,258	$9,905
'15	$9,809	$10,048	$9,451
'16	$9,152	$9,481	$8,872
'16	$9,164	$9,478	$8,968
'16	$9,907	$10,145	$9,766
'16	$10,185	$10,208	$9,956
'16	$10,247	$10,391	$10,132
'16	$9,854	$10,412	$10,193
'16	$10,377	$10,825	$10,657
'16	$10,591	$10,853	$10,752
'16	$10,563	$10,870	$10,822
'16	$10,350	$10,635	$10,499
'16	$11,190	$11,111	$11,505
'16	$11,465	$11,327	$11,833
'17	$11,596	$11,541	$11,898
'17	$11,748	$11,970	$12,120
'17	$11,768	$11,978	$12,025
'17	$11,786	$12,105	$12,013
'17	$11,538	$12,229	$11,752
'17	$11,708	$12,339	$12,064
'17	$11,885	$12,572	$12,158
'17	$11,658	$12,596	$11,947
'17	$12,381	$12,903	$12,527
'17	$12,459	$13,185	$12,595
'17	$12,849	$13,585	$13,007
'17	$12,672	$13,721	$13,059
'18	$12,792	$14,444	$13,224
'18	$12,133	$13,912	$12,575
'18	$12,332	$13,633	$12,713
'18	$12,403	$13,684	$12,851
'18	$12,761	$14,071	$13,379
'18	$12,717	$14,163	$13,450
'18	$12,918	$14,633	$13,718
'18	$13,240	$15,147	$14,030
'18	$12,952	$15,172	$13,810
'18	$11,802	$14,055	$12,629
'18	$12,011	$14,336	$12,868
'18	$10,643	$13,002	$11,445
'19	$11,767	$14,118	$12,724
'19	$12,229	$14,614	$13,122
'19	$11,933	$14,828	$12,947
'19	$12,356	$15,420	$13,401
'19	$11,496	$14,422	$12,390
'19	$12,120	$15,435	$13,192
'19	$12,299	$15,664	$13,277
'19	$11,449	$15,345	$12,631
'19	$11,978	$15,614	$13,209
'19	$12,110	$15,950	$13,399
'19	$12,413	$16,557	$13,728
'19	$12,932	$17,035	$14,142
'20	$12,592	$17,016	$13,627
'20	$11,175	$15,623	$12,313
'20	$8,511	$13,475	$9,243
'20	$9,611	$15,259	$10,466
'20	$9,889	$16,075	$10,943
'20	$9,975	$16,443	$11,147
'20	$10,381	$17,376	$11,482
'20	$10,648	$18,635	$12,004
'20	$10,210	$17,957	$11,542
'20	$10,381	$17,569	$11,803
'20	$11,974	$19,706	$13,868
'20	$12,829	$20,593	$14,832
'21	$13,011	$20,501	$15,160
'21	$14,090	$21,142	$16,509
'21	$14,871	$21,900	$17,328
'21	$15,660	$23,029	$18,072
'21	$16,157	$23,134	$18,439
'21	$15,973	$23,705	$18,196
'21	$15,811	$24,105	$17,929
'21	$16,071	$24,793	$18,307
'21	$15,638	$23,680	$17,819
'21	$16,298	$25,282	$18,665
'21	$15,908	$24,897	$18,016
'21	$16,742	$25,877	$18,953
'22	$15,703	$24,355	$17,989
'22	$15,919	$23,741	$18,283
'22	$16,092	$24,512	$18,668
'22	$14,960	$22,312	$17,403
'22	$15,203	$22,282	$17,736
'22	$13,553	$20,418	$15,795
'22	$14,838	$22,333	$17,324
'22	$14,406	$21,500	$16,781
'22	$12,889	$19,506	$15,084
'22	$14,273	$21,106	$16,676
'22	$14,783	$22,208	$17,514
'22	$14,096	$20,907	$16,473
'23	$15,502	$22,347	$18,119
'23	$15,170	$21,825	$17,606
'23	$14,495	$22,408	$16,703
'23	$14,251	$22,647	$16,480
'23	$13,807	$22,735	$16,010
'23	$15,011	$24,288	$17,433
'23	$15,852	$25,158	$18,455
'23	$15,174	$24,673	$17,744
'23	$14,274	$23,497	$16,795
'23	$13,538	$22,875	$15,852
'23	$14,695	$25,008	$17,291
'23	$16,203	$26,334	$19,105
'24	$15,712	$26,626	$18,569
'24	$16,378	$28,067	$19,314
'24	$17,290	$28,973	$20,265
'24	$16,162	$27,698	$18,991
'24	$16,898	$29,006	$19,791
'24	$16,449	$29,904	$19,393
'24	$17,944	$30,460	$20,963
'24	$17,471	$31,123	$20,962
'24	$17,458	$31,767	$21,260
'24	$16,985	$31,534	$20,992
'24	$18,542	$33,632	$22,844
'24	$17,209	$32,604	$21,204

Yearly periods ended December 31

Average Annual Total Returns

Class/Index	1-Year	5-Year	10-Year
Class A	6.21%	5.88%	5.58%
Russell 3000® Index	23.81%	13.86%	12.55%
Russell 2500™ Value Index	10.98%	8.44%	7.81%

Performance shown is historical. The Fund's past performance is not a good predictor or guarantee of the Fund's future performance. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. The performance graph and returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Please contact your participating insurance company for the Fund's most recent month end performance. Performance does not reflect charges and fees (contract charges) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. Fund performance includes reinvestment of all distributions.

Key Fund Statistics

Net Assets ($)	79,479,754
Number of Portfolio Holdings	118
Portfolio Turnover Rate (%)	41
Total Net Advisory Fees Paid ($)	501,436

What did the Fund invest in?

Holdings-based data is subject to change.

Asset Allocation

Asset Type	% of Net Assets
Common Stocks	99%
Cash Equivalents	1%
Other Investments	0%
Other Assets and Liabilities, Net	0%
Total	100%

Sector Allocation

Sector	% of Net Assets
Financials	24%
Industrials	16%
Consumer Discretionary	11%
Information Technology	10%
Real Estate	9%
Health Care	7%
Energy	6%
Materials	6%
Consumer Staples	4%
Communication Services	3%
Utilities	3%

Ten Largest Equity Holdings

Holdings	18.9% of Net Assets
Owens Corning	2.1%
IDACORP, Inc.	2.1%
UMB Financial Corp.	2.0%
Gaming & Leisure Properties, Inc.	1.9%
Solaris Energy Infrastructure, Inc.	1.9%
Cal-Maine Foods, Inc.	1.9%
EnerSys	1.8%
API Group Corp.	1.8%
Everest Group Ltd.	1.7%
First BanCorp	1.7%

Additional Information

If you wish to view additional information about the Fund, including, but not limited to, its prospectus, quarterly holdings, Board fee evaluation reports, and financial statements and other information, please visit dws.com/vipreports. For information about the Fund's proxy voting policies and procedures and how the Fund voted proxies related to its portfolio securities, please visit dws.com/en-us/resources/proxy-voting. This additional information is also available free of charge by contacting us at (800) 728-3337.

Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. The impact of the use of quantitative models and the analysis of specific metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. Quantitative models also entail the risk that the models themselves may be limited or incorrect. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Please read the prospectus for details.

This report must be preceded or accompanied by a prospectus. We advise you to consider the Fund's objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund, which can be requested by calling (800) 728-3337, contacting your financial representative, or visit dws.com/vipreports to view or download a prospectus. Please read the prospectus carefully before you invest.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.

©2025 DWS Group GmbH&Co. KGaA. All rights reserved

VS2SMCV-TSRA-A

R-104193-1 (02/25)

DWS Small Mid Cap Value VIP

Class B

Annual Shareholder Report—December 31, 2024

This annual shareholder report contains important information about DWS Small Mid Cap Value VIP (the "Fund") for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund on the Fund's website at dws.com/vipreports. You can also request this information by contacting us at (800) 728-3337.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$121	1.18%

Gross expense ratio as of the latest prospectus: 1.24%. See prospectus for any contractual or voluntary waivers; without a waiver, costs would have been higher. Fund costs do not reflect any fees or sales charges imposed by a variable contract for which the Fund is an investment option.

How did the Fund perform last year and what affected its performance?

Class B shares of the Fund returned 5.79% for the period ended December 31, 2024. The Fund's broad-based index, the Russell 3000® Index, returned 23.81% for the same period, while the Fund's additional, more narrowly based index, the Russell 2500™ Value Index, returned 10.98%.

Although the Fund produced a gain in 2024, it trailed the Russell 2500™ Value Index due to the impact of stock selection in certain sectors. The weakest relative performance occurred in the consumer discretionary sector. The auto-components producer Lear Corp. (1.2%) came under pressure from slowing global auto sales, and shares of the building and consumer-products company Worthington Enterprises, Inc. (0.6%) slid on concerns about the effect of economic headwinds. An underweight in the auto retailer Carvana Co. (1.0%) hurt results, as well. The shares rallied as robust sales growth alleviated worries that the company could remain a going concern.

The Fund also underperformed in the industrials sector. The shipbuilder Huntington Ingalls Industries, Inc. (1.6%) missed earnings and cut guidance as rising cost pressures reduced the profitability of older contracts. Hillenbrand, Inc. (0.9%), which lowered its full-year revenue and free cash flow estimates due to issues in its molding business, was an additional detractor of note.

Outside of these sectors, the healthcare logistics company Owens & Minor, Inc. (1.3%) — which was hurt by slow growth and worries about its elevated debt and acquisition strategy — was a meaningful detractor. Still, the Fund’s holdings in healthcare outperformed as a group. Ligand Pharmaceuticals, Inc. (1.6%), which reported strong results, raised estimates, and received approval for new treatments, was the top contributor.

The Fund’s holdings in financials also outperformed, led by Robinhood Markets, Inc. (1.0%). The company moved closer to profitability thanks to a sharp rebound in customer trading activity, growth in both accounts and assets, and the tailwind from a rally in cryptocurrencies. Solaris Energy Infrastructure, Inc. (1.9%) and UMB Financial Corp. (2.0%) added value, as well.

Elsewhere in the portfolio, the egg producer Cal-Maine Foods, Inc. (1.9%) was a leading contributor. The company reported rising earnings as lower egg supplies led to a sharp rise in prices. Astera Labs, Inc. (0.9%), a semiconductor company that benefited from the growth of artificial intelligence, and Carlisle Cos.,* which rallied on solid demand for its re-roofing products, were also among the top contributors.

Percentages in parentheses are based on the Fund’s net assets as of December 31, 2024.

* Not held at December 31, 2024.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 96% of the investable U.S. equity market.

The Russell 3000® Index is a broad-based index that represents the fund’s overall equity market.

Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with relatively lower price-to-book ratios, lower I/B/E/S forecast medium term (2 year) growth and lower sales per share historical growth (5 years). The Russell 2500™ Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics.

The Russell 2500™ Value Index is a more narrowly based index that reflects the market sector in which the fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The Russell 3000® Index replaces the Russell 2500™ Value Index as the Fund's broad-based index in compliance with updated regulatory requirements.

Fund Performance

Cumulative Growth of an Assumed $10,000Investment

	Class B	Russell 3000® Index	Russell 2500™ Value Index
'14	$10,000	$10,000	$10,000
'15	$9,617	$9,722	$9,747
'15	$10,321	$10,285	$10,198
'15	$10,411	$10,180	$10,302
'15	$10,521	$10,226	$10,154
'15	$10,839	$10,368	$10,279
'15	$10,858	$10,194	$10,171
'15	$10,472	$10,365	$10,020
'15	$9,889	$9,739	$9,533
'15	$9,491	$9,455	$9,196
'15	$10,049	$10,202	$9,741
'15	$10,349	$10,258	$9,905
'15	$9,779	$10,048	$9,451
'16	$9,117	$9,481	$8,872
'16	$9,129	$9,478	$8,968
'16	$9,865	$10,145	$9,766
'16	$10,143	$10,208	$9,956
'16	$10,198	$10,391	$10,132
'16	$9,807	$10,412	$10,193
'16	$10,328	$10,825	$10,657
'16	$10,526	$10,853	$10,752
'16	$10,506	$10,870	$10,822
'16	$10,287	$10,635	$10,499
'16	$11,115	$11,111	$11,505
'16	$11,389	$11,327	$11,833
'17	$11,513	$11,541	$11,898
'17	$11,663	$11,970	$12,120
'17	$11,677	$11,978	$12,025
'17	$11,686	$12,105	$12,013
'17	$11,441	$12,229	$11,752
'17	$11,609	$12,339	$12,064
'17	$11,785	$12,572	$12,158
'17	$11,553	$12,596	$11,947
'17	$12,262	$12,903	$12,527
'17	$12,340	$13,185	$12,595
'17	$12,719	$13,585	$13,007
'17	$12,543	$13,721	$13,059
'18	$12,656	$14,444	$13,224
'18	$12,002	$13,912	$12,575
'18	$12,192	$13,633	$12,713
'18	$12,259	$13,684	$12,851
'18	$12,612	$14,071	$13,379
'18	$12,569	$14,163	$13,450
'18	$12,750	$14,633	$13,718
'18	$13,076	$15,147	$14,030
'18	$12,784	$15,172	$13,810
'18	$11,640	$14,055	$12,629
'18	$11,846	$14,336	$12,868
'18	$10,496	$13,002	$11,445
'19	$11,605	$14,118	$12,724
'19	$12,053	$14,614	$13,122
'19	$11,760	$14,828	$12,947
'19	$12,169	$15,420	$13,401
'19	$11,314	$14,422	$12,390
'19	$11,928	$15,435	$13,192
'19	$12,104	$15,664	$13,277
'19	$11,268	$15,345	$12,631
'19	$11,788	$15,614	$13,209
'19	$11,909	$15,950	$13,399
'19	$12,206	$16,557	$13,728
'19	$12,699	$17,035	$14,142
'20	$12,364	$17,016	$13,627
'20	$10,971	$15,623	$12,313
'20	$8,351	$13,475	$9,243
'20	$9,437	$15,259	$10,466
'20	$9,709	$16,075	$10,943
'20	$9,793	$16,443	$11,147
'20	$10,181	$17,376	$11,482
'20	$10,442	$18,635	$12,004
'20	$10,003	$17,957	$11,542
'20	$10,170	$17,569	$11,803
'20	$11,731	$19,706	$13,868
'20	$12,558	$20,593	$14,832
'21	$12,736	$20,501	$15,160
'21	$13,784	$21,142	$16,509
'21	$14,538	$21,900	$17,328
'21	$15,317	$23,029	$18,072
'21	$15,792	$23,134	$18,439
'21	$15,612	$23,705	$18,196
'21	$15,454	$24,105	$17,929
'21	$15,697	$24,793	$18,307
'21	$15,264	$23,680	$17,819
'21	$15,908	$25,282	$18,665
'21	$15,517	$24,897	$18,016
'21	$16,331	$25,877	$18,953
'22	$15,317	$24,355	$17,989
'22	$15,517	$23,741	$18,283
'22	$15,676	$24,512	$18,668
'22	$14,567	$22,312	$17,403
'22	$14,815	$22,282	$17,736
'22	$13,200	$20,418	$15,795
'22	$14,438	$22,333	$17,324
'22	$14,018	$21,500	$16,781
'22	$12,532	$19,506	$15,084
'22	$13,878	$21,106	$16,676
'22	$14,363	$22,208	$17,514
'22	$13,695	$20,907	$16,473
'23	$15,062	$22,347	$18,119
'23	$14,739	$21,825	$17,606
'23	$14,072	$22,408	$16,703
'23	$13,825	$22,647	$16,480
'23	$13,394	$22,735	$16,010
'23	$14,561	$24,288	$17,433
'23	$15,376	$25,158	$18,455
'23	$14,708	$24,673	$17,744
'23	$13,836	$23,497	$16,795
'23	$13,111	$22,875	$15,852
'23	$14,232	$25,008	$17,291
'23	$15,693	$26,334	$19,105
'24	$15,206	$26,626	$18,569
'24	$15,851	$28,067	$19,314
'24	$16,723	$28,973	$20,265
'24	$15,628	$27,698	$18,991
'24	$16,337	$29,006	$19,791
'24	$15,893	$29,904	$19,393
'24	$17,335	$30,460	$20,963
'24	$16,878	$31,123	$20,962
'24	$16,854	$31,767	$21,260
'24	$16,398	$31,534	$20,992
'24	$17,900	$33,632	$22,844
'24	$16,602	$32,604	$21,204

Yearly periods ended December 31

Average Annual Total Returns

Class/Index	1-Year	5-Year	10-Year
Class B	5.79%	5.51%	5.20%
Russell 3000® Index	23.81%	13.86%	12.55%
Russell 2500™ Value Index	10.98%	8.44%	7.81%

Performance shown is historical. The Fund's past performance is not a good predictor or guarantee of the Fund's future performance. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. The performance graph and returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Please contact your participating insurance company for the Fund's most recent month end performance. Performance does not reflect charges and fees (contract charges) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. Fund performance includes reinvestment of all distributions.

Key Fund Statistics

Net Assets ($)	79,479,754
Number of Portfolio Holdings	118
Portfolio Turnover Rate (%)	41
Total Net Advisory Fees Paid ($)	501,436

What did the Fund invest in?

Holdings-based data is subject to change.

Asset Allocation

Asset Type	% of Net Assets
Common Stocks	99%
Cash Equivalents	1%
Other Investments	0%
Other Assets and Liabilities, Net	0%
Total	100%

Sector Allocation

Sector	% of Net Assets
Financials	24%
Industrials	16%
Consumer Discretionary	11%
Information Technology	10%
Real Estate	9%
Health Care	7%
Energy	6%
Materials	6%
Consumer Staples	4%
Communication Services	3%
Utilities	3%

Ten Largest Equity Holdings

Holdings	18.9% of Net Assets
Owens Corning	2.1%
IDACORP, Inc.	2.1%
UMB Financial Corp.	2.0%
Gaming & Leisure Properties, Inc.	1.9%
Solaris Energy Infrastructure, Inc.	1.9%
Cal-Maine Foods, Inc.	1.9%
EnerSys	1.8%
API Group Corp.	1.8%
Everest Group Ltd.	1.7%
First BanCorp	1.7%

Additional Information

If you wish to view additional information about the Fund, including, but not limited to, its prospectus, quarterly holdings, Board fee evaluation reports, and financial statements and other information, please visit dws.com/vipreports. For information about the Fund's proxy voting policies and procedures and how the Fund voted proxies related to its portfolio securities, please visit dws.com/en-us/resources/proxy-voting. This additional information is also available free of charge by contacting us at (800) 728-3337.

Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. The impact of the use of quantitative models and the analysis of specific metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. Quantitative models also entail the risk that the models themselves may be limited or incorrect. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Please read the prospectus for details.

This report must be preceded or accompanied by a prospectus. We advise you to consider the Fund's objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund, which can be requested by calling (800) 728-3337, contacting your financial representative, or visit dws.com/vipreports to view or download a prospectus. Please read the prospectus carefully before you invest.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.

©2025 DWS Group GmbH&Co. KGaA. All rights reserved

VS2SMCV-TSRA-B

R-104193-1 (02/25)

(b) Not applicable

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Ms. Catherine Schrand, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

Deutsche DWS Variable Series II

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2024	$398,846	$0	$50,727	$0
2023	$387,811	$0	$50,727	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2024	$0	$637,276	$0
2023	$0	$424,143	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2024	$50,727	$637,276	$0	$688,003
2023	$50,727	$424,143	$0	$474,870

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm and (i) and (j) are not applicable.

***

In connection with the audit of the 2023 and 2024 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Item 5.	Audit Committee of Listed Registrants

Not applicable

Item 6.	Investments.

Not applicable

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

December 31, 2024
Annual Financial Statements and Other Information
Deutsche DWS Variable Series II
DWS Global Income Builder VIP

Contents
3	Investment Portfolio
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statements of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
28	Report of Independent Registered Public Accounting Firm
29	Tax Information
30	Shareholder Meeting Results
31	Advisory Agreement Board Considerations and Fee Evaluation
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

2 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Investment Portfolioas of December 31, 2024

	Shares	Value ($)
Common Stocks 20.7%
Communication Services 1.8%
Entertainment 0.2%
Netflix, Inc.*	200	178,264
Interactive Media & Services 1.6%
Alphabet, Inc. "A"	3,700	700,410
Alphabet, Inc. "C"	3,600	685,584
Meta Platforms, Inc. "A"	700	409,857
		1,795,851
Wireless Telecommunication Services 0.0%
SoftBank Corp.	31,900	40,094
Consumer Discretionary 2.3%
Automobiles 0.2%
Ferrari NV	29	12,394
Suzuki Motor Corp.	18,000	201,611
		214,005
Broadline Retail 0.9%
Amazon.com, Inc.*	2,500	548,475
Next PLC	736	87,425
Prosus NV	9,992	397,074
		1,032,974
Hotels, Restaurants & Leisure 0.0%
Evolution AB 144A	480	37,064
Household Durables 0.2%
PulteGroup, Inc.	1,600	174,240
Specialty Retail 0.6%
Burlington Stores, Inc.*	100	28,506
Ross Stores, Inc.	4,400	665,588
		694,094
Textiles, Apparel & Luxury Goods 0.4%
Hermes International SCA	155	372,557
Consumer Staples 1.2%
Consumer Staples Distribution & Retail 0.3%
Coles Group Ltd.	18,354	214,390
Loblaw Companies, Ltd.	600	78,961
		293,351
Food Products 0.8%
Ajinomoto Co., Inc.	14,200	578,269
Tyson Foods, Inc. "A"	5,500	315,920
		894,189
Household Products 0.1%
Essity AB "B"	4,732	126,447
Energy 0.8%
Energy Equipment & Services 0.6%
Baker Hughes Co.	16,300	668,626
	Shares	Value ($)
Oil, Gas & Consumable Fuels 0.2%
Targa Resources Corp.	1,000	178,500
Financials 3.4%
Banks 0.9%
Bank Hapoalim BM	3,756	45,323
DBS Group Holdings Ltd.	2,500	80,043
DNB Bank ASA	1,369	27,249
Erste Group Bank AG	211	13,005
HSBC Holdings PLC	25,451	250,135
ICICI Bank Ltd. (ADR)	8,500	253,810
KB Financial Group, Inc. (ADR)	3,100	176,390
UniCredit SpA	3,079	123,444
		969,399
Capital Markets 0.5%
Ameriprise Financial, Inc.	200	106,486
T. Rowe Price Group, Inc.	3,865	437,093
		543,579
Consumer Finance 0.8%
American Express Co.	700	207,753
Discover Financial Services	1,400	242,522
Synchrony Financial	6,800	442,000
		892,275
Insurance 1.2%
Allstate Corp.	1,200	231,348
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Registered)	131	65,993
Progressive Corp.	4,100	982,401
Swiss Re AG	251	36,335
Tokio Marine Holdings, Inc.	300	10,877
		1,326,954
Health Care 2.1%
Biotechnology 0.2%
Vertex Pharmaceuticals, Inc.*	400	161,080
Health Care Equipment & Supplies 0.0%
Olympus Corp.	2,100	31,315
Pharmaceuticals 1.9%
Eli Lilly & Co.	300	231,600
Novartis AG (Registered)	4,062	396,803
Novo Nordisk A/S "B"	1,468	126,438
Pfizer, Inc.	47,500	1,260,175
UCB SA	247	49,102
		2,064,118
Industrials 2.1%
Aerospace & Defense 1.6%
Northrop Grumman Corp.	2,300	1,079,367
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 3

	Shares	Value ($)
Rheinmetall AG	562	357,666
Rolls-Royce Holdings PLC*	16,331	116,018
Safran SA	786	172,615
		1,725,666
Building Products 0.2%
Trane Technologies PLC	500	184,675
Commercial Services & Supplies 0.1%
Brambles Ltd.	12,371	147,220
Machinery 0.1%
Komatsu Ltd.	6,000	164,042
Professional Services 0.0%
Recruit Holdings Co., Ltd.	600	41,827
Trading Companies & Distributors 0.1%
Sumitomo Corp.	4,100	88,574
Information Technology 5.4%
Communications Equipment 0.4%
Arista Networks, Inc.*	4,000	442,120
Electronic Equipment, Instruments & Components 0.8%
Amphenol Corp. "A"	6,700	465,315
Hon Hai Precision Industry Co. Ltd. (GDR) REG S	35,003	389,059
		854,374
IT Services 0.1%
Infosys Ltd. (ADR) (a)	8,400	184,128
Semiconductors & Semiconductor Equipment 2.6%
Broadcom, Inc.	5,340	1,238,026
NVIDIA Corp.	5,360	719,794
QUALCOMM, Inc.	2,700	414,774
Tokyo Electron Ltd.	3,500	524,676
		2,897,270
Software 1.0%
Adobe, Inc.*	700	311,276
Autodesk, Inc.*	600	177,342
Microsoft Corp.	1,400	590,100
		1,078,718
Technology Hardware, Storage & Peripherals 0.5%
Canon, Inc.	16,400	533,650
Materials 0.7%
Chemicals 0.2%
CF Industries Holdings, Inc.	3,000	255,960
Metals & Mining 0.5%
Agnico Eagle Mines Ltd.	2,000	156,471
Barrick Gold Corp.	22,600	350,450
		506,921
Real Estate 0.4%
Specialized REITs 0.4%
SBA Communications Corp.	2,200	448,360
	Shares	Value ($)
Utilities 0.5%
Electric Utilities 0.5%
Constellation Energy Corp.	800	178,968
Iberdrola SA	9,231	127,093
SSE PLC	12,047	241,943
		548,004
Total Common Stocks (Cost $21,811,704)		22,790,485
Preferred Stocks 2.1%
Financials 1.4%
AGNC Investment Corp., Series C (REIT), 10.029%	14,427	371,784
Fifth Third Bancorp., Series I, 8.296%	10,000	253,200
KeyCorp., Series E, 6.125%	10,000	245,500
Morgan Stanley, Series K, 5.85%	10,000	243,400
Wells Fargo & Co., Series A, 5.625%	15,000	367,500
		1,481,384
Real Estate 0.7%
Kimco Realty Corp., Series L (REIT), 5.125%	15,000	309,150
Prologis, Inc., Series Q (REIT), 8.54%	164	9,348
Simon Property Group, Inc., Series A (REIT), 8.375%	8,000	465,840
		784,338
Total Preferred Stocks (Cost $2,574,794)		2,265,722
Rights 0.0%
Health Care
Contra Abiomed, Inc.,* (b) (Cost $204)	200	204
Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (b) (Cost $30,284)	170	2,017

	Principal Amount ($) (c)	Value ($)
Corporate Bonds 29.6%
Communication Services 1.5%
AT&T, Inc., 3.55%, 9/15/2055	110,000	73,984
CCO Holdings LLC, 144A, 5.125%, 5/1/2027 (a)	180,000	176,872
The accompanying notes are an integral part of the financial statements.

4 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Principal Amount ($) (c)	Value ($)
Charter Communications Operating LLC:
2.25%, 1/15/2029 (a)	120,000	105,808
6.1%, 6/1/2029	140,000	142,706
Comcast Corp., 5.5%, 5/15/2064	75,000	69,946
Paramount Global:
4.2%, 6/1/2029	275,000	259,403
4.6%, 1/15/2045	60,000	44,006
4.95%, 1/15/2031	150,000	140,025
T-Mobile U.S.A., Inc.:
4.375%, 4/15/2040	60,000	52,008
4.7%, 1/15/2035	202,000	191,053
T-Mobile USA, Inc., 6.0%, 6/15/2054	80,000	81,086
Warnermedia Holdings, Inc.:
4.279%, 3/15/2032	300,000	264,362
5.141%, 3/15/2052	100,000	74,300
		1,675,559
Consumer Discretionary 0.8%
Aptiv Swiss Holdings Ltd., 4.65%, 9/13/2029	200,000	194,156
Ford Motor Credit Co. LLC, 4.125%, 8/17/2027	200,000	193,374
General Motors Financial Co., Inc., 5.45%, 9/6/2034 (a)	109,000	105,782
Lowe's Companies, Inc., 5.625%, 4/15/2053	50,000	48,049
Melco Resorts Finance Ltd., 144A, 4.875%, 6/6/2025 (a)	300,000	298,112
		839,473
Consumer Staples 0.2%
JBS USA Holding Lux SARL, 6.75%, 3/15/2034	200,000	211,453
The J M Smucker Co., 6.5%, 11/15/2053	50,000	53,635
		265,088
Energy 5.8%
BP Capital Markets PLC, 6.125%, Perpetual	605,000	594,451
Cheniere Energy Partners LP, 4.0%, 3/1/2031	250,000	231,177
Cheniere Energy, Inc.:
4.625%, 10/15/2028	320,000	313,059
5.65%, 4/15/2034	100,000	100,574
Columbia Pipelines Holding Co. LLC, 144A, 5.681%, 1/15/2034	100,000	98,762
Columbia Pipelines Operating Co. LLC, 144A, 5.927%, 8/15/2030	80,000	82,345
Coterra Energy, Inc., 5.9%, 2/15/2055	120,000	113,191
DT Midstream, Inc., 144A, 5.8%, 12/15/2034	86,000	86,605
	Principal Amount ($) (c)	Value ($)
Ecopetrol SA, 7.75%, 2/1/2032	300,000	291,136
Energy Transfer LP:
Series F, 6.75%, Perpetual	330,000	326,829
7.125%, 10/1/2054	200,000	202,640
144A, 7.375%, 2/1/2031	85,000	88,887
8.0%, 5/15/2054	450,000	471,577
EnLink Midstream LLC, 144A, 6.5%, 9/1/2030	280,000	293,233
Enterprise Products Operating LLC, Series E, 5.25%, 8/16/2077	450,000	439,701
EQT Corp., 5.75%, 2/1/2034	355,000	352,877
Expand Energy Corp.:
5.375%, 2/1/2029	205,000	201,935
5.7%, 1/15/2035	180,000	176,667
NuStar Logistics LP, 6.375%, 10/1/2030	565,000	566,533
Occidental Petroleum Corp., 8.875%, 7/15/2030	300,000	342,616
Saudi Arabian Oil Co.:
144A, 5.75%, 7/17/2054	215,000	201,065
144A, 5.875%, 7/17/2064	200,000	186,508
South Bow USA Infrastructure Holdings LLC, 144A, 5.026%, 10/1/2029	121,000	118,895
Targa Resources Partners LP, 5.0%, 1/15/2028	200,000	197,830
Western Midstream Operating LP, 5.45%, 11/15/2034	172,000	166,137
Williams Companies, Inc., 5.65%, 3/15/2033	90,000	90,800
		6,336,030
Financials 12.5%
AerCap Ireland Capital DAC:
3.4%, 10/29/2033	150,000	127,743
6.95%, 3/10/2055	500,000	514,587
Aircastle Ltd.:
Series A, 144A, 5.25%, Perpetual	130,000	127,500
144A, 5.75%, 10/1/2031	150,000	151,010
144A, 6.5%, 7/18/2028	90,000	93,018
Ally Financial, Inc., Series B, 4.7%, Perpetual	350,000	326,608
Antares Holdings LP, 144A, 6.35%, 10/23/2029	250,000	248,023
Ares Capital Corp., 5.95%, 7/15/2029	100,000	101,113
Banco Santander SA, 5.538%, 3/14/2030	200,000	200,889
Bank of America Corp., Series RR, 4.375%, Perpetual	530,000	510,306
Bank of New York Mellon Corp., Series I, 3.75%, Perpetual	345,000	326,051
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 5

	Principal Amount ($) (c)	Value ($)
Bank of Nova Scotia, 4.9%, Perpetual	545,000	539,329
Beacon Funding Trust, 144A, 6.266%, 8/15/2054	145,000	143,197
Blackstone Private Credit Fund:
144A, 4.95%, 9/26/2027	245,000	242,038
144A, 5.25%, 4/1/2030	348,000	338,291
144A, 5.6%, 11/22/2029	250,000	246,826
144A, 6.0%, 11/22/2034	150,000	146,353
BNP Paribas SA:
144A, 5.906%, 11/19/2035	300,000	290,986
144A, 8.5%, Perpetual (a)	280,000	291,763
Canadian Imperial Bank of Commerce, 6.95%, 1/28/2085	350,000	347,815
Capital One Financial Corp., Series M, 3.95%, Perpetual	350,000	332,896
Charles Schwab Corp.:
Series I, 4.0%, Perpetual	220,000	212,783
Series F, 5.0%, Perpetual	350,000	334,380
Citigroup, Inc.:
5.592%, 11/19/2034	590,000	584,915
Series EE, 6.75%, Perpetual	350,000	347,153
Series CC, 7.125%, Perpetual	200,000	203,716
Corebridge Financial, Inc., 5.75%, 1/15/2034	130,000	132,422
HSBC Holdings PLC:
5.286%, 11/19/2030	340,000	337,743
5.874%, 11/18/2035	255,000	248,938
JPMorgan Chase & Co., 6.875%, Perpetual	350,000	365,483
Morgan Stanley:
5.32%, 7/19/2035	133,000	130,820
5.466%, 1/18/2035	140,000	139,218
Nordea Bank Abp, 144A, 6.3%, Perpetual	300,000	286,624
PNC Financial Services Group, Inc., Series W, 6.25%, Perpetual	230,000	232,165
Royal Bank of Canada, 6.35%, 11/24/2084	650,000	621,468
Societe Generale SA:
144A, 5.375%, Perpetual	250,000	212,388
144A, 6.221%, 6/15/2033 (a)	225,000	223,193
144A, 8.125%, Perpetual	250,000	245,073
State Street Corp., Series J, 6.7%, Perpetual	450,000	459,241
Synchrony Bank, 5.625%, 8/23/2027	250,000	251,718
The Goldman Sachs Group, Inc.:
Series T, 3.8%, Perpetual	170,000	164,146
	Principal Amount ($) (c)	Value ($)
5.33%, 7/23/2035	195,000	191,360
5.727%, 4/25/2030	175,000	178,606
Series Y, 6.125%, Perpetual	429,000	423,472
Series W, 7.5%, Perpetual	225,000	237,303
Truist Financial Corp., Series N, 6.669%, Perpetual (d)	300,000	298,374
U.S. Bancorp, 5.678%, 1/23/2035	180,000	181,519
UBS Group AG, 144A, 4.375%, Perpetual	200,000	171,524
Wells Fargo & Co., 6.85%, Perpetual	450,000	464,468
Zions Bancorp NA, 6.816%, 11/19/2035	250,000	251,741
		13,778,296
Health Care 0.5%
Charles River Laboratories International, Inc., 144A, 3.75%, 3/15/2029	150,000	137,562
CVS Health Corp.:
5.05%, 3/25/2048	175,000	144,295
6.75%, 12/10/2054	213,000	208,855
HCA, Inc., 6.0%, 4/1/2054	60,000	57,157
		547,869
Industrials 3.0%
American Airlines, Inc., 144A, 5.5%, 4/20/2026	52,500	52,330
AS Mileage Plan IP Ltd., 144A, 5.308%, 10/20/2031	212,000	206,986
BNSF Funding Trust I, 6.613%, 12/15/2055	250,000	250,624
Boeing Co.:
6.259%, 5/1/2027	130,000	133,092
6.858%, 5/1/2054	230,000	244,455
Delta Air Lines, Inc.:
3.75%, 10/28/2029	135,000	125,954
144A, 7.0%, 5/1/2025	420,000	421,776
Mileage Plus Holdings LLC, 144A, 6.5%, 6/20/2027	301,000	302,897
RTX Corp., 6.1%, 3/15/2034	135,000	142,154
Stanley Black & Decker, Inc., 4.0%, 3/15/2060	450,000	443,319
United Airlines Pass-Through Trust, “A”, Series 2023-1, 5.8%, 7/15/2037	293,297	299,099
United Rentals North America, Inc., 144A, 6.0%, 12/15/2029	110,000	110,977
Wrangler Holdco Corp., 144A, 6.625%, 4/1/2032 (a)	580,000	590,439
		3,324,102
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Principal Amount ($) (c)		Value ($)
Information Technology 0.5%
AppLovin Corp., 5.95%, 12/1/2054		133,000	130,998
Broadcom, Inc., 144A, 2.6%, 2/15/2033		70,000	57,862
Hewlett Packard Enterprise Co., 4.85%, 10/15/2031		110,000	107,280
Oracle Corp.:
4.7%, 9/27/2034		160,000	151,640
5.375%, 9/27/2054		75,000	69,129
5.5%, 9/27/2064		75,000	68,618
			585,527
Materials 1.2%
Celanese U.S. Holdings LLC:
6.165%, 7/15/2027		100,000	101,490
6.6%, 11/15/2028		50,000	51,218
Chemours Co., 5.375%, 5/15/2027		350,000	336,879
Corp. Nacional del Cobre de Chile, 144A, 5.95%, 1/8/2034		200,000	198,283
Dow Chemical Co., 5.15%, 2/15/2034 (a)		160,000	156,454
MEGlobal Canada ULC, 144A, 5.0%, 5/18/2025		256,000	255,347
Olin Corp., 5.0%, 2/1/2030		200,000	187,761
			1,287,432
Real Estate 0.1%
Kimco Realty OP LLC, 6.4%, 3/1/2034		70,000	74,491
Utilities 3.5%
CMS Energy Corp., 3.75%, 12/1/2050		400,000	348,220
Dominion Energy, Inc., 6.625%, 5/15/2055		350,000	355,832
Duke Energy Corp.:
3.25%, 1/15/2082		250,000	232,385
6.45%, 9/1/2054		224,000	226,721
Entergy Arkansas LLC, 5.75%, 6/1/2054		150,000	148,296
Eversource Energy, 5.5%, 1/1/2034		220,000	218,253
Nevada Power Co., 6.0%, 3/15/2054		90,000	91,903
NextEra Energy Capital Holdings, Inc., 6.75%, 6/15/2054		98,000	100,399
NRG Energy, Inc., 144A, 2.45%, 12/2/2027		250,000	232,137
Pacific Gas and Electric Co.:
3.3%, 8/1/2040		70,000	52,379
5.9%, 10/1/2054		52,000	51,287
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 144A, 2.875%, 10/25/2025	EUR	260,000	268,505
	Principal Amount ($) (c)	Value ($)
Pg&e Corp., 7.375%, 3/15/2055	100,000	102,623
RWE Finance U.S. LLC, 144A, 5.875%, 4/16/2034	300,000	300,918
Sempra, 4.125%, 4/1/2052	510,000	486,684
Sierra Pacific Power Co., 5.9%, 3/15/2054	50,000	49,995
Southern Co., Series 21-A, 3.75%, 9/15/2051	215,000	205,888
Southwestern Public Service Co., 6.0%, 6/1/2054	220,000	222,382
Vistra Operations Co. LLC, 144A, 5.7%, 12/30/2034	206,000	203,838
		3,898,645
Total Corporate Bonds (Cost $33,052,272)		32,612,512
Asset-Backed 8.0%
Automobile Receivables 0.9%
Avis Budget Rental Car Funding AESOP LLC, “C”, Series 2022-5A, 144A, 6.24%, 4/20/2027	200,000	201,183
CPS Auto Receivables Trust, “C”, Series 2023-C, 144A, 6.27%, 10/15/2029	100,000	101,475
Foursight Capital Automobile Receivables Trust, “C”, Series 2023-2, 144A, 6.21%, 4/16/2029	250,000	254,302
Hertz Vehicle Financing III LLC, “C”, Series 2023-1A, 144A, 6.91%, 6/25/2027	340,000	343,515
Santander Drive Auto Receivables Trust, “C”, Series 2023-3, 5.77%, 11/15/2030	100,000	101,643
		1,002,118
Credit Card Receivables 0.7%
Brex Commercial Charge Card Master Trust, “A1”, Series 2024-1, 144A, 6.05%, 7/15/2027	100,000	101,149
Mercury Financial Credit Card Master Trust:
“A”, Series 2024-2A, 144A, 6.56%, 7/20/2029	200,000	202,396
“A”, Series 2023-1A, 144A, 8.04%, 9/20/2027	200,000	199,960
Mission Lane Credit Card Master Trust, “A”, Series 2024-B, 144A, 5.88%, 1/15/2030	250,000	249,774
		753,279
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 7

	Principal Amount ($) (c)	Value ($)
Miscellaneous 6.4%
AB BSL CLO 5 Ltd., “B”, Series 2024-5A, 144A, 90-day average SOFR + 1.7%, 6.015% (d), 1/20/2038	600,000	600,101
Allegro CLO V-S Ltd., “B1”, Series 2024-2A, 144A, 90-day average SOFR + 1.9%, 7.182% (d), 7/24/2037	500,000	503,633
Apidos CLO LI Ltd., “C”, Series 2024-51A, 144A, 90-day average SOFR + 1.75%, 6.047% (d), 1/20/2038 (e)	250,000	250,000
Apidos CLO XXIV Ltd., “A1AL”, Series 2016-24A, 144A, 90-day average SOFR + 1.212%, 5.829% (d), 10/20/2030	261,041	261,159
ARES XLI CLO Ltd., “BR”, Series 2016-41A, 144A, 90-day average SOFR + 1.712%, 6.368% (d), 4/15/2034	500,000	500,864
BlueMountain CLO XXXIV Ltd., “B1”, Series 2022- 34A, 144A, 90-day average SOFR + 2.05%, 6.667% (d), 4/20/2035	250,000	250,463
Carlyle Global Market Strategies CLO Ltd., “A2R3”, Series 2015-5A, 144A, 90-day average SOFR + 1.65%, 6.267% (d), 1/20/2032	430,000	430,395
CF Hippolyta Issuer LLC, “B1”, Series 2021-1A, 144A, 1.98%, 3/15/2061	520,231	484,983
Cloud Capital Holdco LP, “A2”, Series 2024-1A, 144A, 5.781%, 11/22/2049	150,000	149,497
CyrusOne Data Centers Issuer I LLC, “A2”, Series 2024-2A, 144A, 4.5%, 5/20/2049	250,000	238,267
Elmwood CLO 37 Ltd., “D1”, Series 2024-13A, 144A, 90-day average SOFR + 2.6%, 6.892% (d), 1/17/2038 (e)	250,000	250,000
Frontier Issuer LLC, “A2”, Series 2023-1, 144A, 6.6%, 8/20/2053	250,000	254,445
HINNT LLC, “B”, Series 2024-A, 144A, 5.84%, 3/15/2043	76,286	76,899
Jersey Mike's Funding LLC, “A2”, Series 2024-1A, 144A, 5.636%, 2/15/2055	120,000	118,509
	Principal Amount ($) (c)	Value ($)
Madison Park Funding XXXVIII Ltd., “C”, Series 2021-38A, 144A, 90-day average SOFR + 2.162%, 6.809% (d), 7/17/2034	250,000	250,159
Morgan Stanley Eaton Vance CLO Ltd., “A”, Series 2021- 1A, 144A, 90-day average SOFR + 1.422%, 6.048% (d), 10/20/2034	500,000	499,996
Mosaic Solar Loan Trust, “B”, Series 2023-1A, 144A, 6.92%, 6/20/2053	283,436	264,163
Octagon 63 Ltd., “A2”, Series 2024-2A, 144A, 90-day average SOFR + 1.71%, 6.327% (d), 7/20/2037	350,000	350,466
Rad CLO 23 Ltd., “A1”, Series 2024-23A, 144A, 90-day average SOFR + 1.6%, 6.217% (d), 4/20/2037	500,000	502,479
Switch ABS Issuer LLC:
“A2”, Series 2024-2A, 144A, 5.436%, 6/25/2054	100,000	99,749
“A2”, Series 2024-1A, 144A, 6.28%, 3/25/2054	200,000	202,867
Voya CLO Ltd., “B”, Series 2021-1A, 144A, 90-day average SOFR + 1.912%, 6.568% (d), 7/15/2034	400,000	400,955
Wingstop Funding LLC, “A2”, Series 2024-1A, 144A, 5.858%, 12/5/2054	100,000	100,205
		7,040,254
Total Asset-Backed (Cost $8,782,721)		8,795,651
Mortgage-Backed Securities Pass- Throughs 0.0%
Federal Home Loan Mortgage Corp., 6.0%, 3/1/2038	595	618
Federal National Mortgage Association, 4.5%, 9/1/2035	2,412	2,372
Total Mortgage-Backed Securities Pass- Throughs (Cost $2,849)		2,990
Commercial Mortgage-Backed Securities 3.0%
20 Times Square Trust, “C”, Series 2018-20TS, 144A, 3.1% (d), 5/15/2035	200,000	170,545
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Principal Amount ($) (c)	Value ($)
2023-MIC Trust, “B”, Series 2023-MIC, 144A, 9.532% (d), 12/5/2038	600,000	645,716
BAHA Trust, “A”, Series 2024- MAR, 144A, 6.171%, 12/10/2041	279,000	281,672
Benchmark Mortgage Trust, “A4”, Series 2020-IG3, 144A, 2.437%, 9/15/2048	100,000	83,190
BPR Trust, “B”, Series 2021- TY, 144A, 30-day average SOFR + 1.264%, 5.662% (d), 9/15/2038	100,000	99,022
BX Trust, “D”, Series 2019- OC11, 144A, 3.944% (d), 12/9/2041	150,000	136,420
BXP Trust, “B”, Series 2021- 601L, 144A, 2.775% (d), 1/15/2044	250,000	202,689
Citigroup Commercial Mortgage Trust, “A”, Series 2013-375P, 144A, 3.251%, 5/10/2035	133,998	131,653
Freddie Mac Multifamily Structured Credit Risk, “M2”, Series 2021-MN1, 144A, 30-day average SOFR + 3.75%, 8.319% (d), 1/25/2051	194,000	198,077
JPMorgan Chase Commercial Mortgage Securities Trust:
“A”, Series 2021-1MEM, 144A, 2.516%, 10/9/2042	250,000	192,078
“A”, Series 2016-NINE, 144A, 2.854%, 9/6/2038	187,000	179,812
“A”, Series 2019-OSB, 144A, 3.397%, 6/5/2039	250,000	227,954
“A”, Series 2018-PHH, 144A, 30-day average SOFR + 1.257%, 5.654% (d), 6/15/2035	387,634	336,461
JW Commercial Mortgage Trust, “B”, Series 2024- MRCO, 144A, 30-day average SOFR + 1.941%, 6.338% (d), 6/15/2039	300,000	300,000
ROCK Trust, “A”, Series 2024- CNTR, 144A, 5.388%, 11/13/2041	159,000	158,557
Total Commercial Mortgage-Backed Securities (Cost $3,235,166)		3,343,846
Collateralized Mortgage Obligations 7.0%
Federal National Mortgage Association:
“AO”, Series 2023-53, Principal Only, Zero Coupon, 11/25/2053	466,218	377,847
	Principal Amount ($) (c)	Value ($)
“I”, Series 2003-84, Interest Only, 6.0%, 9/25/2033	32,551	4,372
“FE”, Series 2024-87, 30- day average SOFR + 1.85%, 6.0% (d), 12/25/2054	490,783	489,803
“FG”, Series 2023-53, 30- day average SOFR + 1.9%, 6.469% (d), 11/25/2053	2,741,873	2,812,167
Freddie Mac Structured Agency Credit Risk Debt Notes:
“M1B”, Series 2022- DNA2, 144A, 30-day average SOFR + 2.4%, 6.969% (d), 2/25/2042	155,000	158,657
“M2”, Series 2019-DNA2, 144A, 30-day average SOFR + 2.564%, 7.133% (d), 3/25/2049	156,204	159,433
Government National Mortgage Association:
“HZ”, Series 2024-43, 5.0%, 3/20/2054	412,886	401,816
5.5%, 1/1/2055 (e)	1,600,000	1,585,470
6.0%, 1/1/2055 (e)	500,000	503,080
JPMorgan Mortgage Trust:
“AM”, Series 2016-3, 144A, 3.241% (d), 10/25/2046	93,385	84,772
“A11”, Series 2024-6, 144A, 30-day average SOFR + 1.25%, 5.819% (d), 12/25/2054	131,171	131,231
RCKT Mortgage Trust:
“A1A”, Series 2024-CES7, 144A, 5.158%, 10/25/2044	240,674	238,471
“A1B”, Series 2024-CES9, 144A, 5.683%, 12/25/2044 (b)	100,000	99,999
Sequoia Mortgage Trust, “A3”, Series 2024-INV1, 144A, 5.5%, 10/25/2054	489,475	480,367
Western Alliance Bank, “M1”, Series 2021-CL2, 144A, 30-day average SOFR + 3.15%, 7.719% (d), 7/25/2059	226,254	235,696
Total Collateralized Mortgage Obligations (Cost $7,735,869)		7,763,181
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 9

	Principal Amount ($) (c)	Value ($)
Government & Agency Obligations 24.6%
Sovereign Bonds 0.4%
Brazilian Government International Bond, 6.0%, 10/20/2033	200,000	186,665
Indonesia Government International Bonds, 4.75%, 9/10/2034	300,000	284,864
		471,529
U.S. Treasury Obligations 24.2%
U.S. Treasury Bills:
4.178% (f), 3/20/2025	100,000	99,107
4.202% (f), 3/20/2025	250,000	247,767
4.325% (f), 3/20/2025 (g)	3,200,000	3,171,414
U.S. Treasury Bonds, 4.25%, 2/15/2054	78,900	71,976
U.S. Treasury Floating Rate Notes:
3-month U.S. Treasury Bill Money Market Yield + 0.182%, 4.458% (d), 7/31/2026	3,900,000	3,902,003
3-month U.S. Treasury Bill Money Market Yield + 0.245%, 4.521% (d), 1/31/2026 (h)	13,068,300	13,082,115
U.S. Treasury Notes:
4.25%, 6/30/2029	1,070,000	1,064,077
4.375%, 5/15/2034	1,104,000	1,087,030
4.875%, 4/30/2026	3,900,000	3,930,290
		26,655,779
Total Government & Agency Obligations (Cost $27,235,905)		27,127,308

	Shares	Value ($)
Exchange-Traded Funds 2.3%
iShares MSCI Emerging Markets ETF (a)	50,300	2,103,546
SPDR Blackstone Senior Loan ETF	10,000	417,300
Total Exchange-Traded Funds (Cost $2,603,929)		2,520,846
Securities Lending Collateral 2.6%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.39% (i) (j) (Cost $2,815,627)	2,815,627	2,815,627
Cash Equivalents 3.7%
DWS Central Cash Management Government Fund, 4.52% (i) (Cost $4,085,757)	4,085,757	4,085,757

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $113,967,081)	103.6	114,126,146
Other Assets and Liabilities, Net	(3.6)	(4,003,731)
Net Assets	100.0	110,122,415
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2024 are as follows:
Value ($) at 12/31/2023	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2024	Value ($) at 12/31/2024
Securities Lending Collateral 2.6%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.39% (i) (j)
1,074,287	1,741,340 (k)	—	—	—	11,318	—	2,815,627	2,815,627
Cash Equivalents 3.7%
DWS Central Cash Management Government Fund, 4.52% (i)
9,281,154	122,336,757	127,532,154	—	—	356,300	—	4,085,757	4,085,757
10,355,441	124,078,097	127,532,154	—	—	367,618	—	6,901,384	6,901,384

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2024 amounted to $2,731,896, which is 2.5% of net assets.

(b)	Investment was valued using significant unobservable inputs.
(c)	Principal amount stated in U.S. dollars unless otherwise noted.
The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

(d)
Variable or floating rate security. These securities are shown at their current rate as of December 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.

(e)	When-issued or delayed delivery securities included.
(f)	Annualized yield at time of purchase; not a coupon rate.
(g)	At December 31, 2024, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(h)	At December 31, 2024, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.
(i)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(j)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(k)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2024.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt
CLO: Collateralized Loan Obligation
GDR: Global Depositary Receipt
Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

MSCI: Morgan Stanley Capital International
Perpetual: Callable security with no stated maturity date.
Principal Only: Principal Only (PO) bonds represent the “principal only” portion of payments on a pool of underlying mortgages or mortgage-backed securities.
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.

REIT: Real Estate Investment Trust
SOFR: Secured Overnight Financing Rate
SPDR: Standard & Poor's Depositary Receipt
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.
At December 31, 2024, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year U.S. Treasury Note	USD	11/30/2031	20	2,165,168	2,175,000	9,832
2 Year U.S. Treasury Note	USD	3/31/2025	129	26,541,834	26,523,610	(18,224)
MSCI Emerging Market Index	USD	3/21/2025	117	6,472,513	6,281,730	(190,783)
MSCI World Index	USD	3/21/2025	309	37,904,545	36,703,020	(1,201,525)
Russell E-Mini 2000 Index	USD	3/21/2025	28	3,406,747	3,149,720	(257,027)
Ultra U.S. Treasury Bond	USD	11/15/2052	5	592,201	594,531	2,330
Total net unrealized depreciation						(1,655,397)
At December 31, 2024, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
5 Year U.S. Treasury Note	USD	5/31/2029	14	1,500,372	1,488,266	12,106
Ultra 10 Year U.S. Treasury Note	USD	3/20/2025	23	2,621,580	2,560,188	61,392
Total unrealized appreciation						73,498
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 11

At December 31, 2024, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Cash Flows Paid by the Fund/ Frequency	Cash Flows Received by the Fund/ Frequency	Effective/ Expiration Date	Notional Amount ($)	Currency	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
Floating — 1-Day SOFR Annually β	Fixed — 3.967% Annually	5/8/2025/ 5/8/2045	2,900,000	USD	(32,797)	43,082	(75,879)
Floating — 1-Day SOFR Annually β	Fixed — 3.778% Annually	5/8/2025/ 5/10/2055	1,700,000	USD	(30,180)	—	(30,180)
Floating — 1-Day SOFR Semi-Annually β	Fixed — 3.778% Semi-Annually	5/8/2025/ 5/10/2055	500,000	USD	(8,877)	(20,733)	11,856
Total net unrealized depreciation							(94,203)

β	1-Day SOFR rate as of December 31, 2024 is 4.490%.

At December 31, 2024, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	2,241,519	JPY	350,000,000	3/19/2025	1,536	Australia and New Zealand Banking Group Ltd.

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	3,340,010	EUR	3,200,000	3/19/2025	(14,261)	BNP Paribas SA
Currency Abbreviation(s)

EUR	Euro
JPY	Japanese Yen
USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding futures contracts, interest rate swap contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

12 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2024 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$1,974,115	$40,094	$—	$2,014,209
Consumer Discretionary	1,416,809	1,108,125	—	2,524,934
Consumer Staples	394,881	919,106	—	1,313,987
Energy	847,126	—	—	847,126
Financials	3,079,803	652,404	—	3,732,207
Health Care	1,652,855	603,658	—	2,256,513
Industrials	1,264,042	1,087,962	—	2,352,004
Information Technology	4,931,934	1,058,326	—	5,990,260
Materials	762,881	—	—	762,881
Real Estate	448,360	—	—	448,360
Utilities	178,968	369,036	—	548,004
Preferred Stocks (a)	2,265,722	—	—	2,265,722
Rights	—	—	204	204
Warrants	—	—	2,017	2,017
Corporate Bonds (a)	—	32,612,512	—	32,612,512
Asset-Backed (a)	—	8,795,651	—	8,795,651
Mortgage-Backed Securities Pass-Throughs	—	2,990	—	2,990
Commercial Mortgage-Backed Securities	—	3,343,846	—	3,343,846
Collateralized Mortgage Obligations	—	7,663,182	99,999	7,763,181
Government & Agency Obligations (a)	—	27,127,308	—	27,127,308
Exchange-Traded Funds	2,520,846	—	—	2,520,846
Short-Term Investments (a)	6,901,384	—	—	6,901,384
Derivatives (b)
Futures Contracts	85,660	—	—	85,660
Interest Rate Swap Contracts	—	11,856	—	11,856
Forward Foreign Currency Contracts	—	1,536	—	1,536
Total	$28,725,386	$85,397,592	$102,220	$114,225,198
Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$(1,667,559)	$—	$—	$(1,667,559)
Interest Rate Swap Contracts	—	(106,059)	—	(106,059)
Forward Foreign Currency Contracts	—	(14,261)	—	(14,261)
Total	$(1,667,559)	$(120,320)	$—	$(1,787,879)

(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts and forward foreign currency contracts.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 13

Statement of Assets and Liabilities

as of December 31, 2024

Assets
Investments in non-affiliated securities, at value (cost $107,065,697) — including $2,731,896 of securities loaned	$107,224,762
Investment in DWS Government & Agency Securities Portfolio (cost $2,815,627)*	2,815,627
Investment in DWS Central Cash Management Government Fund (cost $4,085,757)	4,085,757
Cash	10,000
Foreign currency, at value (cost $825,524)	795,401
Receivable for Fund shares sold	7,316
Dividends receivable	23,180
Interest receivable	705,880
Affiliated securities lending income receivable	432
Receivable for variation margin on centrally cleared swaps	600
Unrealized appreciation on forward foreign currency contracts	1,536
Foreign taxes recoverable	118,205
Other assets	2,340
Total assets	115,791,036
Liabilities
Payable upon return of securities loaned	2,815,627
Payable for investments purchased — when-issued/delayed-delivery securities	500,000
Payable for investments purchased — TBA purchase commitments	2,109,048
Payable for Fund shares redeemed	40,733
Payable for variation margin on futures contracts	17,142
Unrealized depreciation on forward foreign currency contracts	14,261
Accrued management fee	35,221
Accrued Trustees' fees	2,457
Other accrued expenses and payables	134,132
Total liabilities	5,668,621
Net assets, at value	$110,122,415
Net Assets Consist of
Distributable earnings (loss)	19,413,246
Paid-in capital	90,709,169
Net assets, at value	$110,122,415
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($110,122,415 ÷ 4,657,291 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$23.65

*	Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.

14 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Statement of Operations
for the year ended December 31, 2024

Investment Income
Income:
Interest	$4,061,542
Dividends (net of foreign taxes withheld of $40,538)	946,524
Income distributions — DWS Central Cash Management Government Fund	356,300
Affiliated securities lending income	11,318
Total income	5,375,684
Expenses:
Management fee	412,068
Administration fee	108,029
Services to shareholders	1,071
Distribution service fee (Class B)	8 *
Custodian fee	18,559
Audit fee	72,493
Legal fees	6,917
Tax fees	8,948
Reports to shareholders	43,226
Trustees' fees and expenses	6,645
Other	19,432
Total expenses before expense reductions	697,396
Expense reductions	(5)
Total expenses after expense reductions	697,391
Net investment income	4,678,293
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	12,649,235
Swap contracts	(66,383)
Futures	6,229,381
Forward foreign currency contracts	(41,763)
Foreign currency	(9,476)
18,760,994
Change in net unrealized appreciation (depreciation) on:
Investments	(11,388,999)
Swap contracts	(94,203)
Futures	(2,346,701)
Forward foreign currency contracts	119,277
Foreign currency	(54,757)
(13,765,383)
Net gain (loss)	4,995,611
Net increase (decrease) in net assets resulting from operations	$9,673,904

*	For the period from January 1, 2024 to March 25, 2024 (Class B liquidation date).
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 15

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2024*	2023
Operations:
Net investment income	$4,678,293	$3,638,264
Net realized gain (loss)	18,760,994	2,002,778
Change in net unrealized appreciation (depreciation)	(13,765,383)	9,041,137
Net increase (decrease) in net assets resulting from operations	9,673,904	14,682,179
Distributions to shareholders:
Class A	(3,884,542)	(3,321,406)
Class B	—	(342)
Total distributions	(3,884,542)	(3,321,748)
Fund share transactions:
Class A
Proceeds from shares sold	3,418,389	4,136,010
Reinvestment of distributions	3,884,542	3,321,406
Payments for shares redeemed	(12,523,916)	(11,919,499)
Net increase (decrease) in net assets from Class A share transactions	(5,220,985)	(4,462,083)
Class B
Reinvestment of distributions	—	342
Payments for shares redeemed	(13,634)	—
Net increase (decrease) in net assets from Class B share transactions	(13,634)	342
Increase (decrease) in net assets	554,743	6,898,690
Net assets at beginning of period	109,567,672	102,668,982
Net assets at end of period	$110,122,415	$109,567,672

Other Information
Class A
Shares outstanding at beginning of period	4,871,473	5,077,917
Shares sold	146,800	197,546
Shares issued to shareholders in reinvestment of distributions	177,782	162,814
Shares redeemed	(538,764)	(566,804)
Net increase (decrease) in Class A shares	(214,182)	(206,444)
Shares outstanding at end of period	4,657,291	4,871,473
Class B
Shares outstanding at beginning of period	583	566
Shares issued to shareholders in reinvestment of distributions	—	17
Shares redeemed	(583)	—
Net increase (decrease) in Class B shares	(583)	17
Shares outstanding at end of period	—	583

*	Includes Class B for the period from January 1, 2024 to March 25, 2024 (Class B liquidation date).
The accompanying notes are an integral part of the financial statements.

16 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Financial Highlights
DWS Global Income Builder VIP — Class A
	Years Ended December 31,
	2024	2023	2022	2021	2020
Selected Per Share Data
Net asset value, beginning of period	$22.49	$20.22	$26.78	$25.07	$24.63
Income (loss) from investment operations:
Net investment income[a]	.98	.73	.61	.62	.57
Net realized and unrealized gain (loss)	1.00	2.21	(4.47)	2.08	1.16
Total from investment operations	1.98	2.94	(3.86)	2.70	1.73
Less distributions from:
Net investment income	(.82 )	(.67 )	(.69 )	(.62 )	(.74 )
Net realized gains	—	—	(2.01)	(.37 )	(.55 )
Total distributions	(.82 )	(.67 )	(2.70)	(.99 )	(1.29)
Net asset value, end of period	$23.65	$22.49	$20.22	$26.78	$25.07
Total Return (%)	9.10	14.89	(14.98)	10.95	8.28
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	110	110	103	131	127
Ratio of expenses (%)[b]	.63	.65	.65	.61	.64
Ratio of net investment income (%)	4.20	3.47	2.80	2.36	2.51
Portfolio turnover rate (%)	294	180	95	104	137

[a]	Based on average shares outstanding during the period.
[b]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 17

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS Global Income Builder VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. The Fund is an underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies”).
Multiple Classes of Shares of Beneficial Interest. Prior to March 25, 2024, the Fund offered two classes of shares (Class A shares and Class B shares). Upon the recommendation of DWS Investment Management Americas, Inc. (the “Advisor”), the Fund’s Board of Trustees approved the liquidation and termination of Class B shares, effective March 25, 2024. Class B shares were subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to annual rates of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Fund’s Class B shares. Class A shares, which continue to be offered by the Fund, are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Operating Segment. In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President and Chief Operating Officer, acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net asset (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and results of operations and significant segment expenses are listed on the accompanying Statement of Operations.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own

18 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.
Swap contracts are valued daily based upon prices supplied by a pricing vendor approved by the Pricing Committee, if available, and otherwise are valued at the price provided by the broker-dealer with which the swap was traded. Swap contracts are generally categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

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Securities Lending. National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2024, the Fund invested the cash collateral, if any, into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.13% annualized effective rate as of December 31, 2024) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2024, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.
Remaining Contractual Maturity of the Agreements as of December 31, 2024

	Overnight and Continuous	˂30 days	Between 30 & 90 days	˃90 days	Total
Securities Lending Transactions
Common Stocks	$63,700	$—	$—	$—	$63,700
Corporate Bonds	1,117,927	—	—	—	1,117,927
Exchange-Traded Funds	1,634,000	—	—	—	1,634,000
Total Borrowings	$2,815,627	$—	$—	$—	$2,815,627
Gross amount of recognized liabilities and non-cash collateral for securities lending transactions:					$2,815,627
When-Issued, Delayed-Delivery and Forward-Commitment Transactions. The Fund may purchase or sell securities on a when-issued, delayed-delivery or forward- commitment basis, including To Be Announced (TBA) purchase commitments, with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. The Fund may sell a TBA purchase commitment before the settlement date or enter into a new commitment to extend the delivery date into the future. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the TBA purchase commitment.
Certain risks may arise upon entering into when-issued, delayed-delivery or forward-commitment transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Such transactions may also have the effect of leverage on the Fund and may cause the Fund to be more volatile. Additionally, losses may arise due to changes in the value of the underlying securities.
Tax Information.  The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which

20 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable based upon the current interpretation of the tax rules and regulations. Estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
The Fund files tax returns with the Internal Revenue Service, the State of New York, and various other states. Specific to U.S. federal and state taxes, generally, each of the tax years in the four-year period ended December 31, 2024, remains subject to examination by taxing authorities. Specific to foreign countries in which the Fund invests, all open tax years remain subject to examination by taxing authorities in the respective jurisdictions. The open tax years vary by each jurisdiction in which the Fund invests.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, investments in derivatives, premium amortization on debt securities and additional income recognition on debt securities classified as equity. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2024, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$7,498,241
Undistributed long-term capital gains	$11,850,690
Net unrealized appreciation (depreciation) on investments	$98,576
At December 31, 2024, the aggregate cost of investments for federal income tax purposes was $113,933,367. The net unrealized appreciation for all investments based on tax cost was $98,576. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $4,279,392 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $4,180,816.
In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2024	2023
Distributions from ordinary income*	$3,884,542	$3,321,748

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of

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foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes, with the exception of securities in default of principal.
B.
Derivative Instruments
Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.
The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.
An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.
Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended December 31, 2024, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.
A summary of the open interest rate swap contracts as of December 31, 2024 is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2024, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $0 to $8,450,000.
Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended December 31, 2024, the Fund entered

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into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.
Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.
There were no open credit default swap contracts as of December 31, 2024. For the year ended December 31, 2024, the investment in credit default swap contracts purchased had a total notional amount generally indicative of a range from $0 to $5,700,000.
Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2024, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains. In addition, the Fund entered into equity index futures as a means of gaining exposure to the equity asset class without investing directly into such asset class and to manage the risk of stock market volatility.
Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.
Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.
A summary of the open futures contracts as of December 31, 2024, is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2024, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $28,750,000 to $75,428,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $531,000 to $12,792,000.
Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2024, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and for non-hedging purposes to seek to enhance potential gains.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of December 31, 2024, is included in the table following the Fund’s Investment Portfolio. For the year ended December 31, 2024, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $5,554,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $7,513,000.

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The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2024 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$—	$11,856	$85,660	$97,516
Foreign Exchange Contracts (c)	1,536	—	—	1,536
	$1,536	$11,856	$85,660	$99,052
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)
Includes cumulative appreciation of centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b)
Futures contracts are reported in the table above using cumulative appreciation of futures contracts, as reported in the futures contracts table following the Fund’s Investment Portfolio; within the Statement of Assets and Liabilities, the variation margin at period end is reported as Receivable (Payable) for variation margin on futures contracts.

(c)	Unrealized appreciation on forward foreign currency contracts

Liability Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$—	$(1,649,335)	$(1,649,335)
Interest Rate Contracts (b)	—	(106,059)	(18,224)	(124,283)
Foreign Exchange Contracts (c)	(14,261)	—	—	(14,261)
	$(14,261)	$(106,059)	$(1,667,559)	$(1,787,879)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)
Futures contracts are reported in the table above using cumulative depreciation of futures contracts, as reported in the futures contracts table following the Fund’s Investment Portfolio; within the Statement of Assets and Liabilities, the variation margin at period end is reported as Receivable (Payable) for variation margin on futures contracts.

(b)
Includes cumulative depreciation of centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c)	Unrealized depreciation on forward foreign currency contracts
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2024 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$—	$6,429,488	$6,429,488
Interest Rate Contracts (a)	—	89,511	(200,107)	(110,596)
Credit Contracts (a)	—	(155,894)	—	(155,894)
Foreign Exchange Contracts (a)	(41,763)	—	—	(41,763)
	$(41,763)	$(66,383)	$6,229,381	$6,121,235
Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Net realized gain (loss) from forward foreign currency contracts, swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$—	$(2,189,797)	$(2,189,797)
Interest Rate Contracts (a)	—	(94,203)	(156,904)	(251,107)
Foreign Exchange Contracts (a)	119,277	—	—	119,277
	$119,277	$(94,203)	$(2,346,701)	$(2,321,627)
Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts, swap and futures contracts, respectively
As of December 31, 2024, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty

24 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Australia and New Zealand Banking Group Ltd.	$1,536	$—	$—	$1,536

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
BNP Paribas SA	$14,261	$—	$—	$14,261
C.
Purchases and Sales of Securities
During the year ended December 31, 2024, purchases and sales of investment securities, excluding short-term investments, were as follows:
	Purchases	Sales
Non-U.S. Treasury Obligations	$196,057,993	$212,371,051
U.S. Treasury Obligations	$113,259,033	$100,434,368
D.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund’s average daily net assets	.370%
Next $750 million of such net assets	.345%
Over $1 billion of such net assets	.310%
Accordingly, for the year ended December 31, 2024, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.37% of the Fund’s average daily net assets.
For the period from January 1, 2024 through September 30, 2024 (through March 25, 2024 (Class B liquidation date) for Class B shares), the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating

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expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.70%
Class B	.95%
Effective October 1, 2024 through September 30, 2025, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of Class A at 0.69%.
For the period from January 1, 2024 to March 25, 2024 (Class B liquidation date), fees waived and/or expenses reimbursed for Class B are $5.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2024, the Administration Fee was $108,029, of which $9,234 is unpaid.
Distribution Service Agreement. DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, is the Fund’s distributor. In accordance with the Distribution Plan, DDI receives 12b-1 fees of up to 0.25% of the average daily net assets of Class B shares. For the period from January 1, 2024 to March 25, 2024 (Class B liquidation date), the Distribution Service Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at December 31, 2024
Class B	$8	$—
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2024 (through March 25, 2024 (Class B liquidation date) for Class B shares), the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2024
Class A	$668	$109
Class B	7	—
	$675	$109
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2024, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $1,170, of which $176 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund, an affiliated money market fund which is managed by the Advisor. DWS Central Cash Management Government Fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest and seeks to maintain a stable net asset value. The Fund indirectly bears its proportionate share of the expenses of its investment in DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.
E.
Ownership of the Fund
At December 31, 2024, two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 59% and 10%, respectively.

26 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

F.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $345 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2024.

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Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Global Income Builder VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Global Income Builder VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II (the “Trust”)), including the investment portfolio, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 13, 2025

28 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Tax Information (Unaudited)
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $13,036,000 as capital gain dividends for its year ended December 31, 2024.
For corporate shareholders, 9% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2024, qualified for the dividends received deduction.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 29

Shareholders Meeting Results(Unaudited)
A Special Meeting of Shareholders of DWS Global Income Builder VIP was held on November 21, 2024. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):
1.
Election of Board Members.
	Number of Votes:
Trustee	For	Withheld	Broker Non-Votes*
Jennifer S. Conrad	136,411,841.820	12,946,036.978	0.000
Mary Schmid Daugherty	136,798,233.474	12,559,645.324	0.000
Keith R. Fox	132,886,311.854	16,471,566.944	0.000
Chad D. Perry	132,345,030.721	17,012,848.077	0.000
Rebecca W. Rimel	137,365,918.377	11,991,960.421	0.000
Catherine Schrand	136,726,342.779	12,631,536.019	0.000
Proposal 1 reflects trust-wide proposal and voting results. Each Board member was elected at the Special Shareholder Meeting.
While not submitted to shareholders for election at the Special Meeting of Shareholders, Dawn-Marie Driscoll, Richard J. Herring and William N. Searcy, Jr. each continued to serve as Board members until their retirements on December 31, 2024.
*
Broker non-votes are proxies received from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote in a particular matter.

30 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Global Income Builder VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2024.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel, including materials containing information on the Fund’s performance, fees and expenses, profitability, economies of scale and fall-out benefits.
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement, and certain other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2023, the Fund’s performance (Class A shares) was in the 1st quartile, 1st quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2023.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 31

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2023). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2023, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above and individual Independent Trustees may

32 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present.
VS2GIB-BFE2024

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 33

VS2GIB-NCSRA

December 31, 2024
Annual Financial Statements and Other Information
Deutsche DWS Variable Series II
DWS High Income VIP

Contents
3	Investment Portfolio
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
24	Report of Independent Registered Public Accounting Firm
25	Tax Information
26	Shareholder Meeting Results
27	Advisory Agreement Board Considerations and Fee Evaluation
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

2 |	Deutsche DWS Variable Series II — DWS High Income VIP

Investment Portfolioas of December 31, 2024

	Principal Amount ($)(a)		Value ($)
Corporate Bonds 89.6%
Communication Services 14.4%
Altice Financing SA, REG S, 2.25%, 1/15/2025	EUR	100,000	102,601
Altice France SA:
REG S, 3.375%, 1/15/2028	EUR	100,000	78,207
144A, 5.5%, 1/15/2028		200,000	147,431
AMC Entertainment Holdings, Inc., 144A, 7.5%, 2/15/2029		30,000	26,632
CCO Holdings LLC:
144A, 4.5%, 8/15/2030		105,000	94,248
144A, 5.375%, 6/1/2029 (b)		570,000	544,596
Clear Channel Outdoor Holdings, Inc., 144A, 7.75%, 4/15/2028		140,000	126,323
CommScope LLC, 144A, 6.0%, 3/1/2026		75,000	74,625
Consolidated Communications, Inc., 144A, 6.5%, 10/1/2028		60,000	57,727
CSC Holdings LLC:
144A, 4.125%, 12/1/2030		400,000	287,345
144A, 5.0%, 11/15/2031		280,000	145,771
DirecTV Financing LLC:
144A, 5.875%, 8/15/2027		92,000	89,636
144A, 8.875%, 2/1/2030		145,000	142,686
DISH DBS Corp., 144A, 5.75%, 12/1/2028		295,000	252,223
DISH Network Corp., 144A, 11.75%, 11/15/2027		195,000	206,542
EchoStar Corp.:
6.75%, 11/30/2030		165,000	149,647
10.75%, 11/30/2029		140,000	150,540
Frontier Communications Holdings LLC:
144A, 5.0%, 5/1/2028		150,000	146,642
5.875%, 11/1/2029		235,000	233,695
Hughes Satellite Systems Corp., 6.625%, 8/1/2026 (b)		105,000	83,189
Iliad Holding SASU, REG S, 5.625%, 10/15/2028	EUR	300,000	317,968
Level 3 Financing, Inc.:
144A, 4.25%, 7/1/2028		95,000	85,392
144A, 10.75%, 12/15/2030		130,000	145,035
Match Group Holdings II LLC:
144A, 3.625%, 10/1/2031		90,000	76,802
144A, 5.0%, 12/15/2027		150,000	145,070
McGraw-Hill Education, Inc., 144A, 7.375%, 9/1/2031 (b)		105,000	107,454
Sirius XM Radio LLC:
144A, 3.125%, 9/1/2026		345,000	331,392
144A, 3.875%, 9/1/2031		150,000	125,517
144A, 5.0%, 8/1/2027 (b)		90,000	87,527
	Principal Amount ($)(a)		Value ($)
TEGNA, Inc., 4.625%, 3/15/2028		160,000	151,200
Telenet Finance Luxembourg Notes SARL, 144A, 5.5%, 3/1/2028		200,000	194,244
Univision Communications, Inc., 144A, 8.0%, 8/15/2028		195,000	198,534
Virgin Media Secured Finance PLC, 144A, 5.5%, 5/15/2029		345,000	323,591
Vodafone Group PLC, 7.0%, 4/4/2079		265,000	271,379
Windstream Services LLC, 144A, 8.25%, 10/1/2031		83,000	85,724
Zayo Group Holdings, Inc., 144A, 4.0%, 3/1/2027 (b)		85,000	78,392
Ziggo Bond Co. BV, 144A, 3.375%, 2/28/2030	EUR	100,000	94,253
Ziggo BV, REG S, 2.875%, 1/15/2030	EUR	180,000	174,567
			6,134,347
Consumer Discretionary 13.4%
Affinity Interactive, 144A, 6.875%, 12/15/2027		45,000	33,777
Boyd Gaming Corp., 144A, 4.75%, 6/15/2031		154,000	142,478
Camelot Return Merger Sub, Inc., 144A, 8.75%, 8/1/2028		25,000	23,956
Carnival Corp., 144A, 5.75%, 3/1/2027 (b)		330,000	329,272
Carvana Co., 144A, 14.0%, 6/1/2031, PIK		202,700	243,030
Champions Financing, Inc., 144A, 8.75%, 2/15/2029		140,000	136,530
Cornerstone Building Brands, Inc., 144A, 6.125%, 1/15/2029		70,000	55,795
Dana Financing Luxembourg SARL, REG S, 3.0%, 7/15/2029	EUR	135,000	133,897
Fertitta Entertainment LLC, 144A, 6.75%, 1/15/2030		80,000	73,802
Ford Motor Credit Co. LLC, 5.125%, 6/16/2025		30,000	29,981
Great Canadian Gaming Corp., 144A, 8.75%, 11/15/2029		149,000	152,507
Hilton Domestic Operating Co., Inc., 144A, 3.625%, 2/15/2032		95,000	82,524
IHO Verwaltungs GmbH, REG S, 8.75%, 5/15/2028, 8.75% Cash or 9.5% PIK	EUR	115,000	125,674
International Game Technology PLC, 144A, 4.125%, 4/15/2026		220,000	216,300
Jaguar Land Rover Automotive PLC, 144A, 4.5%, 10/1/2027		200,000	193,790
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 3

	Principal Amount ($)(a)		Value ($)
Lithia Motors, Inc., 144A, 4.375%, 1/15/2031		290,000	262,946
Macy's Retail Holdings LLC, 4.5%, 12/15/2034 (b)		45,000	37,450
MajorDrive Holdings IV LLC, 144A, 6.375%, 6/1/2029		55,000	47,941
Melco Resorts Finance Ltd., 144A, 4.875%, 6/6/2025		400,000	397,482
Midwest Gaming Borrower LLC, 144A, 4.875%, 5/1/2029		205,000	193,275
NCL Corp. Ltd., 144A, 5.875%, 3/15/2026		255,000	254,654
Penn Entertainment, Inc., 144A, 4.125%, 7/1/2029		125,000	112,088
PetSmart, Inc., 144A, 7.75%, 2/15/2029		250,000	241,665
Rakuten Group, Inc.:
REG S, 4.25%, Perpetual	EUR	200,000	193,548
144A, 9.75%, 4/15/2029		200,000	216,475
Sabre GLBL, Inc.:
144A, 8.625%, 6/1/2027 (b)		32,000	31,560
144A, 10.75%, 11/15/2029		12,999	13,411
Specialty Building Products Holdings LLC, 144A, 7.75%, 10/15/2029		126,000	127,874
Staples, Inc.:
144A, 10.75%, 9/1/2029		171,000	168,227
144A, 12.75%, 1/15/2030		25,000	19,548
Tenneco, Inc., 144A, 8.0%, 11/17/2028		110,000	102,521
TopBuild Corp., 144A, 4.125%, 2/15/2032		70,000	62,006
Travel & Leisure Co., 144A, 6.625%, 7/31/2026		425,000	429,543
Wayfair LLC, 144A, 7.25%, 10/31/2029		450,000	449,775
Windsor Holdings III LLC, 144A, 8.5%, 6/15/2030		205,000	215,703
Wynn Macau Ltd., 144A, 5.5%, 1/15/2026		200,000	198,013
			5,749,018
Consumer Staples 1.3%
Albertsons Companies, Inc.:
144A, 3.25%, 3/15/2026		75,000	73,168
144A, 3.5%, 3/15/2029		100,000	91,016
Fiesta Purchaser, Inc., 144A, 9.625%, 9/15/2032		42,000	43,999
Simmons Foods, Inc., 144A, 4.625%, 3/1/2029		75,000	69,307
TreeHouse Foods, Inc., 4.0%, 9/1/2028		65,000	59,021
Triton Water Holdings, Inc., 144A, 6.25%, 4/1/2029		115,000	114,162
Walgreens Boots Alliance, Inc., 2.125%, 11/20/2026	EUR	105,000	104,957
			555,630
	Principal Amount ($)(a)	Value ($)
Energy 14.8%
Aethon United BR LP, 144A, 7.5%, 10/1/2029	210,000	214,760
Antero Midstream Partners LP, 144A, 6.625%, 2/1/2032 (b)	130,000	130,947
Ascent Resources Utica Holdings LLC:
144A, 5.875%, 6/30/2029	120,000	116,864
144A, 6.625%, 10/15/2032 (b)	36,000	35,784
144A, 8.25%, 12/31/2028	150,000	153,125
Blue Racer Midstream LLC, 144A, 7.25%, 7/15/2032	40,000	41,093
Buckeye Partners LP:
3.95%, 12/1/2026	130,000	125,120
144A, 4.5%, 3/1/2028	80,000	75,906
144A, 6.875%, 7/1/2029 (b)	130,000	131,575
Civitas Resources, Inc.:
144A, 8.375%, 7/1/2028	130,000	135,014
144A, 8.625%, 11/1/2030	40,000	41,890
144A, 8.75%, 7/1/2031	65,000	67,765
Encino Acquisition Partners Holdings LLC, 144A, 8.75%, 5/1/2031	45,000	47,475
Energy Transfer LP, 7.125%, 10/1/2054	250,000	253,300
Global Partners LP, 144A, 8.25%, 1/15/2032	100,000	102,813
Gulfport Energy Operating Corp., 144A, 6.75%, 9/1/2029	73,000	73,509
Harvest Midstream I LP, 144A, 7.5%, 9/1/2028 (b)	110,000	110,971
Hess Midstream Operations LP:
144A, 4.25%, 2/15/2030 (b)	265,000	244,309
144A, 5.125%, 6/15/2028	75,000	72,949
Howard Midstream Energy Partners LLC:
144A, 7.375%, 7/15/2032	110,000	111,746
144A, 8.875%, 7/15/2028	85,000	89,272
Kodiak Gas Services LLC, 144A, 7.25%, 2/15/2029	235,000	239,711
Kraken Oil & Gas Partners LLC, 144A, 7.625%, 8/15/2029	106,000	102,016
Matador Resources Co.:
144A, 6.5%, 4/15/2032	20,000	19,774
144A, 6.875%, 4/15/2028	40,000	40,553
Moss Creek Resources Holdings, Inc., 144A, 8.25%, 9/1/2031	243,000	237,613
Nabors Industries Ltd., 144A, 7.5%, 1/15/2028	50,000	46,298
Nabors Industries, Inc., 144A, 8.875%, 8/15/2031	2,000	1,857
NGL Energy Operating LLC:
144A, 8.125%, 2/15/2029 (b)	120,000	121,577
The accompanying notes are an integral part of the financial statements.

4 |	Deutsche DWS Variable Series II — DWS High Income VIP

	Principal Amount ($)(a)		Value ($)
144A, 8.375%, 2/15/2032 (b)		80,000	80,613
NuStar Logistics LP, 6.375%, 10/1/2030		370,000	371,004
Permian Resources Operating LLC:
144A, 6.25%, 2/1/2033		54,000	53,301
144A, 7.0%, 1/15/2032		100,000	101,511
Rockies Express Pipeline LLC, 144A, 6.875%, 4/15/2040		100,000	95,063
Seadrill Finance Ltd., 144A, 8.375%, 8/1/2030		200,000	203,966
SM Energy Co., 144A, 7.0%, 8/1/2032		179,000	176,486
Summit Midstream Holdings LLC, 144A, 8.625%, 10/31/2029		147,000	152,460
Sunoco LP:
4.5%, 4/30/2030		315,000	292,149
144A, 7.25%, 5/1/2032 (b)		50,000	51,649
Tallgrass Energy Partners LP, 144A, 7.375%, 2/15/2029		105,000	105,332
Transocean Aquila Ltd., 144A, 8.0%, 9/30/2028		77,154	78,883
Transocean Titan Financing Ltd., 144A, 8.375%, 2/1/2028		90,000	91,834
Transocean, Inc., 144A, 8.75%, 2/15/2030		93,500	96,429
Venture Global Calcasieu Pass LLC, 144A, 3.875%, 11/1/2033		165,000	141,755
Venture Global LNG, Inc.:
144A, 7.0%, 1/15/2030		127,000	128,902
144A, 9.0%, Perpetual		187,000	195,517
144A, 9.5%, 2/1/2029		105,000	116,053
144A, 9.875%, 2/1/2032 (b)		155,000	170,078
Viridien, REG S, 7.75%, 4/1/2027	EUR	100,000	103,445
Vital Energy, Inc., 144A, 7.875%, 4/15/2032 (b)		185,000	178,006
Weatherford International Ltd., 144A, 8.625%, 4/30/2030		152,000	156,916
			6,326,938
Financials 5.6%
Alliant Holdings Intermediate LLC, 144A, 6.5%, 10/1/2031		99,000	98,022
Ardonagh Finco Ltd., REG S, 6.875%, 2/15/2031	EUR	200,000	213,650
Burford Capital Global Finance LLC, 144A, 6.25%, 4/15/2028		200,000	199,948
FirstCash, Inc.:
144A, 4.625%, 9/1/2028 (b)		150,000	142,169
144A, 6.875%, 3/1/2032		70,000	70,286
Freedom Mortgage Corp.:
144A, 6.625%, 1/15/2027		200,000	200,034
144A, 12.0%, 10/1/2028		80,000	87,003
	Principal Amount ($)(a)	Value ($)
HUB International Ltd., 144A, 5.625%, 12/1/2029	195,000	189,141
Icahn Enterprises LP, 5.25%, 5/15/2027	255,000	241,428
Navient Corp., 5.0%, 3/15/2027	90,000	88,214
OneMain Finance Corp., 4.0%, 9/15/2030	245,000	217,747
Panther Escrow Issuer LLC, 144A, 7.125%, 6/1/2031	80,000	80,799
Planet Financial Group LLC, 144A, 10.5%, 12/15/2029	75,000	76,341
Saks Global Enterprises LLC, 144A, 11.0%, 12/15/2029	113,000	108,846
SLM Corp., 3.125%, 11/2/2026	135,000	128,780
Starwood Property Trust, Inc.:
144A, (REIT), 3.625%, 7/15/2026	180,000	173,719
144A, (REIT), 6.0%, 4/15/2030	40,000	39,261
144A, (REIT), 7.25%, 4/1/2029	50,000	51,290
		2,406,678
Health Care 5.3%
1375209 BC Ltd., 144A, 9.0%, 1/30/2028 (b)	65,000	64,948
Acadia Healthcare Co., Inc., 144A, 5.0%, 4/15/2029	125,000	116,918
Bausch Health Americas, Inc., 144A, 8.5%, 1/31/2027	100,000	82,250
Bausch Health Companies, Inc.:
144A, 5.0%, 1/30/2028	25,000	16,963
144A, 5.5%, 11/1/2025	51,000	49,735
144A, 6.125%, 2/1/2027	185,000	167,887
Charles River Laboratories International, Inc.:
144A, 3.75%, 3/15/2029	65,000	59,610
144A, 4.0%, 3/15/2031	35,000	31,135
Community Health Systems, Inc.:
144A, 4.75%, 2/15/2031	115,000	89,235
144A, 5.25%, 5/15/2030	90,000	73,919
144A, 5.625%, 3/15/2027	140,000	134,360
144A, 6.875%, 4/1/2028	105,000	76,525
Embecta Corp., 144A, 5.0%, 2/15/2030	135,000	124,344
Encompass Health Corp., 4.625%, 4/1/2031 (b)	150,000	138,527
Endo Finance Holdings, Inc., 144A, 8.5%, 4/15/2031 (b)	50,000	52,977
LifePoint Health, Inc., 144A, 5.375%, 1/15/2029	115,000	100,816
Molina Healthcare, Inc., 144A, 3.875%, 11/15/2030 (b)	100,000	89,023
Star Parent, Inc., 144A, 9.0%, 10/1/2030	55,000	57,123
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 5

	Principal Amount ($)(a)		Value ($)
Surgery Center Holdings, Inc., 144A, 7.25%, 4/15/2032		70,000	71,407
Tenet Healthcare Corp., 6.875%, 11/15/2031		340,000	351,836
Teva Pharmaceutical Finance Co. LLC, 6.15%, 2/1/2036		190,000	190,375
Teva Pharmaceutical Finance Netherlands III BV, 4.1%, 10/1/2046		175,000	125,807
			2,265,720
Industrials 12.7%
ADT Security Corp., 144A, 4.875%, 7/15/2032 (b)		50,000	45,889
Allied Universal Holdco LLC, 144A, 6.0%, 6/1/2029 (b)		200,000	182,231
American Airlines, Inc.:
144A, 5.5%, 4/20/2026		137,500	137,056
144A, 5.75%, 4/20/2029		135,000	133,878
AmeriTex HoldCo Intermediate LLC, 144A, 10.25%, 10/15/2028		135,000	143,906
ATS Corp., 144A, 4.125%, 12/15/2028		220,000	203,922
Avis Budget Finance PLC, REG S, 7.25%, 7/31/2030	EUR	100,000	108,799
Beacon Roofing Supply, Inc., 144A, 4.5%, 11/15/2026		285,000	279,997
Block, Inc., 3.5%, 6/1/2031		345,000	303,766
Builders FirstSource, Inc., 144A, 6.375%, 3/1/2034 (b)		195,000	192,453
EMRLD Borrower LP, REG S, 6.375%, 12/15/2030	EUR	150,000	164,180
Energizer Gamma Acquisition BV, REG S, 3.5%, 6/30/2029	EUR	175,000	174,480
Enviri Corp., 144A, 5.75%, 7/31/2027		125,000	118,917
EquipmentShare.com, Inc.:
144A, 8.0%, 3/15/2033 (b)		128,000	129,623
144A, 8.625%, 5/15/2032 (b)		95,000	99,280
144A, 9.0%, 5/15/2028		85,000	88,174
Garda World Security Corp.:
144A, 8.25%, 8/1/2032		45,000	45,730
144A, 8.375%, 11/15/2032		86,000	87,535
GFL Environmental, Inc.:
144A, 4.0%, 8/1/2028		115,000	108,893
144A, 6.75%, 1/15/2031		200,000	205,371
Goat Holdco LLC, 144A, 6.75%, 2/1/2032		56,000	55,453
Great Lakes Dredge & Dock Corp., 144A, 5.25%, 6/1/2029		25,000	23,189
Hillenbrand, Inc., 3.75%, 3/1/2031		290,000	253,488
Husky Injection Molding Systems Ltd., 144A, 9.0%, 2/15/2029		115,000	120,061
	Principal Amount ($)(a)	Value ($)
Imola Merger Corp., 144A, 4.75%, 5/15/2029	130,000	123,278
JetBlue Airways Corp., 144A, 9.875%, 9/20/2031 (b)	65,000	69,055
Moog, Inc., 144A, 4.25%, 12/15/2027	290,000	276,793
NESCO Holdings II, Inc., 144A, 5.5%, 4/15/2029	75,000	69,592
OneSky Flight LLC, 144A, 8.875%, 12/15/2029	46,000	46,032
Prime Security Services Borrower LLC, 144A, 3.375%, 8/31/2027	65,000	60,793
Roller Bearing Company of America, Inc., 144A, 4.375%, 10/15/2029	80,000	74,750
Signature Aviation U.S. Holdings, Inc., 144A, 4.0%, 3/1/2028	155,000	138,337
Spirit AeroSystems, Inc., 144A, 9.375%, 11/30/2029 (b)	90,000	96,344
Stena International SA, 144A, 7.25%, 1/15/2031	400,000	408,141
TransDigm, Inc.:
4.625%, 1/15/2029	140,000	131,056
4.875%, 5/1/2029	200,000	188,853
144A, 6.375%, 3/1/2029	30,000	30,067
Velocity Vehicle Group LLC, 144A, 8.0%, 6/1/2029	100,000	103,990
Veritiv Operating Co., 144A, 10.5%, 11/30/2030	23,000	24,771
VistaJet Malta Finance PLC, 144A, 6.375%, 2/1/2030 (b)	85,000	74,275
Wrangler Holdco Corp., 144A, 6.625%, 4/1/2032 (b)	125,000	127,250
		5,449,648
Information Technology 2.9%
Cloud Software Group, Inc.:
144A, 8.25%, 6/30/2032	185,000	190,652
144A, 9.0%, 9/30/2029	265,000	269,053
NCR Voyix Corp., 144A, 5.0%, 10/1/2028	175,000	168,322
Neptune Bidco U.S., Inc., 144A, 9.29%, 4/15/2029	220,000	204,627
Playtika Holding Corp., 144A, 4.25%, 3/15/2029	110,000	99,715
Rocket Software, Inc., 144A, 6.5%, 2/15/2029	40,000	37,663
UKG, Inc., 144A, 6.875%, 2/1/2031 (b)	95,000	96,380
Xerox Holdings Corp., 144A, 5.0%, 8/15/2025	155,000	154,208
		1,220,620
Materials 11.6%
Alcoa Nederland Holding BV, 144A, 7.125%, 3/15/2031	200,000	206,677
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series II — DWS High Income VIP

	Principal Amount ($)(a)		Value ($)
Ardagh Metal Packaging Finance USA LLC, REG S, 3.0%, 9/1/2029	EUR	100,000	88,297
Ardagh Packaging Finance PLC, REG S, 2.125%, 8/15/2026	EUR	100,000	92,760
Arsenal AIC Parent LLC, 144A, 11.5%, 10/1/2031		60,000	67,127
Ashland, Inc., 144A, 3.375%, 9/1/2031		695,000	592,714
Avient Corp., 144A, 6.25%, 11/1/2031		242,000	238,706
Axalta Coating Systems LLC, 144A, 3.375%, 2/15/2029		150,000	136,167
Calderys Financing LLC, 144A, 11.25%, 6/1/2028		120,000	128,447
Chemours Co., 144A, 5.75%, 11/15/2028		220,000	204,366
Clearwater Paper Corp., 144A, 4.75%, 8/15/2028		155,000	146,379
Cleveland-Cliffs, Inc.:
144A, 4.625%, 3/1/2029		85,000	78,925
144A, 4.875%, 3/1/2031		46,000	41,062
144A, 6.875%, 11/1/2029		45,000	44,518
Commercial Metals Co., 3.875%, 2/15/2031		265,000	234,140
Consolidated Energy Finance SA, 144A, 5.625%, 10/15/2028		150,000	122,338
Constellium SE, REG S, 5.375%, 8/15/2032	EUR	155,000	162,983
Element Solutions, Inc., 144A, 3.875%, 9/1/2028		115,000	109,081
FMG Resources August 2006 Pty Ltd., 144A, 4.375%, 4/1/2031 (b)		80,000	72,010
Kronos International, Inc., REG S, 9.5%, 3/15/2029	EUR	105,000	119,518
LABL, Inc.:
144A, 8.25%, 11/1/2029 (b)		155,000	134,462
144A, 9.5%, 11/1/2028		20,000	20,027
LSF11 A5 HoldCo LLC, 144A, 6.625%, 10/15/2029		80,000	82,287
Mativ Holdings, Inc., 144A, 8.0%, 10/1/2029		100,000	96,320
Mauser Packaging Solutions Holding Co., 144A, 7.875%, 8/15/2026		115,000	115,857
Mineral Resources Ltd.:
144A, 8.5%, 5/1/2030		40,000	40,802
144A, 9.25%, 10/1/2028		180,000	188,851
Novelis Corp., 144A, 3.25%, 11/15/2026		195,000	185,739
Olin Corp., 5.0%, 2/1/2030		370,000	347,358
Olympus Water U.S. Holding Corp.:
REG S, 3.875%, 10/1/2028	EUR	100,000	101,197
REG S, 5.375%, 10/1/2029	EUR	100,000	98,955
	Principal Amount ($)(a)		Value ($)
SCIL IV LLC, 144A, 5.375%, 11/1/2026		200,000	195,882
Sealed Air Corp., 144A, 7.25%, 2/15/2031		180,000	185,544
Taseko Mines Ltd., 144A, 8.25%, 5/1/2030		100,000	102,074
Trident TPI Holdings, Inc., 144A, 12.75%, 12/31/2028		60,000	66,185
Vibrantz Technologies, Inc., 144A, 9.0%, 2/15/2030		120,000	110,170
			4,957,925
Real Estate 2.8%
CTR Partnership LP, 144A, (REIT), 3.875%, 6/30/2028		110,000	104,266
Iron Mountain, Inc., 144A, (REIT), 4.875%, 9/15/2027		235,000	229,132
MPT Operating Partnership LP:
(REIT), 3.325%, 3/24/2025	EUR	100,000	99,895
(REIT), 4.625%, 8/1/2029		95,000	68,072
RHP Hotel Properties LP, 144A, (REIT), 6.5%, 4/1/2032		65,000	65,327
RLJ Lodging Trust LP, 144A, (REIT), 3.75%, 7/1/2026		220,000	213,960
Uniti Group LP:
144A, (REIT), 4.75%, 4/15/2028		200,000	187,447
144A, (REIT), 6.5%, 2/15/2029		80,000	72,589
XHR LP, 144A, (REIT), 4.875%, 6/1/2029		155,000	146,227
			1,186,915
Utilities 4.8%
Calpine Corp., 144A, 4.5%, 2/15/2028		200,000	191,823
Edison International, 8.125%, 6/15/2053		235,000	242,289
Lightning Power LLC, 144A, 7.25%, 8/15/2032		272,000	279,652
NextEra Energy Operating Partners LP, 144A, 7.25%, 1/15/2029		75,000	76,713
NRG Energy, Inc.:
144A, 3.625%, 2/15/2031		145,000	126,797
144A, 3.875%, 2/15/2032		270,000	235,810
144A, 6.25%, 11/1/2034		175,000	171,648
Pattern Energy Operations LP, 144A, 4.5%, 8/15/2028		205,000	192,403
Talen Energy Supply LLC, 144A, 8.625%, 6/1/2030		70,000	74,599
TerraForm Power Operating LLC:
144A, 4.75%, 1/15/2030		165,000	152,520
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 7

	Principal Amount ($)(a)	Value ($)
144A, 5.0%, 1/31/2028	65,000	62,624
Vistra Corp., 144A, 7.0%, Perpetual	240,000	241,369
		2,048,247
Total Corporate Bonds (Cost $38,628,481)		38,301,686
Convertible Bonds 1.0%
Utilities
NextEra Energy Partners LP, 144A, 2.5%, 6/15/2026 (Cost $441,466)	465,000	437,128
Government & Agency Obligations 0.1%
U.S. Treasury Obligations
U.S. Treasury Notes, 3.875%, 8/15/2034 (Cost $38,175)	40,000	37,822
Loan Participations and Assignments 3.5%
Senior Loans (c)
Altice Financing SA, Term Loan, 90-day average SOFR + 5.0%, 9.656%, 10/31/2027	204,759	172,084
Amentum Government Services Holdings LLC, Term Loan B, 30-day average SOFR + 2.25%, 6.607%, 9/29/2031	220,000	219,495
Asurion LLC, Second Lien Term Loan B3, 30-day average SOFR + 5.25%, 9.937%, 1/31/2028	90,000	88,168
Clear Channel Outdoor Holdings, Inc., Term Loan, 8/23/2028 (d)	95,000	95,752
Cornerstone Building Brands, Inc., Term Loan B, 5/15/2031 (d)	80,000	77,275
Gray Television, Inc., Term Loan D, 12/1/2028 (d)	45,000	41,701
McAfee LLC, First Lien Term Loan B, 3/1/2029 (d)	155,000	155,329
Sabre GLBL, Inc., First Lien Term Loan B, 30-day average SOFR + 5.0%, 9.457%, 6/30/2028	50,000	48,969
Star Parent, Inc., Term Loan B, 9/27/2030 (d)	64,674	63,291
TransDigm, Inc., Term Loan, 1/19/2032 (d)	219,450	220,164
	Principal Amount ($)(a)	Value ($)
Truist Insurance Holdings LLC, Term Loan B, 5/6/2031 (d)	141,250	141,890
Virgin Media Bristol LLC, Term Loan Y, 3/31/2031 (d)	175,000	173,601
Total Loan Participations and Assignments (Cost $1,506,369)		1,497,719

	Shares	Value ($)
Exchange-Traded Funds 4.8%
BondBloxx CCC-Rated USD High Yield Corporate Bond ETF	5,000	195,800
iShares Broad USD High Yield Corporate Bond ETF	50,000	1,839,500
Total Exchange-Traded Funds (Cost $2,061,500)		2,035,300
Common Stocks 0.0%
Industrials
Quad Graphics, Inc. (Cost $0)	287	2,000
Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (e) (Cost $244,285)	1,100	13,051
Securities Lending Collateral 7.7%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.39% (f) (g) (Cost $3,309,210)	3,309,210	3,309,210
Cash Equivalents 1.9%
DWS Central Cash Management Government Fund, 4.52% (f) (Cost $813,571)	813,571	813,571

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $47,043,057)	108.6	46,447,487
Other Assets and Liabilities, Net	(8.6)	(3,672,729)
Net Assets	100.0	42,774,758
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS High Income VIP

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2024 are as follows:
Value ($) at 12/31/2023	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2024	Value ($) at 12/31/2024
Securities Lending Collateral 7.7%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.39% (f) (g)
252,595	3,056,615 (h)	—	—	—	3,794	—	3,309,210	3,309,210
Cash Equivalents 1.9%
DWS Central Cash Management Government Fund, 4.52% (f)
1,219,535	22,887,085	23,293,049	—	—	63,928	—	813,571	813,571
1,472,130	25,943,700	23,293,049	—	—	67,722	—	4,122,781	4,122,781

*	Non-income producing security.
(a)	Principal amount stated in U.S. dollars unless otherwise noted.
(b)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2024 amounted to $3,181,506, which is 7.4% of net assets.

(c)
Variable or floating rate security. These securities are shown at their current rate as of December 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.

(d)	All or a portion of the security represents unsettled loan commitments at December 31, 2024 where the rate will be determined at the time of settlement.
(e)	Investment was valued using significant unobservable inputs.
(f)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(g)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(h)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2024.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Perpetual: Callable security with no stated maturity date.
PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.

REIT: Real Estate Investment Trust
SOFR: Secured Overnight Financing Rate

At December 31, 2024, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	2,605,484	USD	2,759,671	1/31/2025	57,465	State Street Bank and Trust
GBP	327,212	USD	414,643	1/31/2025	5,114	State Street Bank and Trust
EUR	169,833	USD	178,582	1/31/2025	2,444	State Street Bank and Trust
EUR	126,288	USD	133,746	1/31/2025	2,770	State Street Bank and Trust
Total unrealized appreciation					67,793

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	415,494	GBP	327,212	1/31/2025	(5,965)	State Street Bank and Trust
USD	89,684	EUR	86,259	1/31/2025	(223)	State Street Bank and Trust
Total unrealized depreciation					(6,188)
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 9

Currency Abbreviation(s)

EUR	Euro
GBP	British Pound
USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2024 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds (a)	$—	$38,301,686	$—	$38,301,686
Convertible Bonds	—	437,128	—	437,128
Government & Agency Obligations	—	37,822	—	37,822
Loan Participations and Assignments	—	1,497,719	—	1,497,719
Exchange-Traded Funds	2,035,300	—	—	2,035,300
Common Stocks	2,000	—	—	2,000
Warrants	—	—	13,051	13,051
Short-Term Investments (a)	4,122,781	—	—	4,122,781
Derivatives (b)
Forward Foreign Currency Contracts	—	67,793	—	67,793
Total	$6,160,081	$40,342,148	$13,051	$46,515,280
Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Forward Foreign Currency Contracts	$—	$(6,188)	$—	$(6,188)
Total	$—	$(6,188)	$—	$(6,188)

(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open forward foreign currency contracts.
The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series II — DWS High Income VIP

Statement of Assets and Liabilities

as of December 31, 2024

Assets
Investments in non-affiliated securities, at value (cost $42,920,276) — including $3,181,506 of securities loaned	$42,324,706
Investment in DWS Government & Agency Securities Portfolio (cost $3,309,210)*	3,309,210
Investment in DWS Central Cash Management Government Fund (cost $813,571)	813,571
Cash	141
Foreign currency, at value (cost $12,613)	12,492
Receivable for investments sold	18,073
Receivable for Fund shares sold	9,316
Dividends receivable	1,670
Interest receivable	660,231
Affiliated securities lending income receivable	728
Unrealized appreciation on forward foreign currency contracts	67,793
Other assets	947
Total assets	47,218,878
Liabilities
Payable upon return of securities loaned	3,309,210
Payable for investments purchased	968,302
Payable for Fund shares redeemed	42,428
Unrealized depreciation on forward foreign currency contracts	6,188
Accrued management fee	15,168
Accrued Trustees' fees	1,464
Other accrued expenses and payables	101,360
Total liabilities	4,444,120
Net assets, at value	$42,774,758
Net Assets Consist of
Distributable earnings (loss)	(6,652,537)
Paid-in capital	49,427,295
Net assets, at value	$42,774,758
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($42,774,758 ÷ 7,542,140 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$5.67

*	Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 11

Statement of Operations
for the year ended December 31, 2024

Investment Income
Income:
Interest	$2,828,740
Dividends	109,708
Income distributions — DWS Central Cash Management Government Fund	63,928
Affiliated securities lending income	3,794
Total income	3,006,170
Expenses:
Management fee	215,735
Administration fee	41,853
Services to shareholders	874
Record keeping fee (Class B)	429 *
Distribution service fee (Class B)	657 *
Custodian fee	7,527
Audit fee	67,188
Legal fees	9,686
Tax fees	5,969
Reports to shareholders	28,051
Trustees' fees and expenses	3,936
Other	12,229
Total expenses before expense reductions	394,134
Expense reductions	(90,534)
Total expenses after expense reductions	303,600
Net investment income	2,702,570
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	184,823
Swap contracts	2,585
Forward foreign currency contracts	150,594
Foreign currency	(927)
Payments by affiliates (see Note H)	88
337,163
Change in net unrealized appreciation (depreciation) on:
Investments	(163,260)
Forward foreign currency contracts	70,567
Foreign currency	(2,257)
(94,950)
Net gain (loss)	242,213
Net increase (decrease) in net assets resulting from operations	$2,944,783

*	For the period from January 1, 2024 to June 17, 2024 (Class B liquidation date).
The accompanying notes are an integral part of the financial statements.

12 |	Deutsche DWS Variable Series II — DWS High Income VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2024*	2023
Operations:
Net investment income	$2,702,570	$2,575,658
Net realized gain (loss)	337,163	(1,225,246)
Change in net unrealized appreciation (depreciation)	(94,950)	3,289,998
Net increase (decrease) in net assets resulting from operations	2,944,783	4,640,410
Distributions to shareholders:
Class A	(2,534,195)	(2,221,545)
Class B	(30,889)	(49,689)
Total distributions	(2,565,084)	(2,271,234)
Fund share transactions:
Class A
Proceeds from shares sold	2,141,979	2,426,752
Reinvestment of distributions	2,534,195	2,221,545
Payments for shares redeemed	(5,481,571)	(5,042,770)
Net increase (decrease) in net assets from Class A share transactions	(805,397)	(394,473)
Class B
Proceeds from shares sold	56,014	465,987
Reinvestment of distributions	30,889	49,689
Payments for shares redeemed	(864,919)	(424,053)
Net increase (decrease) in net assets from Class B share transactions	(778,016)	91,623
Increase (decrease) in net assets	(1,203,714)	2,066,326
Net assets at beginning of period	43,978,472	41,912,146
Net assets at end of period	$42,774,758	$43,978,472

Other Information
Class A
Shares outstanding at beginning of period	7,664,032	7,728,847
Shares sold	382,038	454,357
Shares issued to shareholders in reinvestment of distributions	478,150	423,959
Shares redeemed	(982,080)	(943,131)
Net increase (decrease) in Class A shares	(121,892)	(64,815)
Shares outstanding at end of period	7,542,140	7,664,032
Class B
Shares outstanding at beginning of period	141,411	125,968
Shares sold	9,924	85,890
Shares issued to shareholders in reinvestment of distributions	5,795	9,429
Shares redeemed	(157,130)	(79,876)
Net increase (decrease) in Class B shares	(141,411)	15,443
Shares outstanding at end of period	—	141,411

*	Includes Class B for the period from January 1, 2024 to June 17, 2024 (Class B liquidation date).
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 13

Financial Highlights
DWS High Income VIP — Class A
	Years Ended December 31,
	2024	2023	2022	2021	2020
Selected Per Share Data
Net asset value, beginning of period	$5.63	$5.34	$6.18	$6.23	$6.23
Income (loss) from investment operations:
Net investment income[a]	.35	.33	.27	.27	.29
Net realized and unrealized gain (loss)	.03	.25	(.81 )	(.03 )	.04
Total from investment operations	.38	.58	(.54 )	.24	.33
Less distributions from:
Net investment income	(.34 )	(.29 )	(.30 )	(.29 )	(.33 )
Net asset value, end of period	$5.67	$5.63	$5.34	$6.18	$6.23
Total Return (%)[b]	7.14	11.34	(8.88)	4.00	6.24
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	43	43	41	51	54
Ratio of expenses before expense reductions (%)[c]	.91	.90	.90	.84	.87
Ratio of expenses after expense reductions (%)[c]	.70	.70	.71	.71	.70
Ratio of net investment income (%)	6.27	6.07	4.82	4.32	4.86
Portfolio turnover rate (%)	143	62	45	56	94

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

14 |	Deutsche DWS Variable Series II — DWS High Income VIP

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS High Income VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. The Fund is an underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies”).
Multiple Classes of Shares of Beneficial Interest. Prior to June 17, 2024, the Fund offered two classes of shares (Class A shares and Class B shares). Upon the recommendation of DWS Investment Management Americas, Inc. (the “Advisor”), the Fund’s Board of Trustees approved the liquidation and termination of Class B shares, effective June 17, 2024. Class B shares were subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to annual rates of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Fund's Class B shares. Class A shares, which continue to be offered by the Fund, are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Operating Segment. In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President and Chief Operating Officer, acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net asset (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and results of operations and significant segment expenses are listed on the accompanying Statement of Operations.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own

Deutsche DWS Variable Series II — DWS High Income VIP	| 15

assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Senior loans are valued by independent pricing services approved by the Pricing Committee, whose valuations are intended to reflect the average of broker supplied quotes representing mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price, as applicable, obtained from one or more broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans, and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. Senior loans are generally categorized as Level 2.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.
Swap contracts are valued daily based upon prices supplied by a pricing vendor approved by the Pricing Committee, if available, and otherwise are valued at the price provided by the broker-dealer with which the swap was traded. Swap contracts are generally categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

16 |	Deutsche DWS Variable Series II — DWS High Income VIP

Securities Lending. National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2024, the Fund invested the cash collateral, if any, into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/ administration fee (0.13% annualized effective rate as of December 31, 2024) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2024, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
When-Issued, Delayed-Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations.
Certain risks may arise upon entering into when-issued, delayed-delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Tax Information.  The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
At December 31, 2024, the Fund had net tax basis capital loss carryforwards of $8,956,562, including short-term losses ($723,574) and long-term losses ($8,232,988), which may be applied against realized net taxable capital gains indefinitely.
The Fund files tax returns with the Internal Revenue Service, the State of New York, and various other states. Specific to U.S. federal and state taxes, generally, each of the tax years in the four-year period ended December 31, 2024, remains subject to examination by taxing authorities. Specific to foreign countries in which the Fund invests, all open tax years remain subject to examination by taxing authorities in the respective jurisdictions. The open tax years vary by each jurisdiction in which the Fund invests.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

Deutsche DWS Variable Series II — DWS High Income VIP	| 17

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, investments in derivatives and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2024, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$2,930,163
Capital loss carryforwards	$(8,956,562)
Net unrealized appreciation (depreciation) on investments	$(624,630)
At December 31, 2024, the aggregate cost of investments for federal income tax purposes was $47,072,117. The net unrealized depreciation for all investments based on tax cost was $624,630. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $519,185 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $1,143,815.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2024	2023
Distributions from ordinary income*	$2,565,084	$2,271,234

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.
B.
Derivative Instruments
Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.
The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the

18 |	Deutsche DWS Variable Series II — DWS High Income VIP

Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.
Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended December 31, 2024, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics.
Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.
There were no open credit default swap contracts as of December 31, 2024. For the year ended December 31, 2024, the investment in credit default swap contracts purchased had a total notional amount generally indicative of a range from $0 to $200,000.
Forward Foreign Currency Contracts. A forward foreign currency contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2024, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of December 31, 2024, is included in the table following the Fund’s Investment Portfolio. For the year ended December 31, 2024, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $2,165,000 to $3,487,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $505,000.

Deutsche DWS Variable Series II — DWS High Income VIP	| 19

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2024 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts
Foreign Exchange Contracts (a)	$67,793
The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Unrealized appreciation on forward foreign currency contracts

Liability Derivatives	Forward Contracts
Foreign Exchange Contracts (a)	$(6,188)
The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Unrealized depreciation on forward foreign currency contracts
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2024 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$2,585	$2,585
Foreign Exchange Contracts (b)	150,594	—	150,594
	$150,594	$2,585	$153,179
Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Net realized gain (loss) from swap contracts
(b)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts
Foreign Exchange Contracts (a)	$70,567
The above derivative is located in the following Statement of Operations account:

(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts
As of December 31, 2024, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
State Street Bank and Trust	$67,793	$(6,188)	$—	$61,605

20 |	Deutsche DWS Variable Series II — DWS High Income VIP

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
State Street Bank and Trust	$6,188	$(6,188)	$—	$—
C.
Purchases and Sales of Securities
During the year ended December 31, 2024, purchases and sales of investment securities, excluding short-term investments, were as follows:
	Purchases	Sales
Non-U.S. Treasury Obligations	$58,903,925	$59,695,270
U.S. Treasury Obligations	$38,152	$—
D.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund’s average daily net assets	.500%
Next $750 million of such net assets	.470%
Next $1.5 billion of such net assets	.450%
Next $2.5 billion of such net assets	.430%
Next $2.5 billion of such net assets	.400%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.360%
Over $12.5 billion of such net assets	.340%
Accordingly, for the year ended December 31, 2024, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.50% of the Fund’s average daily net assets.
For the period from January 1, 2024 through April 30, 2025 (through June 17, 2024 (Class B liquidation date) for Class B shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.69%
Class B	1.09%
For the year ended December 31, 2024 (through June 17, 2024 (Class B liquidation date) for Class B shares), fees waived and/or expenses reimbursed for each class are as follows:
Class A	$89,974
Class B	560
$90,534

Deutsche DWS Variable Series II — DWS High Income VIP	| 21

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2024, the Administration Fee was $41,853, of which $3,542 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2024 (through June 17, 2024 (Class B liquidation date) for Class B shares), the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2024
Class A	$396	$65
Class B	53	—
	$449	$65
Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of average daily net assets of Class B shares. For the period from January 1, 2024 through June 17, 2024 (Class B liquidation date), the Distribution Service Fee aggregated $657, all of which is paid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2024, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $870, of which $103 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund, an affiliated money market fund which is managed by the Advisor. DWS Central Cash Management Government Fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest and seeks to maintain a stable net asset value. The Fund indirectly bears its proportionate share of the expenses of its investment in DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.
E.
Investing in High-Yield Debt Securities
High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the Fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the Fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
F.
Ownership of the Fund
At December 31, 2024, one Participating Insurance Company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 88%.

22 |	Deutsche DWS Variable Series II — DWS High Income VIP

G.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $345 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2024.
H.
Payments by Affiliates
During the year ended December 31, 2024, the Advisor agreed to reimburse the Fund $88 for losses incurred on trades executed incorrectly. The amount reimbursed was less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

Deutsche DWS Variable Series II — DWS High Income VIP	| 23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS High Income VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS High Income VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II (the “Trust”)), including the investment portfolio, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers, and others: when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 13, 2025

24 |	Deutsche DWS Variable Series II — DWS High Income VIP

Tax Information (Unaudited)
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Deutsche DWS Variable Series II — DWS High Income VIP	| 25

Shareholders Meeting Results(Unaudited)
A Special Meeting of Shareholders of DWS High Income VIP was held on November 21, 2024. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):
1.
Election of Board Members.
	Number of Votes:
Trustee	For	Withheld	Broker Non-Votes*
Jennifer S. Conrad	136,411,841.820	12,946,036.978	0.000
Mary Schmid Daugherty	136,798,233.474	12,559,645.324	0.000
Keith R. Fox	132,886,311.854	16,471,566.944	0.000
Chad D. Perry	132,345,030.721	17,012,848.077	0.000
Rebecca W. Rimel	137,365,918.377	11,991,960.421	0.000
Catherine Schrand	136,726,342.779	12,631,536.019	0.000
Proposal 1 reflects trust-wide proposal and voting results. Each Board member was elected at the Special Shareholder Meeting.
While not submitted to shareholders for election at the Special Meeting of Shareholders, Dawn-Marie Driscoll, Richard J. Herring and William N. Searcy, Jr. each continued to serve as Board members until their retirements on December 31, 2024.
*
Broker non-votes are proxies received from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote in a particular matter.

26 |	Deutsche DWS Variable Series II — DWS High Income VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS High Income VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2024.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel, including materials containing information on the Fund’s performance, fees and expenses, profitability, economies of scale and fall-out benefits.
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement, and certain other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2023, the Fund’s performance (Class A shares) was in the 4th quartile, 2nd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the five-year period and has underperformed its benchmark in the one- and three-year periods ended December 31, 2023.

Deutsche DWS Variable Series II — DWS High Income VIP	| 27

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2023). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2023, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above and individual Independent Trustees may

28 |	Deutsche DWS Variable Series II — DWS High Income VIP

have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present.
VS2HI-BFE2024

Deutsche DWS Variable Series II — DWS High Income VIP	| 29

VS2HI-NCSRA

December 31, 2024
Annual Financial Statements and Other Information
Deutsche DWS Variable Series II
DWS International Growth VIP

Contents
3	Investment Portfolio
6	Statement of Assets and Liabilities
6	Statement of Operations
7	Statements of Changes in Net Assets
8	Financial Highlights
9	Notes to Financial Statements
14	Report of Independent Registered Public Accounting Firm
15	Tax Information
16	Shareholder Meeting Results
17	Advisory Agreement Board Considerations and Fee Evaluation
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

2 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Investment Portfolioas of December 31, 2024

	Shares	Value ($)
Common Stocks 96.6%
Canada 8.1%
Agnico Eagle Mines Ltd.	2,644	206,856
Alimentation Couche-Tard, Inc.	2,700	149,740
Brookfield Asset Management Ltd. "A"	4,224	229,088
Brookfield Corp.	13,524	777,315
Canadian National Railway Co.	1,540	156,384
Lululemon Athletica, Inc.*	283	108,222
(Cost $586,120)		1,627,605
China 4.2%
ANTA Sports Products Ltd.	8,600	86,089
BYD Co., Ltd. "H"	2,500	85,735
Ping An Insurance Group Co. of China Ltd. "H"	49,000	289,848
Tencent Holdings Ltd.	7,300	391,430
(Cost $848,864)		853,102
Denmark 1.8%
Novo Nordisk A/S "B" (Cost $396,693)	4,126	355,369
Finland 0.6%
Amer Sports, Inc.* (a) (Cost $67,199)	4,100	114,636
France 11.1%
Air Liquide SA	763	123,995
Airbus SE	1,357	218,349
Capgemini SE	1,400	228,909
Cie de Saint-Gobain SA	2,660	235,898
LVMH Moet Hennessy Louis Vuitton SE	366	240,166
Schneider Electric SE	1,220	303,698
Teleperformance SE	510	43,849
TotalEnergies SE	8,154	450,919
Vinci SA	3,730	385,129
(Cost $1,713,425)		2,230,912
Germany 14.6%
adidas AG	636	155,866
Allianz SE (Registered)	1,925	589,824
Auto1 Group SE 144A*	3,000	48,829
BASF SE	1,956	85,875
Brenntag SE	1,600	96,072
Deutsche Boerse AG	2,410	555,259
Deutsche Post AG	2,906	102,256
Deutsche Telekom AG (Registered)	8,005	239,981
Merck KGaA	605	87,662
SAP SE	2,474	601,405
Siemens Healthineers AG 144A	3,490	184,488
TeamViewer SE 144A*	5,100	50,279
	Shares	Value ($)
Wacker Chemie AG	675	49,286
Zalando SE 144A*	2,900	97,530
(Cost $2,377,615)		2,944,612
Hong Kong 1.2%
Techtronic Industries Co., Ltd. (Cost $88,918)	19,097	251,427
Ireland 3.1%
Experian PLC	5,727	246,655
ICON PLC* (b)	570	119,535
Kerry Group PLC "A"	2,622	252,768
(Cost $453,991)		618,958
Israel 1.8%
CyberArk Software Ltd.* (b)	680	226,542
Monday.com Ltd.* (b)	260	61,214
Wix.com Ltd.* (b)	330	70,802
(Cost $278,643)		358,558
Italy 0.8%
Stevanato Group SpA (a) (Cost $212,946)	7,441	162,139
Japan 6.2%
Daikin Industries Ltd.	1,500	175,722
Fast Retailing Co., Ltd.	990	334,203
Hoya Corp.	2,300	284,476
Keyence Corp.	700	284,565
Lasertec Corp.	400	37,917
MISUMI Group, Inc.	5,311	81,854
Shiseido Co., Ltd.	2,700	47,483
(Cost $939,829)		1,246,220
Korea 0.9%
Samsung Electronics Co., Ltd. (Cost $220,309)	5,228	187,074
Luxembourg 2.6%
Globant SA* (a) (Cost $210,938)	2,425	519,969
Netherlands 6.3%
Adyen NV 144A*	79	117,369
Argenx SE*	114	70,799
ASML Holding NV	612	430,762
ING Groep NV	17,553	274,892
NXP Semiconductors NV (b)	444	92,285
Prosus NV	3,963	157,486
Universal Music Group NV	4,905	125,566
(Cost $840,643)		1,269,159
Norway 0.3%
Mowi ASA (Cost $91,332)	4,036	68,981
Singapore 4.8%
DBS Group Holdings Ltd.	23,020	737,033
Sea Ltd. (ADR)*	1,272	134,959
Trip.com Group Ltd.*	1,450	99,755
(Cost $458,739)		971,747
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 3

	Shares	Value ($)
Sweden 3.4%
Assa Abloy AB "B"	8,081	238,252
Spotify Technology SA* (a)	999	446,933
(Cost $350,921)		685,185
Switzerland 7.9%
Alcon AG	1,753	148,541
Lonza Group AG (Registered)	1,037	611,846
Nestle SA (Registered)	3,993	329,187
Roche Holding AG (Genusschein)	783	220,416
Sandoz Group AG	4,900	200,875
Sportradar Group AG "A"* (b)	5,178	89,786
(Cost $1,199,130)		1,600,651
Taiwan 3.2%
Taiwan Semiconductor Manufacturing Co., Ltd. (Cost $121,058)	20,000	651,431
United Kingdom 3.9%
AstraZeneca PLC	2,759	361,597
Birkenstock Holding PLC* (a)	1,200	67,992
Halma PLC	4,511	151,698
Rentokil Initial PLC	39,468	197,850
(Cost $760,927)		779,137
United States 9.0%
Ferguson Enterprises, Inc.	810	140,592
Flutter Entertainment PLC* (c)	413	106,943
Marsh & McLennan Companies, Inc.	1,910	405,703
Mastercard, Inc. "A"	580	305,410
	Shares	Value ($)
NVIDIA Corp.	3,600	483,444
Schlumberger NV	5,570	213,554
Thermo Fisher Scientific, Inc.	326	169,595
(Cost $721,392)		1,825,241
Uruguay 0.8%
MercadoLibre, Inc.* (Cost $132,211)	94	159,841
Total Common Stocks (Cost $13,071,843)		19,481,954
Preferred Stocks 0.5%
Germany
Sartorius AG (Cost $101,971)	427	94,810
Cash Equivalents 2.6%
DWS Central Cash Management Government Fund, 4.52% (d) (Cost $528,472)	528,472	528,472

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $13,702,286)	99.7	20,105,236
Other Assets and Liabilities, Net	0.3	68,759
Net Assets	100.0	20,173,995
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2024 are as follows:
Value ($) at 12/31/2023	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2024	Value ($) at 12/31/2024
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares" (d) (e)
56,350	—	56,350 (f)	—	—	237	—	—	—
Cash Equivalents 2.6%
DWS Central Cash Management Government Fund, 4.52% (d)
459,894	4,426,450	4,357,872	—	—	20,784	—	528,472	528,472
516,244	4,426,450	4,414,222	—	—	21,021	—	528,472	528,472

*	Non-income producing security.
(a)	Listed on the New York Stock Exchange.
(b)	Listed on the NASDAQ Stock Market, Inc.
(c)	Listed on the London Stock Exchange.
(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(e)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2024.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt
The accompanying notes are an integral part of the financial statements.

4 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2024 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Canada	$1,627,605	$—	$—	$1,627,605
China	—	853,102	—	853,102
Denmark	—	355,369	—	355,369
Finland	114,636	—	—	114,636
France	—	2,230,912	—	2,230,912
Germany	—	2,944,612	—	2,944,612
Hong Kong	—	251,427	—	251,427
Ireland	119,535	499,423	—	618,958
Israel	358,558	—	—	358,558
Italy	162,139	—	—	162,139
Japan	—	1,246,220	—	1,246,220
Korea	—	187,074	—	187,074
Luxembourg	519,969	—	—	519,969
Netherlands	92,285	1,176,874	—	1,269,159
Norway	—	68,981	—	68,981
Singapore	134,959	836,788	—	971,747
Sweden	446,933	238,252	—	685,185
Switzerland	89,786	1,510,865	—	1,600,651
Taiwan	—	651,431	—	651,431
United Kingdom	67,992	711,145	—	779,137
United States	1,718,298	106,943	—	1,825,241
Uruguay	159,841	—	—	159,841
Preferred Stocks	—	94,810	—	94,810
Short-Term Investments	528,472	—	—	528,472
Total	$6,141,008	$13,964,228	$—	$20,105,236
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 5

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2024

Assets
Investments in non-affiliated securities, at value (cost $13,173,814)	$19,576,764
Investment in DWS Central Cash Management Government Fund (cost $528,472)	528,472
Foreign currency, at value (cost $127,648)	121,558
Receivable for Fund shares sold	791
Dividends receivable	5,833
Affiliated securities lending income receivable	20
Foreign taxes recoverable	36,721
Other assets	445
Total assets	20,270,604
Liabilities
Payable for Fund shares redeemed	4,067
Accrued management fee	6,070
Accrued Trustees' fees	1,112
Other accrued expenses and payables	85,360
Total liabilities	96,609
Net assets, at value	$20,173,995
Net Assets Consist of
Distributable earnings (loss)	4,450,378
Paid-in capital	15,723,617
Net assets, at value	$20,173,995
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($20,173,995 ÷ 1,236,421 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$16.32
for the year ended December 31, 2024

Investment Income
Income:
Dividends (net of foreign taxes withheld of $42,178)	$341,410
Income distributions — DWS Central Cash Management Government Fund	20,784
Affiliated securities lending income	237
Total income	362,431
Expenses:
Management fee	126,693
Administration fee	19,821
Services to shareholders	713
Record keeping fee (Class B)	6 *
Distribution service fee (Class B)	33 *
Custodian fee	9,631
Audit fee	56,295
Legal fees	11,355
Tax fees	5,969
Reports to shareholders	24,093
Trustees' fees and expenses	3,000
Other	15,663
Total expenses before expense reductions	273,272
Expense reductions	(102,464)
Total expenses after expense reductions	170,808
Net investment income	191,623
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	345,349
Foreign currency	(6,193)
339,156
Change in net unrealized appreciation (depreciation) on:
Investments	1,270,864
Foreign currency	(8,938)
1,261,926
Net gain (loss)	1,601,082
Net increase (decrease) in net assets resulting from operations	$1,792,705

*	For the period from January 1, 2024 to June 17, 2024 (Class B liquidation date).
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2024*	2023
Operations:
Net investment income	$191,623	$250,702
Net realized gain (loss)	339,156	(962,259)
Change in net unrealized appreciation (depreciation)	1,261,926	3,618,840
Net increase (decrease) in net assets resulting from operations	1,792,705	2,907,283
Distributions to shareholders:
Class A	(246,763)	(149,768)
Class B	(289)	(139)
Total distributions	(247,052)	(149,907)
Fund share transactions:
Class A
Proceeds from shares sold	1,445,199	3,065,594
Reinvestment of distributions	246,763	149,768
Payments for shares redeemed	(3,411,031)	(4,747,321)
Net increase (decrease) in net assets from Class A share transactions	(1,719,069)	(1,531,959)
Class B
Proceeds from shares sold	461	10,704
Reinvestment of distributions	289	139
Payments for shares redeemed	(31,413)	(11,645)
Net increase (decrease) in net assets from Class B share transactions	(30,663)	(802)
Increase (decrease) in net assets	(204,079)	1,224,615
Net assets at beginning of period	20,378,074	19,153,459
Net assets at end of period	$20,173,995	$20,378,074

Other Information
Class A
Shares outstanding at beginning of period	1,346,396	1,457,916
Shares sold	88,804	213,239
Shares issued to shareholders in reinvestment of distributions	15,930	10,430
Shares redeemed	(214,709)	(335,189)
Net increase (decrease) in Class A shares	(109,975)	(111,520)
Shares outstanding at end of period	1,236,421	1,346,396
Class B
Shares outstanding at beginning of period	1,903	1,962
Shares sold	29	758
Shares issued to shareholders in reinvestment of distributions	19	10
Shares redeemed	(1,951)	(827)
Net increase (decrease) in Class B shares	(1,903)	(59)
Shares outstanding at end of period	—	1,903

*	Includes Class B for the period from January 1, 2024 to June 17, 2024 (Class B liquidation date).
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 7

Financial Highlights
DWS International Growth VIP — Class A
	Years Ended December 31,
	2024	2023	2022	2021	2020
Selected Per Share Data
Net asset value, beginning of period	$15.11	$13.12	$18.80	$17.65	$14.64
Income (loss) from investment operations:
Net investment income[a]	.15	.18	.11	.08	.06
Net realized and unrealized gain (loss)	1.25	1.92	(5.45)	1.34	3.17
Total from investment operations	1.40	2.10	(5.34)	1.42	3.23
Less distributions from:
Net investment income	(.19 )	(.11 )	(.15 )	(.06 )	(.22 )
Net realized gains	—	—	(.19 )	(.21 )	—
Total distributions	(.19 )	(.11 )	(.34 )	(.27 )	(.22 )
Net asset value, end of period	$16.32	$15.11	$13.12	$18.80	$17.65
Total Return (%)[b]	9.37	16.04	(28.51)	8.11	22.69
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	20	19	22	19
Ratio of expenses before expense reductions (%)[c]	1.34	1.35	1.32	1.33	1.50
Ratio of expenses after expense reductions (%)[c]	.84	.89	.92	.90	.87
Ratio of net investment income (%)	.94	1.27	.78	.41	.42
Portfolio turnover rate (%)	8	13	17	20	10

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS International Growth VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. The Fund is an underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies”).
Multiple Classes of Shares of Beneficial Interest. Prior to June 17, 2024, the Fund offered two classes of shares (Class A shares and Class B shares). Upon the recommendation of DWS Investment Management Americas, Inc. (the “Advisor”), the Fund’s Board of Trustees approved the liquidation and termination of Class B shares, effective June 17, 2024. Class B shares were subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to annual rates of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Fund's Class B shares. Class A shares, which continue to be offered by the Fund, are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Operating Segment. In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President and Chief Operating Officer, acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net asset (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and results of operations and significant segment expenses are listed on the accompanying Statement of Operations.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own

Deutsche DWS Variable Series II — DWS International Growth VIP	| 9

assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2024, the Fund invested the cash collateral, if any, into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/ administration fee (0.13% annualized effective rate as of December 31, 2024) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return

10 |	Deutsche DWS Variable Series II — DWS International Growth VIP

borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2024, the Fund had no securities on loan.
Tax Information.  The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
At December 31, 2024, the Fund had net tax basis capital loss carryforwards of $2,066,981, including short-term losses ($1,015,958) and long-term losses ($1,051,023), which may be applied against realized net taxable capital gains indefinitely.
The Fund files tax returns with the Internal Revenue Service, the State of New York, and various other states. Specific to U.S. federal and state taxes, generally, each of the tax years in the four-year period ended December 31, 2024, remains subject to examination by taxing authorities. Specific to foreign countries in which the Fund invests, all open tax years remain subject to examination by taxing authorities in the respective jurisdictions. The open tax years vary by each jurisdiction in which the Fund invests.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and the realized tax character on distributions from certain securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2024, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$179,438
Capital loss carryforwards	$(2,066,981)
Net unrealized appreciation (depreciation) on investments	$6,345,173
At December 31, 2024, the aggregate cost of investments for federal income tax purposes was $13,760,063. The net unrealized appreciation for all investments based on tax cost was $6,345,173. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $7,372,853 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $1,027,680.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 11

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2024	2023
Distributions from ordinary income*	$247,052	$149,907

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the year ended December 31, 2024, purchases and sales of investment securities (excluding short-term investments) aggregated $1,629,254 and $3,451,249, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.62%.
For the period from January 1, 2024 through April 30, 2025 (through June 17, 2024 (Class B liquidation date) for Class B shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.82%
Class B	1.13%
For the year ended December 31, 2024 (through June 17, 2024 (Class B liquidation date) for Class B shares), fees waived and/or expenses reimbursed for each class are as follows:
Class A	$102,373
Class B	91
$102,464
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2024, the Administration Fee was $19,821, of which $1,698 is unpaid.

12 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2024 (through June 17, 2024 (Class B liquidation date) for Class B shares), the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2024
Class A	$338	$57
Class B	23	—
	$361	$57
Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of the average daily net assets of Class B shares. For the period from January 1, 2024 through June 17, 2024 (Class B liquidation date), the Distribution Service Fee aggregated $33, all of which is paid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2024, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $670, of which $194 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund, an affiliated money market fund which is managed by the Advisor. DWS Central Cash Management Government Fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest and seeks to maintain a stable net asset value. The Fund indirectly bears its proportionate share of the expenses of its investment in DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.
D.
Ownership of the Fund
At December 31, 2024, two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 59% and 30%, respectively.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $345 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2024.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 13

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS International Growth VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS International Growth VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II (the “Trust”)), including the investment portfolio, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 13, 2025

14 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Tax Information (Unaudited)
For corporate shareholders, 4% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2024, qualified for the dividends received deduction.
The Fund paid foreign taxes of $27,925 and earned $198,125 of foreign source income during the year ended December 31, 2024. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.16 per share as income earned from foreign sources for the year ended December 31, 2024.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 15

Shareholders Meeting Results(Unaudited)
A Special Meeting of Shareholders of DWS International Growth VIP was held on November 21, 2024. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):
1.
Election of Board Members.
	Number of Votes:
Trustee	For	Withheld	Broker Non-Votes*
Jennifer S. Conrad	136,411,841.820	12,946,036.978	0.000
Mary Schmid Daugherty	136,798,233.474	12,559,645.324	0.000
Keith R. Fox	132,886,311.854	16,471,566.944	0.000
Chad D. Perry	132,345,030.721	17,012,848.077	0.000
Rebecca W. Rimel	137,365,918.377	11,991,960.421	0.000
Catherine Schrand	136,726,342.779	136,726,342.779	0.000
Proposal 1 reflects trust-wide proposal and voting results. Each Board member was elected at the Special Shareholder Meeting.
While not submitted to shareholders for election at the Special Meeting of Shareholders, Dawn-Marie Driscoll, Richard J. Herring and William N. Searcy, Jr. each continued to serve as Board members until their retirements on December 31, 2024.
*
Broker non-votes are proxies received from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote in a particular matter.

16 |	Deutsche DWS Variable Series II — DWS International Growth VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS International Growth VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2024.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel, including materials containing information on the Fund’s performance, fees and expenses, profitability, economies of scale and fall-out benefits.
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement, and certain other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2023, the Fund’s performance (Class A shares) was in the 3rd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and five-year periods and has underperformed its benchmark in the three-year period ended December 31, 2023.

Deutsche DWS Variable Series II — DWS International Growth VIP	| 17

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2023). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2023, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above and individual Independent Trustees may

18 |	Deutsche DWS Variable Series II — DWS International Growth VIP

have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present.
VS2IG-BFE2024

Deutsche DWS Variable Series II — DWS International Growth VIP	| 19

VS2IG-NCSRA

December 31, 2024
Annual Financial Statements and Other Information
Deutsche DWS Variable Series II
DWS Alternative Asset Allocation VIP

Contents
3	Investment Portfolio
5	Statement of Assets and Liabilities
5	Statement of Operations
6	Statements of Changes in Net Assets
7	Financial Highlights
9	Notes to Financial Statements
14	Report of Independent Registered Public Accounting Firm
15	Tax Information
16	Shareholder Meeting Results
17	Advisory Agreement Board Considerations and Fee Evaluation
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

2 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Investment Portfolioas of December 31, 2024

	Shares	Value ($)
Mutual Funds 62.4%
DWS Emerging Markets Fixed Income Fund "Institutional" (a)	1,417,600	10,305,949
DWS Enhanced Commodity Strategy Fund "Institutional" (a)	10,883,710	61,166,450
DWS Floating Rate Fund "Institutional" (a)	6,226,300	47,133,092
DWS Global Macro Fund "Institutional" (a)	3,537,149	35,619,091
DWS RREEF Global Infrastructure Fund "Institutional" (a)	4,358,486	65,900,312
DWS RREEF Real Estate Securities Fund "Institutional" (a)	1,766,882	38,270,670
Total Mutual Funds (Cost $274,014,760)		258,395,564
Exchange-Traded Funds 34.4%
iShares Global Infrastructure ETF	141,313	7,386,430
iShares JP Morgan USD Emerging Markets Bond ETF	375,325	33,418,938
	Shares	Value ($)
iShares Preferred & Income Securities ETF	459,281	14,439,794
SPDR Blackstone Senior Loan ETF	500,000	20,865,000
SPDR Bloomberg Convertible Securities ETF	635,878	49,528,537
Xtrackers RREEF Global Natural Resources ETF (b)	712,119	16,872,876
Total Exchange-Traded Funds (Cost $130,450,035)		142,511,575
Cash Equivalents 3.3%
DWS Central Cash Management Government Fund, 4.52% (a) (c) (Cost $13,684,056)	13,684,056	13,684,056

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $418,148,851)	100.1	414,591,195
Other Assets and Liabilities, Net	(0.1)	(437,859)
Net Assets	100.0	414,153,336
A summary of the Fund’s transactions with affiliated Underlying DWS Funds during the year ended December 31, 2024 are as follows:
Value ($) at 12/31/2023	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2024	Value ($) at 12/31/2024
Mutual Funds 62.4%
DWS Emerging Markets Fixed Income Fund "Institutional" (a)
16,984,587	1,044,223	8,522,700	(2,353,353)	3,153,192	1,044,223	—	1,417,600	10,305,949
DWS Enhanced Commodity Strategy Fund "Institutional" (a)
59,589,066	1,818,162	—	—	(240,778)	1,818,162	—	10,883,710	61,166,450
DWS Floating Rate Fund "Institutional" (a)
43,718,798	3,941,792	—	—	(527,498)	3,941,793	—	6,226,300	47,133,092
DWS Global Macro Fund "Institutional" (a)
34,395,150	753,694	—	—	470,247	753,693	—	3,537,149	35,619,091
DWS RREEF Global Infrastructure Fund "Institutional" (a)
58,739,124	5,801,050	—	—	1,360,138	1,718,324	4,082,726	4,358,486	65,900,312
DWS RREEF Real Estate Securities Fund "Institutional" (a)
36,053,065	1,042,144	—	—	1,175,461	1,042,144	—	1,766,882	38,270,670
Exchange-Traded Funds 4.1%
Xtrackers RREEF Global Natural Resources ETF (b)
—	19,212,970	—	—	(2,340,094)	182,416	164,528	712,119	16,872,876
Cash Equivalents 3.3%
DWS Central Cash Management Government Fund, 4.52% (a) (c)
28,907,178	81,494,303	96,717,425	—	—	1,118,538	—	13,684,056	13,684,056
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 3

Value ($) at 12/31/2023	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2024	Value ($) at 12/31/2024
DWS ESG Liquidity Fund (a)
39,701,601	1,261,750	40,957,491	7,815	(13,675)	1,321,056	—	—	—
318,088,569	116,370,088	146,197,616	(2,345,538)	3,036,993	12,940,349	4,247,254	42,586,302	288,952,496

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc.
(b)	Affiliated fund managed by DBX Advisors LLC.
(c)	The rate shown is the annualized seven-day yield at period end.

SPDR: Standard & Poor's Depositary Receipt
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2024 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$258,395,564	$—	$—	$258,395,564
Exchange-Traded Funds	142,511,575	—	—	142,511,575
Short-Term Investments	13,684,056	—	—	13,684,056
Total	$414,591,195	$—	$—	$414,591,195
The accompanying notes are an integral part of the financial statements.

4 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2024

Assets
Investments in non-affiliated Underlying Funds, at value (cost $111,237,064)	$125,638,699
Investments in affiliated Underlying Funds, at value (cost $306,911,787)	288,952,496
Receivable for Fund shares sold	2,949
Dividends receivable	95,526
Other assets	8,834
Total assets	414,698,504
Liabilities
Payable for Fund shares redeemed	227,382
Accrued management fee	36,254
Accrued Trustees' fees	4,490
Other accrued expenses and payables	277,042
Total liabilities	545,168
Net assets, at value	$414,153,336
Net Assets Consist of
Distributable earnings (loss)	3,559,817
Paid-in capital	410,593,519
Net assets, at value	$414,153,336
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($56,382,235 ÷ 4,352,668 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.95
Class B
Net Asset Value, offering and redemption price per share ($357,771,101 ÷ 27,641,179 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.94
for the year ended December 31, 2024

Investment Income
Income:
Dividends	$4,971,797
Income distributions from affiliated Underlying Funds	12,940,349
Total income	17,912,146
Expenses:
Management fee	424,945
Administration fee	412,197
Services to shareholders	1,589
Record keeping fee (Class B)	483,966
Distribution service fee (Class B)	924,644
Custodian fee	5,873
Professional fees	61,997
Reports to shareholders	23,944
Registration fees	46
Trustees' fees and expenses	17,075
Other	19,615
Total expenses	2,375,891
Net investment income	15,536,255
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Sale of affiliated Underlying Funds	(2,345,538)
Sale of non-affiliated Underlying Funds	(5,413,751)
Capital gain distributions from affiliated Underlying Funds	4,247,254
(3,512,035)
Change in net unrealized appreciation (depreciation) on:
Affiliated Underlying Funds	3,036,993
Non-affiliated Underlying Funds	7,390,870
10,427,863
Net gain (loss)	6,915,828
Net increase (decrease) in net assets resulting from operations	$22,452,083
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 5

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2024	2023
Operations:
Net investment income	$15,536,255	$14,313,849
Net realized gain (loss)	(3,512,035)	235,407
Change in net unrealized appreciation (depreciation)	10,427,863	8,777,834
Net increase (decrease) in net assets resulting from operations	22,452,083	23,327,090
Distributions to shareholders:
Class A	(2,039,349)	(3,667,936)
Class B	(12,519,630)	(27,346,396)
Total distributions	(14,558,979)	(31,014,332)
Fund share transactions:
Class A
Proceeds from shares sold	5,683,774	4,314,432
Reinvestment of distributions	2,039,349	3,667,936
Payments for shares redeemed	(3,390,305)	(2,401,585)
Net increase (decrease) in net assets from Class A share transactions	4,332,818	5,580,783
Class B
Proceeds from shares sold	6,600,254	7,854,171
Reinvestment of distributions	12,519,630	27,346,396
Payments for shares redeemed	(38,913,382)	(33,896,495)
Net increase (decrease) in net assets from Class B share transactions	(19,793,498)	1,304,072
Increase (decrease) in net assets	(7,567,576)	(802,387)
Net assets at beginning of period	421,720,912	422,523,299
Net assets at end of period	$414,153,336	$421,720,912

Other Information
Class A
Shares outstanding at beginning of period	4,006,960	3,557,543
Shares sold	444,138	341,343
Shares issued to shareholders in reinvestment of distributions	165,532	300,404
Shares redeemed	(263,962)	(192,330)
Net increase (decrease) in Class A shares	345,708	449,417
Shares outstanding at end of period	4,352,668	4,006,960
Class B
Shares outstanding at beginning of period	29,134,598	28,995,732
Shares sold	516,162	625,239
Shares issued to shareholders in reinvestment of distributions	1,013,735	2,236,010
Shares redeemed	(3,023,316)	(2,722,383)
Net increase (decrease) in Class B shares	(1,493,419)	138,866
Shares outstanding at end of period	27,641,179	29,134,598
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Financial Highlights
DWS Alternative Asset Allocation VIP — Class A
	Years Ended December 31,
	2024	2023	2022	2021	2020
Selected Per Share Data
Net asset value, beginning of period	$12.74	$12.99	$15.13	$13.70	$13.35
Income (loss) from investment operations:
Net investment income[a]	.52	.47	.88	1.04	.29
Net realized and unrealized gain (loss)	.18	.29	(1.93)	.69	.40
Total from investment operations	.70	.76	(1.05)	1.73	.69
Less distributions from:
Net investment income	(.48 )	(.89 )	(1.08)	(.30 )	(.34 )
Net realized gains	(.01 )	(.12 )	(.01 )	—	—
Total distributions	(.49 )	(1.01)	(1.09)	(.30 )	(.34 )
Net asset value, end of period	$12.95	$12.74	$12.99	$15.13	$13.70
Total Return (%)[b]	5.64	6.19	(7.42)	12.74	5.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	56	51	46	47	37
Ratio of expenses (%)[c,d]	.23	.23	.23	.23	.23
Ratio of net investment income (%)	4.02	3.76	6.44	7.13	2.29
Portfolio turnover rate (%)	25	0	12	19	18

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[c]
The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[d]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 7

DWS Alternative Asset Allocation VIP — Class B
	Years Ended December 31,
	2024	2023	2022	2021	2020
Selected Per Share Data
Net asset value, beginning of period	$12.72	$12.98	$15.11	$13.68	$13.34
Income (loss) from investment operations:
Net investment income[a]	.46	.42	.80	.93	.24
Net realized and unrealized gain (loss)	.20	.28	(1.90)	.75	.41
Total from investment operations	.66	.70	(1.10)	1.68	.65
Less distributions from:
Net investment income	(.43 )	(.84 )	(1.02)	(.25 )	(.31 )
Net realized gains	(.01 )	(.12 )	(.01 )	—	—
Total distributions	(.44 )	(.96 )	(1.03)	(.25 )	(.31 )
Net asset value, end of period	$12.94	$12.72	$12.98	$15.11	$13.68
Total Return (%)[b]	5.30	5.67	(7.74)	12.35 [c]	5.32 [c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	358	371	376	447	427
Ratio of expenses before expense reductions (%)[d,e]	.61	.61	.61	.61	.61
Ratio of expenses after expense reductions (%)[d,e]	.61	.61	.61	.60	.59
Ratio of net investment income (%)	3.60	3.35	5.81	6.37	1.94
Portfolio turnover rate (%)	25	0	12	19	18

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]
The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[e]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS Alternative Asset Allocation VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. The Fund is an underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies”). The Fund mainly invests in other affiliated DWS funds (i.e., mutual funds, exchange-traded funds and other pooled investment vehicles managed by DWS Investment Management Americas, Inc. or one of its affiliates, together the “Underlying DWS Funds”), non-affiliated exchange-traded funds (“Non-affiliated ETFs”), non-affiliated exchange-traded notes (“Non-affiliated ETNs”) and derivative investments. Non-affiliated ETFs, Non-affiliated ETNs and Underlying DWS Funds are collectively referred to as “Underlying Funds.” During the year ended December 31, 2024, the Fund primarily invested in Underlying DWS Funds and non-affiliated ETFs. Each Underlying DWS Fund’s accounting policies and investment holdings are outlined in the Underlying DWS Funds’ financial statements and are available upon request.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to annual rates of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Operating Segment. In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President and Chief Operating Officer, acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net asset (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and results of operations and significant segment expenses are listed on the accompanying Statement of Operations.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 9

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Investments in mutual funds are valued at the net asset value per share of each class of the Underlying DWS Funds and are categorized as Level 1.
ETFs and ETNs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. ETFs and ETNs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. ETFs and ETNs securities are generally categorized as Level 1.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Tax Information.  The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
At December 31, 2024, the Fund had net tax basis capital loss carryforwards of $1,441,849, including short-term losses ($996,796) and long-term losses ($445,053), which may be applied against realized net taxable capital gains indefinitely.
The Fund files tax returns with the Internal Revenue Service, the State of New York, and various other states. Each of the tax years in the four-year period ended December 31, 2024, remains subject to examination by taxing authorities.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and the realized tax character on distributions from certain securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2024, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$15,380,911
Capital loss carryforwards	$(1,441,849)
Net unrealized appreciation (depreciation) on investments	$(10,379,245)
At December 31, 2024, the aggregate cost of investments for federal income tax purposes was $424,970,440. The net unrealized depreciation for all investments based on tax cost was $10,379,245. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $27,358,807 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $37,738,052.

10 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2024	2023
Distributions from ordinary income*	$14,348,592	$27,187,079
Distributions from long-term capital gains	$210,387	$3,827,253

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend Income is recorded on the ex-dividend date. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.
B.
Purchases and Sales of Securities
During the year ended December 31, 2024, purchases and sales of affiliated Underlying Funds (excluding short-term investments) aggregated $33,614,035 and $8,522,700, respectively. Purchases and sales of Non-affiliated ETFs aggregated $107,388,681 and $87,745,823, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying Funds to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.
RREEF America L.L.C. (“RREEF”), an indirect, wholly owned subsidiary of DWS Group, acts as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, RREEF provides investment management services to the portions of the Fund’s portfolio allocated to direct investments in global real estate and global infrastructure securities. RREEF is paid by the Advisor for the services RREEF provides to the Fund. As of the date of this report, the Fund obtained its exposure to global real estate and global infrastructure securities indirectly through investments in other Underlying Funds.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
On assets invested in exchange-traded funds and mutual funds	.10%
On assets invested in all other assets not considered exchange-traded funds and mutual funds	1.00%
Accordingly, for the year ended December 31, 2024, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.10% of the Fund’s average daily net assets.
In addition, the Advisor will receive management fees from managing the Underlying DWS Funds in which the Fund invests.
The Fund does not invest in the Underlying DWS Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying DWS Fund’s outstanding shares. At December 31, 2024, the Fund held approximately 23% of DWS Emerging Markets Fixed Income Fund, 7% of DWS Enhanced Commodity Strategy Fund, 37% of DWS Floating Rate Fund,

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 11

21% of DWS Global Macro Fund, 8% of DWS RREEF Global Infrastructure Fund and 61% of Xtrackers RREEF Global Natural Resources ETF.
For the period from January 1, 2024 through September 30, 2024, the Advisor had contractually agreed to waive its fees and/or reimburse Fund expenses to the extent necessary to maintain the total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.02%
Class B	1.40%
Effective October 1, 2024 through September 30, 2025, the Advisor has contractually agreed to waive its fees and/or reimburse Fund expenses to the extent necessary to maintain the total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.05%
Class B	1.43%
The Fund indirectly bears its proportionate share of fees and expenses, including the management fee paid to DIMA or other investment advisor, incurred by the Underlying Funds in which it is invested.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2024, the Administration Fee was $412,197, of which $34,570 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2024, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2024
Class A	$290	$45
Class B	388	66
	$678	$111
Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of the average daily net assets of Class B shares. For the year ended December 31, 2024, the Distribution Service Fee aggregated $924,644, of which $76,950 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2024, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $1,683, of which $44 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and, prior to August 14, 2024, DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the

12 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund. DWS ESG Liquidity Fund liquidated on August 14, 2024.
D.
Ownership of the Fund
At December 31, 2024, two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 76% and 18%, respectively. Two Participating Insurance Companies were the owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 82% and 10%, respectively.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 13

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Alternative Asset Allocation VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Alternative Asset Allocation VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II (the “Trust”)), including the investment portfolio, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 13, 2025

14 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Tax Information (Unaudited)
The Fund paid distributions of $0.01 per share from net long-term capital gains during its year ended December 31, 2024.
For corporate shareholders, 88% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2024, qualified for the dividends received deduction.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 15

Shareholders Meeting Results(Unaudited)
A Special Meeting of Shareholders of DWS Alternative Asset Allocation VIP was held on November 21, 2024. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):
1.
Election of Board Members.
	Number of Votes:
Trustee	For	Withheld	Broker Non-Votes*
Jennifer S. Conrad	136,411,841.820	12,946,036.978	0.000
Mary Schmid Daugherty	136,798,233.474	12,559,645.324	0.000
Keith R. Fox	132,886,311.854	16,471,566.944	0.000
Chad D. Perry	132,345,030.721	17,012,848.077	0.000
Rebecca W. Rimel	137,365,918.377	11,991,960.421	0.000
Catherine Schrand	136,726,342.779	12,631,536.019	0.000
Proposal 1 reflects trust-wide proposal and voting results. Each Board member was elected at the Special Shareholder Meeting.
While not submitted to shareholders for election at the Special Meeting of Shareholders, Dawn-Marie Driscoll, Richard J. Herring and William N. Searcy, Jr. each continued to serve as Board members until their retirements on December 31, 2024.
*
Broker non-votes are proxies received from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote in a particular matter.

16 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Alternative Asset Allocation VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and RREEF America L.L.C. (“RREEF”), an affiliate of DIMA, in September 2024.
In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel, including materials containing information on the Fund’s performance, fees and expenses, profitability, economies of scale and fall-out benefits.
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters.
—
In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement, and certain other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisors, including RREEF. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2023, the Fund’s performance (Class A shares) was in the 2nd quartile, 1st quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 17

performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2023.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2023). With respect to any sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2023, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees, but inclusive of acquired fund fees and expenses) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time

18 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above and individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present.
VS2AAA-BFE2024

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 19

VS2AAA-NCSRA

December 31, 2024
Annual Financial Statements and Other Information
Deutsche DWS Variable Series II
DWS CROCI® U.S. VIP

Contents
3	Investment Portfolio
6	Statement of Assets and Liabilities
6	Statement of Operations
7	Statements of Changes in Net Assets
8	Financial Highlights
9	Notes to Financial Statements
14	Report of Independent Registered Public Accounting Firm
15	Tax Information
16	Shareholder Meeting Results
17	Advisory Agreement Board Considerations and Fee Evaluation
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

2 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Investment Portfolioas of December 31, 2024

	Shares	Value ($)
Common Stocks 99.3%
Communication Services 15.3%
Interactive Media & Services 9.8%
Alphabet, Inc. "A"	38,921	7,367,744
Meta Platforms, Inc. "A"	10,655	6,238,609
		13,606,353
Media 4.8%
Fox Corp. "A"	128,759	6,255,112
Interpublic Group of Companies, Inc.	13,136	368,071
		6,623,183
Wireless Telecommunication Services 0.7%
T-Mobile U.S., Inc.	4,102	905,435
Consumer Discretionary 6.8%
Automobiles 0.4%
General Motors Co.	10,413	554,700
Hotels, Restaurants & Leisure 2.7%
Boyd Gaming Corp.	33,666	2,442,132
Expedia Group, Inc.*	2,046	381,231
Royal Caribbean Cruises Ltd.	3,646	841,096
		3,664,459
Household Durables 1.9%
D.R. Horton, Inc.	18,842	2,634,488
Specialty Retail 1.3%
AutoNation, Inc.*	5,006	850,219
Lowe's Companies, Inc.	2,834	699,431
Signet Jewelers Ltd.	3,693	298,062
		1,847,712
Textiles, Apparel & Luxury Goods 0.5%
Tapestry, Inc.	10,317	674,010
Consumer Staples 4.9%
Beverages 1.3%
Coca-Cola Co.	6,469	402,760
Constellation Brands, Inc. "A"	2,616	578,136
Molson Coors Beverage Co. "B"	13,776	789,640
		1,770,536
Consumer Staples Distribution & Retail 0.6%
Target Corp.	6,737	910,708
Food Products 1.2%
Conagra Brands, Inc.	17,378	482,240
Kraft Heinz Co.	36,654	1,125,644
		1,607,884
Tobacco 1.8%
Altria Group, Inc.	31,515	1,647,920
Philip Morris International, Inc.	7,101	854,605
		2,502,525
	Shares	Value ($)
Energy 2.1%
Oil, Gas & Consumable Fuels 2.1%
EOG Resources, Inc.	6,159	754,970
Exxon Mobil Corp.	3,148	338,630
Marathon Petroleum Corp.	5,586	779,247
ONEOK, Inc.	11,149	1,119,360
		2,992,207
Financials 13.4%
Banks 6.1%
Bank of America Corp.	40,355	1,773,602
JPMorgan Chase & Co.	22,388	5,366,628
Wells Fargo & Co.	17,841	1,253,152
		8,393,382
Capital Markets 3.4%
Bank of New York Mellon Corp.	31,716	2,436,740
State Street Corp.	23,508	2,307,310
		4,744,050
Consumer Finance 3.6%
Discover Financial Services	10,013	1,734,552
Synchrony Financial	49,138	3,193,970
		4,928,522
Financial Services 0.3%
Fiserv, Inc.*	2,187	449,254
Health Care 22.3%
Biotechnology 6.6%
AbbVie, Inc.	4,612	819,552
Amgen, Inc.	2,392	623,451
Gilead Sciences, Inc.	38,555	3,561,325
Regeneron Pharmaceuticals, Inc.*	4,194	2,987,512
Vertex Pharmaceuticals, Inc.*	2,882	1,160,582
		9,152,422
Health Care Equipment & Supplies 3.8%
Edwards Lifesciences Corp.*	16,661	1,233,414
GE HealthCare Technologies, Inc.	6,328	494,723
Hologic, Inc.*	14,276	1,029,157
Medtronic PLC	23,739	1,896,271
Teleflex, Inc.	3,547	631,295
		5,284,860
Health Care Providers & Services 0.9%
HCA Healthcare, Inc.	2,058	617,709
Tenet Healthcare Corp.*	5,196	655,891
		1,273,600
Pharmaceuticals 11.0%
Bristol-Myers Squibb Co.	36,592	2,069,643
Johnson & Johnson	33,948	4,909,560
Merck & Co., Inc.	59,279	5,897,075
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 3

	Shares	Value ($)
Pfizer, Inc.	27,994	742,681
Viatris, Inc.	130,240	1,621,488
		15,240,447
Industrials 8.8%
Aerospace & Defense 0.3%
Lockheed Martin Corp.	681	330,925
Electrical Equipment 0.6%
Emerson Electric Co.	6,966	863,296
Machinery 5.4%
Caterpillar, Inc.	5,717	2,073,899
Cummins, Inc.	3,264	1,137,831
PACCAR, Inc.	41,213	4,286,976
		7,498,706
Professional Services 2.0%
Leidos Holdings, Inc.	9,778	1,408,619
SS&C Technologies Holdings, Inc.	18,331	1,389,123
		2,797,742
Trading Companies & Distributors 0.5%
Ferguson Enterprises, Inc.	4,265	740,276
Information Technology 24.8%
Communications Equipment 1.2%
Cisco Systems, Inc.	28,216	1,670,387
Electronic Equipment, Instruments & Components 0.3%
Jabil, Inc.	2,739	394,142
IT Services 3.3%
Accenture PLC "A"	2,483	873,495
Cognizant Technology Solutions Corp. "A"	47,209	3,630,372
		4,503,867
Semiconductors & Semiconductor Equipment 12.1%
Advanced Micro Devices, Inc.*	5,379	649,729
Applied Materials, Inc.	20,641	3,356,846
	Shares	Value ($)
Broadcom, Inc.	16,021	3,714,309
KLA Corp.	1,796	1,131,695
Lam Research Corp.	12,611	910,893
NXP Semiconductors NV	9,534	1,981,642
ON Semiconductor Corp.*	18,439	1,162,579
QUALCOMM, Inc.	25,424	3,905,635
		16,813,328
Software 0.8%
Gen Digital, Inc.	19,258	527,284
Salesforce, Inc.	1,844	616,504
		1,143,788
Technology Hardware, Storage & Peripherals 7.1%
Apple, Inc.	28,803	7,212,847
Dell Technologies, Inc. "C"	5,655	651,682
Hewlett Packard Enterprise Co.	91,519	1,953,931
		9,818,460
Materials 0.9%
Construction Materials 0.9%
CRH PLC	13,106	1,212,567
Total Common Stocks (Cost $111,199,127)		137,548,221
Cash Equivalents 0.7%
DWS Central Cash Management Government Fund, 4.52% (a) (Cost $890,296)	890,296	890,296

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $112,089,423)	100.0	138,438,517
Other Assets and Liabilities, Net	0.0	30,737
Net Assets	100.0	138,469,254
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2024 are as follows:
Value ($) at 12/31/2023	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2024	Value ($) at 12/31/2024
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.39% (a) (b)
—	0 (c)	—	—	—	8,367	—	—	—
Cash Equivalents 0.7%
DWS Central Cash Management Government Fund, 4.52% (a)
748,795	14,802,739	14,661,238	—	—	38,975	—	890,296	890,296
748,795	14,802,739	14,661,238	—	—	47,342	—	890,296	890,296

*	Non-income producing security.
(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
The accompanying notes are an integral part of the financial statements.

4 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

(b)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(c)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2024.
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2024 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$137,548,221	$—	$—	$137,548,221
Short-Term Investments	890,296	—	—	890,296
Total	$138,438,517	$—	$—	$138,438,517

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 5

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2024

Assets
Investments in non-affiliated securities, at value (cost $111,199,127)	$137,548,221
Investment in DWS Central Cash Management Government Fund (cost $890,296)	890,296
Receivable for Fund shares sold	540
Dividends receivable	265,621
Other assets	3,055
Total assets	138,707,733
Liabilities
Payable for Fund shares redeemed	79,264
Accrued management fee	68,382
Accrued Trustees' fees	2,856
Other accrued expenses and payables	87,977
Total liabilities	238,479
Net assets, at value	$138,469,254
Net Assets Consist of
Distributable earnings (loss)	39,590,029
Paid-in capital	98,879,225
Net assets, at value	$138,469,254
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($138,469,254 ÷ 7,658,923 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$18.08
for the year ended December 31, 2024

Investment Income
Income:
Dividends (net of foreign taxes withheld of $5,427)	$2,734,647
Income distributions — DWS Central Cash Management Government Fund	38,975
Affiliated securities lending income	8,367
Total income	2,781,989
Expenses:
Management fee	837,564
Administration fee	135,406
Services to shareholders	995
Record keeping fee (Class B)	1,331 *
Distribution service fee (Class B)	3,471 *
Custodian fee	4,792
Professional fees	63,849
Reports to shareholders	25,893
Trustees' fees and expenses	7,804
Other	12,561
Total expenses before expense reductions	1,093,666
Expense reductions	(135,203)
Total expenses after expense reductions	958,463
Net investment income	1,823,526
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	14,407,398
Change in net unrealized appreciation (depreciation) on investments	6,444,825
Net gain (loss)	20,852,223
Net increase (decrease) in net assets resulting from operations	$22,675,749

*	For the period from January 1, 2024 to June 17, 2024 (Class B liquidation date).
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2024*	2023
Operations:
Net investment income	$1,823,526	$2,101,022
Net realized gain (loss)	14,407,398	(1,384,818)
Change in net unrealized appreciation (depreciation)	6,444,825	23,072,209
Net increase (decrease) in net assets resulting from operations	22,675,749	23,788,413
Distributions to shareholders:
Class A	(2,052,433)	(2,083,297)
Class B	(30,147)	(36,527)
Total distributions	(2,082,580)	(2,119,824)
Fund share transactions:
Class A
Proceeds from shares sold	1,106,437	1,654,934
Reinvestment of distributions	2,052,433	2,083,297
Payments for shares redeemed	(15,998,911)	(10,456,836)
Net increase (decrease) in net assets from Class A share transactions	(12,840,041)	(6,718,605)
Class B
Proceeds from shares sold	911,815	52,175
Reinvestment of distributions	30,147	36,527
Payments for shares redeemed	(3,833,035)	(363,486)
Net increase (decrease) in net assets from Class B share transactions	(2,891,073)	(274,784)
Increase (decrease) in net assets	4,862,055	14,675,200
Net assets at beginning of period	133,607,199	118,931,999
Net assets at end of period	$138,469,254	$133,607,199

Other Information
Class A
Shares outstanding at beginning of period	8,399,063	8,866,757
Shares sold	64,796	117,364
Shares issued to shareholders in reinvestment of distributions	125,685	154,777
Shares redeemed	(930,621)	(739,835)
Net increase (decrease) in Class A shares	(740,140)	(467,694)
Shares outstanding at end of period	7,658,923	8,399,063
Class B
Shares outstanding at beginning of period	168,337	186,623
Shares sold	57,200	3,815
Shares issued to shareholders in reinvestment of distributions	1,835	2,698
Shares redeemed	(227,372)	(24,799)
Net increase (decrease) in Class B shares	(168,337)	(18,286)
Shares outstanding at end of period	—	168,337

*	Includes Class B for the period from January 1, 2024 to June 17, 2024 (Class B liquidation date).
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 7

Financial Highlights
DWS CROCI® U.S. VIP — Class A
	Years Ended December 31,
	2024	2023	2022	2021	2020
Selected Per Share Data
Net asset value, beginning of period	$15.59	$13.14	$16.05	$12.92	$16.12
Income (loss) from investment operations:
Net investment income[a]	.22	.24	.23	.24	.28
Net realized and unrealized gain (loss)	2.52	2.45	(2.68)	3.17	(2.47)
Total from investment operations	2.74	2.69	(2.45)	3.41	(2.19)
Less distributions from:
Net investment income	(.25 )	(.24 )	(.25 )	(.28 )	(.31 )
Net realized gains	—	—	(.21 )	—	(.70 )
Total distributions	(.25 )	(.24 )	(.46 )	(.28 )	(1.01)
Net asset value, end of period	$18.08	$15.59	$13.14	$16.05	$12.92
Total Return (%)[b]	17.76	20.76	(15.40)	26.69	(12.16)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	138	131	116	149	130
Ratio of expenses before expense reductions (%)[c]	.78	.79	.79	.78	.84
Ratio of expenses after expense reductions (%)[c]	.68	.68	.65	.71	.69
Ratio of net investment income (%)	1.31	1.69	1.66	1.62	2.28
Portfolio turnover rate (%)	60	60	60	99	122

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS CROCI® U.S. VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. The Fund is an underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies”).
Multiple Classes of Shares of Beneficial Interest. Prior to June 17, 2024, the Fund offered two classes of shares (Class A shares and Class B shares). Upon the recommendation of DWS Investment Management Americas, Inc. (the “Advisor”), the Fund’s Board of Trustees approved the liquidation and termination of Class B shares, effective June 17, 2024. Class B shares were subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to annual rates of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Fund’s Class B shares. Class A shares, which continue to be offered by the Fund, are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Operating Segment. In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President and Chief Operating Officer, acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net asset (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and results of operations and significant segment expenses are listed on the accompanying Statement of Operations.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 9

assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Prior to September 9, 2024, Deutsche Bank AG, served as securities lending agent for the Fund. Effective September 9, 2024, National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2024, the Fund invested the cash collateral, if any, into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.13% annualized effective rate as of December 31, 2024) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral

10 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2024, the Fund had no securities on loan.
Tax Information.  The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
The Fund files tax returns with the Internal Revenue Service, the State of New York, and various other states. Each of the tax years in the four-year period ended December 31, 2024, remains subject to examination by taxing authorities.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2024, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$3,118,318
Undistributed long-term capital gains	$10,428,151
Net unrealized appreciation (depreciation) on investments	$26,043,560
At December 31, 2024, the aggregate cost of investments for federal income tax purposes was $112,394,957. The net unrealized appreciation for all investments based on tax cost was $26,043,560. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $28,976,031 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $2,932,471.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2024	2023
Distributions from ordinary income*	$2,082,580	$2,119,824

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 11

B.
Purchases and Sales of Securities
During the year ended December 31, 2024, purchases and sales of investment securities (excluding short-term investments) aggregated $83,218,184 and $99,083,926, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund’s average daily net assets	.600%
Next $750 million of such net assets	.575%
Next $1.5 billion of such net assets	.550%
Next $2.5 billion of such net assets	.525%
Next $2.5 billion of such net assets	.500%
Next $2.5 billion of such net assets	.475%
Next $2.5 billion of such net assets	.450%
Over $12.5 billion of such net assets	.425%
Accordingly, for the year ended December 31, 2024, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.60% of the Fund’s average daily net assets.
For the period from January 1, 2024 through April 30, 2025 (through June 17, 2024 (Class B liquidation date) for Class B shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.68%
Class B	1.00%
For the year ended December 31, 2024 (through June 17, 2024 (Class B liquidation date) for Class B shares), fees waived and/or expenses reimbursed for each class are as follows:
Class A	$133,246
Class B	1,957
$135,203
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2024, the Administration Fee was $135,406, of which $11,640 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2024 (through

12 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

June 17, 2024 (Class B liquidation date) for Class B shares), the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2024
Class A	$529	$89
Class B	167	—
	$696	$89
Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of average daily net assets of Class B shares. For the period from January 1, 2024 through June 17, 2024 (Class B liquidation date), the Distribution Service Fee aggregated $3,471, all of which is paid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2024, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $770, of which $294 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund, an affiliated money market fund which is managed by the Advisor. DWS Central Cash Management Government Fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest and seeks to maintain a stable net asset value. The Fund indirectly bears its proportionate share of the expenses of its investment in DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.
Affiliated Securities Lending Agent Fees. Prior to September 9, 2024, Deutsche Bank AG, served as securities lending agent for the Fund. For the year ended December 31, 2024, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $630.
D.
Ownership of the Fund
At December 31, 2024, one Participating Insurance Company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 94%.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $345 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2024.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 13

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS CROCI® U.S. VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS CROCI® U.S. VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II (the “Trust”)), including the investment portfolio, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 13, 2025

14 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Tax Information (Unaudited)
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $11,471,000 as capital gain dividends for its year ended December 31, 2024.
For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2024, qualified for the dividends received deduction.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 15

Shareholders Meeting Results(Unaudited)
A Special Meeting of Shareholders of DWS CROCI® U.S. VIP was held on November 21, 2024. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):
1.
Election of Board Members.

	Number of Votes:
Trustee	For	Withheld	Broker Non-Votes*
Jennifer S. Conrad	136,411,841.820	12,946,036.978	0.000
Mary Schmid Daugherty	136,798,233.474	12,559,645.324	0.000
Keith R. Fox	132,886,311.854	16,471,566.944	0.000
Chad D. Perry	132,345,030.721	17,012,848.077	0.000
Rebecca W. Rimel	137,365,918.377	11,991,960.421	0.000
Catherine Schrand	136,726,342.779	12,631,536.019	0.000
Proposal 1 reflects trust-wide proposal and voting results. Each Board member was elected at the Special Shareholder Meeting.
While not submitted to shareholders for election at the Special Meeting of Shareholders, Dawn-Marie Driscoll, Richard J. Herring and William N. Searcy, Jr. each continued to serve as Board members until their retirements on December 31, 2024.
*
Broker non-votes are proxies received from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote in a particular matter.

16 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS CROCI® U.S. VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2024.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel, including materials containing information on the Fund’s performance, fees and expenses, profitability, economies of scale and fall-out benefits.
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement, and certain other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2023, the Fund’s performance (Class A shares) was in the 1st quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2023.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 17

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2023). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2023, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board noted that DIMA pays a licensing fee to an affiliate related to the Fund’s use of the CROCI® strategy. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above and individual Independent Trustees may

18 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present.
VS2CUS-BFE2024

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 19

VS2CUS-NCSRA

December 31, 2024
Annual Financial Statements and Other Information
Deutsche DWS Variable Series II
DWS Government Money Market VIP

Contents
3	Investment Portfolio
6	Statement of Assets and Liabilities
6	Statement of Operations
7	Statements of Changes in Net Assets
8	Financial Highlights
9	Notes to Financial Statements
13	Report of Independent Registered Public Accounting Firm
14	Tax Information
15	Shareholder Meeting Results
16	Advisory Agreement Board Considerations and Fee Evaluation
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

2 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Investment Portfolioas of December 31, 2024

	Principal Amount ($)	Value ($)
Government & Agency Obligations 43.9%
U.S. Government Sponsored Agencies 10.0%
Federal Farm Credit Banks:
SOFR + 0.135%, 4.505% (a), 6/3/2025	500,000	500,000
SOFR + 0.14%, 4.51% (a), 8/26/2026	500,000	500,000
SOFR + 0.145%, 4.515% (a), 7/25/2025	500,000	500,000
Federal Farm Credit Discount Notes, 5.049% (b), 1/7/2025	500,000	499,585
Federal Home Loan Bank Discount Notes:
4.593% (b), 1/10/2025	325,000	324,632
4.613% (b), 1/10/2025	1,500,000	1,498,294
Federal Home Loan Banks:
SOFR + 0.125%, 4.495% (a), 2/24/2025	2,000,000	2,000,000
SOFR + 0.17%, 4.54% (a), 8/20/2026	675,000	675,000
SOFR + 0.185%, 4.555% (a), 11/4/2026	3,000,000	3,000,000
SOFR + 0.19%, 4.56% (a), 10/29/2026	1,000,000	1,000,000
Federal Home Loan Mortgage Corp.:
SOFR + 0.1%, 4.47% (a), 2/9/2026	1,500,000	1,500,000
SOFR + 0.14%, 4.51% (a), 9/4/2026	300,000	300,000
Federal Home Loan Mortgage Corp. Discount Notes, 4.583% (b), 1/15/2025	425,000	424,253
Federal National Mortgage Association:
SOFR + 0.1%, 4.47% (a), 6/18/2026	750,000	750,000
SOFR + 0.135%, 4.505% (a), 8/21/2026	1,250,000	1,250,000
SOFR + 0.14%, 4.51% (a), 9/11/2026	2,125,000	2,125,000
SOFR + 0.14%, 4.51% (a), 10/23/2026	500,000	500,000
SOFR + 0.14%, 4.51% (a), 11/20/2026	3,000,000	3,000,000
SOFR + 0.14%, 4.51% (a), 12/11/2026	1,000,000	1,000,000
		21,346,764
U.S. Treasury Obligations 33.9%
U.S. Treasury Bills:
4.066% (b), 7/10/2025	1,000,000	978,836
4.157% (b), 10/30/2025	500,000	482,801
4.279% (b), 4/17/2025	1,750,000	1,728,255
4.28% (b), 10/2/2025	1,000,000	967,870
	Principal Amount ($)	Value ($)
4.322% (b), 2/11/2025	3,250,000	3,233,566
4.326% (b), 4/8/2025	2,250,000	2,224,134
4.33% (b), 5/8/2025	4,250,000	4,185,965
4.356% (b), 4/10/2025	4,500,000	4,446,837
4.357% (b), 3/13/2025	2,250,000	2,230,930
4.428% (b), 3/4/2025	4,250,000	4,218,032
4.502% (b), 2/11/2025	3,250,000	3,234,221
4.583% (b), 3/6/2025	4,250,000	4,215,849
4.589% (b), 1/9/2025	3,250,000	3,246,731
4.591% (b), 1/16/2025	3,750,000	3,742,925
4.645% (b), 3/6/2025	1,750,000	1,735,746
4.736% (b), 2/6/2025	5,000,000	4,976,645
4.776% (b), 2/20/2025	4,000,000	3,973,830
4.814% (b), 3/20/2025	200,000	197,942
4.835% (b), 3/20/2025	300,000	296,900
4.951% (b), 4/17/2025	500,000	492,811
5.014% (b), 2/20/2025	1,000,000	993,131
5.11% (b), 1/9/2025	3,000,000	2,996,640
U.S. Treasury Floating Rate Notes:
3-month U.S. Treasury Bill Money Market Yield + 0.125%, 4.401% (a), 7/31/2025	4,000,000	3,999,071
3-month U.S. Treasury Bill Money Market Yield + 0.169%, 4.445% (a), 4/30/2025	5,000,000	4,999,902
3-month U.S. Treasury Bill Money Market Yield + 0.17%, 4.446% (a), 10/31/2025	4,000,000	3,998,984
3-month U.S. Treasury Bill Money Market Yield + 0.2%, 4.476% (a), 1/31/2025	5,000,000	5,000,587
		72,799,141
Total Government & Agency Obligations (Cost $94,145,905)		94,145,905
Repurchase Agreements 56.1%
Citigroup Global Markets, Inc., 4.44%, dated 12/31/2024, to be repurchased at $17,504,317 on 1/2/2025 (c)	17,500,000	17,500,000
JPMorgan Securities, Inc., 4.46%, dated 12/31/2024, to be repurchased at $9,302,304 on 1/2/2025 (d)	9,300,000	9,300,000
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 3

	Principal Amount ($)	Value ($)
Royal Bank of Canada:
4.45%, dated 12/31/2024, to be repurchased at $11,102,744 on 1/2/2025 (e)	11,100,000	11,100,000
4.46%, dated 12/31/2024, to be repurchased at $40,610,060 on 1/2/2025 (f)	40,600,000	40,600,000
Wells Fargo Bank:
4.45%, dated 12/31/2024, to be repurchased at $19,804,895 on 1/2/2025 (g)	19,800,000	19,800,000
4.46%, dated 12/31/2024, to be repurchased at $22,105,476 on 1/2/2025 (h)	22,100,000	22,100,000
Total Repurchase Agreements (Cost $120,400,000)		120,400,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $214,545,905)	100.0	214,545,905
Other Assets and Liabilities, Net	(0.0)	(44,377)
Net Assets	100.0	214,501,528

(a)	Floating rate security. These securities are shown at their current rate as of December 31, 2024.
(b)	Annualized yield at time of purchase; not a coupon rate.
(c)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
19,032,500	U.S. Treasury Notes	2.75	5/31/2029	17,850,088

(d)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
9,679,461	Federal Home Loan Mortgage Corporation	4.0	7/1/2044	9,188,309
351,967	Federal National Mortgage Association	2.0–2.5	2/1/2038–12/1/2040	297,691
Total Collateral Value				9,486,000

(e)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
600	U.S. Treasury Bonds	1.875–3.0	2/15/2041–2/15/2049	435
6,780,900	U.S. Treasury Notes	0.375–4.875	12/31/2025–2/28/2031	6,283,016
15,511,277	U.S. Treasury Strips	Zero Coupon	5/15/2029–8/15/2050	4,882,063
130,500	U.S. Treasury Inflation Index Bonds	0.75	2/15/2045	127,080
26,200	U.S. Treasury Inflation Index Notes	0.375–2.125	7/15/2027–7/15/2032	32,205
Total Collateral Value				11,324,799

(f)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
1,963,627	Federal Home Loan Mortgage Corporation	3.0–7.0	3/1/2042–8/1/2054	1,712,027
1,309,534	Federal National Mortgage Association	2.0–6.5	6/1/2045–12/1/2053	1,290,580
39,683,112	Government National Mortgage Association	2.0–6.5	12/20/2045–10/20/2054	38,419,654
Total Collateral Value				41,422,261
The accompanying notes are an integral part of the financial statements.

4 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

(g)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
23,993,199	U.S. Treasury Bonds	1.125–6.875	8/15/2025–5/15/2054	19,172,306
3,591	U.S. Treasury Notes	4.5	4/15/2027	3,643
923,885	U.S. Treasury Inflation Index Notes	0.125–2.125	1/15/2029–7/15/2034	1,020,053
Total Collateral Value				20,196,002

(h)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
23,172,903	Federal Home Loan Mortgage Corporation	1.5–7.5	5/1/2028–1/1/2055	22,470,736
67,909	Government National Mortgage Association	6.5	7/20/2054	71,264
Total Collateral Value				22,542,000

SOFR: Secured Overnight Financing Rate
STRIPS: Separate Trading of Registered Interest and Principal Securities
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.
The following is a summary of the inputs used as of December 31, 2024 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Investments in Securities (a)	$—	$94,145,905	$—	$94,145,905
Repurchase Agreements	—	120,400,000	—	120,400,000
Total	$—	$214,545,905	$—	$214,545,905

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 5

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2024

Assets
Investments in securities, valued at amortized cost	$94,145,905
Repurchase agreements, valued at amortized cost	120,400,000
Cash	78,648
Receivable for Fund shares sold	169,889
Interest receivable	258,808
Other assets	4,102
Total assets	215,057,352
Liabilities
Payable for Fund shares redeemed	46,261
Distributions payable	369,178
Accrued management fee	42,644
Accrued Trustees' fees	2,379
Other accrued expenses and payables	95,362
Total liabilities	555,824
Net assets, at value	$214,501,528
Net Assets Consist of
Distributable earnings (loss)	30,517
Paid-in capital	214,471,011
Net assets, at value	$214,501,528
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($214,501,528 ÷ 214,535,991 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
for the year ended December 31, 2024

Investment Income
Income:
Interest	$10,781,523
Expenses:
Management fee	487,020
Administration fee	201,025
Services to shareholders	3,116
Custodian fee	11,679
Professional fees	45,964
Reports to shareholders	40,758
Registration fees	8,288
Trustees' fees and expenses	9,802
Other	21,650
Total expenses	829,302
Net investment income	9,952,221
Net realized gain (loss) from investments	21,770
Net increase (decrease) in net assets resulting from operations	$9,973,991
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2024	2023
Operations:
Net investment income	$9,952,221	$9,711,504
Net realized gain (loss)	21,770	2,426
Net increase (decrease) in net assets resulting from operations	9,973,991	9,713,930
Distributions to shareholders:
Class A	(9,952,265)	(9,711,503)
Fund share transactions:
Class A
Proceeds from shares sold	138,287,449	193,367,672
Reinvestment of distributions	9,999,653	9,448,141
Payments for shares redeemed	(219,672,004)	(103,500,306)
Net increase (decrease) in net assets from Class A share transactions	(71,384,902)	99,315,507
Increase (decrease) in net assets	(71,363,176)	99,317,934
Net assets at beginning of period	285,864,704	186,546,770
Net assets at end of period	$214,501,528	$285,864,704

Other Information
Class A
Shares outstanding at beginning of period	285,920,893	186,606,016
Shares sold	138,287,449	193,367,042
Shares issued to shareholders in reinvestment of distributions	9,999,653	9,448,141
Shares redeemed	(219,672,004)	(103,500,306)
Net increase (decrease) in Class A shares	(71,384,902)	99,314,877
Shares outstanding at end of period	214,535,991	285,920,893
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 7

Financial Highlights
DWS Government Money Market VIP — Class A
	Years Ended December 31,
	2024	2023	2022	2021	2020
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income	.048	.047	.013	.000 *	.002
Net realized gain (loss)	.000 *	.000 *	(.000 )*	(.000 )*	.000 *
Total from investment operations	.048	.047	.013	.000 *	.002
Less distributions from:
Net investment income	(.048 )	(.047 )	(.013 )	(.000 )*	(.002 )
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)	4.92	4.75	1.29 [a]	.01 [a]	.24 [a]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	215	286	187	197	153
Ratio of expenses before expense reductions (%)[b]	.40	.39	.40	.42	.42
Ratio of expenses after expense reductions (%)[b]	.40	.39	.32	.06	.23
Ratio of net investment income (%)	4.80	4.70	1.25	.01	.20

[a]	Total return would have been lower had certain expenses not been reduced.
[b]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Amount is less than $.0005.
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS Government Money Market VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. The Fund is an underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies”).
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Operating Segment. In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President and Chief Operating Officer, acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net asset (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and results of operations and significant segment expenses are listed on the accompanying Statement of Operations.
Security Valuation. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/ amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank or another designated sub-custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 9

as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund’s claim on the collateral may be subject to legal proceedings.
As of December 31, 2024, the Fund held repurchase agreements with a gross value of $120,400,000. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Fund’s Investment Portfolio.
Tax Information.  The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
The Fund files tax returns with the Internal Revenue Service, the State of New York, and various other states. Each of the tax years in the four-year period ended December 31, 2024, remains subject to examination by taxing authorities.
Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.
At December 31, 2024, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income	$30,517
At December 31, 2024, the Fund had an aggregate cost of investments for federal income tax purposes of $214,545,905.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2024	2023
Distributions from ordinary income	$9,952,265	$9,711,503
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.
B.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

10 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund’s average daily net assets	.235%
Next $500 million of such net assets	.220%
Next $1.0 billion of such net assets	.205%
Over $2.0 billion of such net assets	.190%
Accordingly, for the year ended December 31, 2024, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.235% of the Fund’s average daily net assets.
For the period from January 1, 2024 through September 30, 2025, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.51%.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2024, the Administration Fee was $201,025, of which $17,602 is unpaid.
Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2024, the amounts charged to the Fund by DSC aggregated $2,575, of which $436 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2024, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $770, of which $373 is unpaid.
Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
C.
Ownership of the Fund
At December 31, 2024, one Participating Insurance Company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 67%.
D.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $345 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2024.
E.
Money Market Fund Investments and Yield
Rising interest rates could cause the value of the Fund’s investments — and therefore its share price as well — to decline. A rising interest rate environment may cause investors to move out of fixed-income securities and related markets on a large scale, which could adversely affect the price and liquidity of such securities and could also result in increased redemptions from the Fund. Increased redemptions from the Fund may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses. A sharp rise in interest rates could cause the value of the Fund's investments to decline and impair

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 11

the Fund's ability to maintain a stable $1.00 share price. Conversely, any decline in interest rates is likely to cause the Fund’s yield to decline, and during periods of unusually low or negative interest rates, the Fund’s yield may approach or fall below zero. A low or negative interest rate environment may prevent the Fund from providing a positive yield or paying Fund expenses out of current income and, at times, could impair the Fund’s ability to maintain a stable $1.00 share price. Over time, the total return of a money market fund may not keep pace with inflation, which could result in a net loss of purchasing power for long-term investors. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors.  Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates.  Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and potential illiquidity and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Money market funds try to minimize interest rate risk by purchasing short-term securities. If there is an insufficient supply of U.S. government securities to meet investor demand, it could result in lower yields on such securities and increase interest rate risk for the Fund.

12 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Government Money Market VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Government Money Market VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II (the “Trust”)), including the investment portfolio, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 13, 2025

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 13

Tax Information (Unaudited)
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

14 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Shareholders Meeting Results(Unaudited)
A Special Meeting of Shareholders of DWS Government Money Market VIP was held on November 21, 2024. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):
1.
Election of Board Members.
	Number of Votes:
Trustee	For	Withheld	Broker Non-Votes*
Jennifer S. Conrad	136,411,841.820	12,946,036.978	0.000
Mary Schmid Daugherty	136,798,233.474	12,559,645.324	0.000
Keith R. Fox	132,886,311.854	16,471,566.944	0.000
Chad D. Perry	132,345,030.721	17,012,848.077	0.000
Rebecca W. Rimel	137,365,918.377	11,991,960.421	0.000
Catherine Schrand	136,726,342.779	12,631,536.019	0.000
Proposal 1 reflects trust-wide proposal and voting results. Each Board member was elected at the Special Shareholder Meeting.
While not submitted to shareholders for election at the Special Meeting of Shareholders, Dawn-Marie Driscoll, Richard J. Herring and William N. Searcy, Jr. each continued to serve as Board members until their retirements on December 31, 2024.
*
Broker non-votes are proxies received from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote in a particular matter.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 15

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Government Money Market VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2024.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel, including materials containing information on the Fund’s performance, fees and expenses, profitability, economies of scale and fall-out benefits.
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement, and certain other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled using information supplied by iMoneyNet, an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one- and three-year periods ended December 31, 2023, the Fund’s gross performance (Class A shares) was in the 2nd quartile and 3rd quartile, respectively, of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions,

16 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Inc. (“Broadridge”) regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2023). Based on Broadridge data provided as of December 31, 2023, the Board noted that the Fund’s Class A shares total operating expenses were higher than the median (4th quartile) of the applicable Broadridge expense universe (less any applicable 12b-1 fees). The Board noted the expense limitation agreed to by DIMA. The Board also noted the voluntary fee waivers implemented by DIMA from time to time in recent years to ensure the Fund maintained a positive yield. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel; and (iii) ongoing efforts to enhance the compliance program.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 17

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above and individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present.
VS2GMM-BFE2024

18 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

VS2GMM-NCSRA

December 31, 2024
Annual Financial Statements and Other Information
Deutsche DWS Variable Series II
DWS Small Mid Cap Growth VIP

Contents
3	Investment Portfolio
7	Statement of Assets and Liabilities
7	Statement of Operations
8	Statements of Changes in Net Assets
9	Financial Highlights
10	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Tax Information
17	Shareholder Meeting Results
18	Advisory Agreement Board Considerations and Fee Evaluation
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

2 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Investment Portfolioas of December 31, 2024

	Shares	Value ($)
Common Stocks 97.9%
Communication Services 0.8%
Entertainment 0.8%
Take-Two Interactive Software, Inc.*	2,174	400,190
Consumer Discretionary 9.9%
Automobile Components 0.6%
Gentherm, Inc.*	7,364	294,008
Diversified Consumer Services 0.8%
Bright Horizons Family Solutions, Inc.*	3,398	376,668
Hotels, Restaurants & Leisure 1.0%
Hilton Grand Vacations, Inc.*	12,491	486,524
Household Durables 3.0%
Helen of Troy Ltd.*	1,963	117,446
LGI Homes, Inc.*	3,089	276,157
TopBuild Corp.*	3,473	1,081,284
		1,474,887
Leisure Products 1.2%
YETI Holdings, Inc.*	15,522	597,752
Specialty Retail 3.3%
Burlington Stores, Inc.*	2,883	821,828
Camping World Holdings, Inc. "A"	21,507	453,368
Valvoline, Inc.*	9,900	358,182
		1,633,378
Consumer Staples 2.9%
Consumer Staples Distribution & Retail 2.5%
Casey's General Stores, Inc.	3,171	1,256,446
Household Products 0.4%
Spectrum Brands Holdings, Inc.	2,282	192,806
Energy 3.4%
Energy Equipment & Services 0.4%
Liberty Energy, Inc.	9,546	189,870
Oil, Gas & Consumable Fuels 3.0%
Crescent Energy Co. "A" (a)	6,384	93,270
Expand Energy Corp.	3,743	372,616
Kosmos Energy Ltd.*	48,000	164,160
Matador Resources Co.	8,300	466,958
Ovintiv, Inc.	9,711	393,295
		1,490,299
Financials 11.0%
Banks 3.2%
Pinnacle Financial Partners, Inc.	5,944	679,934
Synovus Financial Corp.	11,493	588,786
The Bancorp, Inc.*	5,495	289,202
		1,557,922
	Shares	Value ($)
Capital Markets 5.0%
FactSet Research Systems, Inc.	1,036	497,570
Lazard, Inc.	12,317	634,079
LPL Financial Holdings, Inc.	2,100	685,671
Moelis & Co. "A"	9,136	674,968
		2,492,288
Financial Services 1.0%
WEX, Inc.*	2,797	490,370
Insurance 1.8%
Kinsale Capital Group, Inc.	1,900	883,747
Health Care 20.3%
Biotechnology 7.8%
Apellis Pharmaceuticals, Inc.*	3,951	126,076
Biohaven Ltd.*	6,687	249,759
Blueprint Medicines Corp.*	3,884	338,763
Catalyst Pharmaceuticals, Inc.*	7,600	158,612
Celldex Therapeutics, Inc.*	9,100	229,957
Halozyme Therapeutics, Inc.*	3,600	172,116
Insmed, Inc.*	6,010	414,930
Kiniksa Pharmaceuticals International PLC*	8,769	173,451
Neurocrine Biosciences, Inc.*	7,085	967,103
Travere Therapeutics, Inc.*	14,578	253,949
Ultragenyx Pharmaceutical, Inc.*	3,057	128,608
Vaxcyte, Inc.*	4,900	401,114
Vera Therapeutics, Inc.*	5,200	219,908
		3,834,346
Health Care Equipment & Supplies 3.1%
Alphatec Holdings, Inc.*	9,320	85,558
Ceribell, Inc.* (a)	9,880	255,694
Globus Medical, Inc. "A"*	2,224	183,947
Haemonetics Corp.*	1,353	105,642
Inari Medical, Inc.*	2,000	102,100
Inspire Medical Systems, Inc.*	300	55,614
Lantheus Holdings, Inc.*	2,200	196,812
Masimo Corp.*	727	120,173
Merit Medical Systems, Inc.*	4,200	406,224
		1,511,764
Health Care Providers & Services 7.6%
AMN Healthcare Services, Inc.*	9,041	216,261
HealthEquity, Inc.*	4,529	434,557
ModivCare, Inc.*	4,799	56,820
Molina Healthcare, Inc.*	2,619	762,260
Option Care Health, Inc.*	18,864	437,645
Privia Health Group, Inc.*	8,600	168,130
RadNet, Inc.*	23,877	1,667,570
		3,743,243
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 3

	Shares	Value ($)
Life Sciences Tools & Services 0.1%
OmniAb, Inc.* (a)	13,092	46,346
Pharmaceuticals 1.7%
Arvinas, Inc.*	2,000	38,340
EyePoint Pharmaceuticals, Inc.* (a)	5,600	41,720
Intra-Cellular Therapies, Inc.*	5,500	459,360
Ligand Pharmaceuticals, Inc.*	2,672	286,305
		825,725
Industrials 20.9%
Aerospace & Defense 1.8%
HEICO Corp.	3,676	873,932
Building Products 4.5%
Allegion PLC	7,099	927,697
Builders FirstSource, Inc.*	9,106	1,301,521
		2,229,218
Commercial Services & Supplies 4.3%
MSA Safety, Inc.	2,392	396,522
Tetra Tech, Inc.	17,595	700,985
The Brink's Co.	11,036	1,023,809
		2,121,316
Electrical Equipment 0.5%
Thermon Group Holdings, Inc.*	9,149	263,217
Machinery 1.6%
Chart Industries, Inc.*	2,000	381,680
IDEX Corp.	1,802	377,141
		758,821
Professional Services 3.4%
Broadridge Financial Solutions, Inc.	1,782	402,892
Kforce, Inc.	11,225	636,458
Maximus, Inc.	8,556	638,705
		1,678,055
Trading Companies & Distributors 4.8%
H&E Equipment Services, Inc.	16,406	803,238
Rush Enterprises, Inc. "A"	24,885	1,363,449
Titan Machinery, Inc.*	11,743	165,929
		2,332,616
Information Technology 21.9%
Communications Equipment 0.7%
Calix, Inc.*	9,644	336,286
Electronic Equipment, Instruments & Components 3.9%
Advanced Energy Industries, Inc.	12,629	1,460,291
Cognex Corp.	7,873	282,326
Fabrinet*	900	197,892
		1,940,509
Semiconductors & Semiconductor Equipment 7.0%
Entegris, Inc.	4,821	477,568
	Shares	Value ($)
FormFactor, Inc.*	7,627	335,588
Impinj, Inc.* (a)	2,530	367,508
Monolithic Power Systems, Inc.	847	501,170
Semtech Corp.*	7,632	472,039
SiTime Corp.*	4,087	876,784
Ultra Clean Holdings, Inc.*	10,873	390,885
		3,421,542
Software 10.3%
Aspen Technology, Inc.*	2,737	683,237
Clearwater Analytics Holdings, Inc. "A"*	6,000	165,120
Dynatrace, Inc.*	7,679	417,354
Five9, Inc.*	9,547	387,990
Tenable Holdings, Inc.*	12,141	478,112
Tyler Technologies, Inc.*	2,576	1,485,425
Varonis Systems, Inc.*	25,277	1,123,057
Workiva, Inc.*	3,058	334,851
		5,075,146
Materials 4.1%
Construction Materials 2.5%
Eagle Materials, Inc.	4,901	1,209,371
Containers & Packaging 0.5%
Berry Global Group, Inc.	3,828	247,557
Metals & Mining 1.1%
Arch Resources, Inc.	1,900	268,318
Cleveland-Cliffs, Inc.*	29,787	279,998
		548,316
Paper & Forest Products 0.0%
Magnera Corp.*	1,057	19,205
Real Estate 2.7%
Diversified REITs 1.2%
Essential Properties Realty Trust, Inc.	18,678	584,248
Industrial REITs 0.7%
EastGroup Properties, Inc.	2,208	354,362
Specialized REITs 0.8%
Four Corners Property Trust, Inc.	13,954	378,711
Total Common Stocks (Cost $26,676,891)		48,151,007
Other Investments 0.0%
Health Care 0.0%
Life Sciences Tools & Services 0.0%
OmniAb, Inc. $12.50 Earnout* (b) (c)	1,013	0
OmniAb, Inc. $15.00 Earnout* (b) (c)	1,013	0
Total Other Investments (Cost $0)		0
The accompanying notes are an integral part of the financial statements.

4 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

	Shares	Value ($)
Securities Lending Collateral 0.9%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.39% (d) (e) (Cost $456,225)	456,225	456,225
Cash Equivalents 2.2%
DWS Central Cash Management Government Fund, 4.52% (d) (Cost $1,096,015)	1,096,015	1,096,015

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $28,229,131)	101.0	49,703,247
Other Assets and Liabilities, Net	(1.0)	(504,922)
Net Assets	100.0	49,198,325
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2024 are as follows:
Value ($) at 12/31/2023	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2024	Value ($) at 12/31/2024
Securities Lending Collateral 0.9%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.39% (d) (e)
—	456,225 (f)	—	—	—	1,496	—	456,225	456,225
Cash Equivalents 2.2%
DWS Central Cash Management Government Fund, 4.52% (d)
1,024,006	7,617,617	7,545,608	—	—	50,243	—	1,096,015	1,096,015
1,024,006	8,073,842	7,545,608	—	—	51,739	—	1,552,240	1,552,240

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2024 amounted to $447,188, which is 0.9% of net assets.

(b)
Earnout Shares: Will vest based upon the achievement of certain volume-weighted average trading prices (VWAP) for shares of
OmniAb Inc. Earnout Shares are not transferrable until the vesting condition for the applicable tranche of Earnout Shares has been achieved.

(c)	Investment was valued using significant unobservable inputs.
(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(e)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2024.

REIT: Real Estate Investment Trust
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 5

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2024 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$48,151,007	$—	$—	$48,151,007
Other Investments	—	—	0	0
Short-Term Investments (a)	1,552,240	—	—	1,552,240
Total	$49,703,247	$—	$0	$49,703,247

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2024

Assets
Investments in non-affiliated securities, at value (cost $26,676,891) — including $447,188 of securities loaned	$48,151,007
Investment in DWS Government & Agency Securities Portfolio (cost $456,225)*	456,225
Investment in DWS Central Cash Management Government Fund (cost $1,096,015)	1,096,015
Cash	10,000
Receivable for Fund shares sold	17,068
Dividends receivable	21,775
Affiliated securities lending income receivable	1,263
Other assets	1,059
Total assets	49,754,412
Liabilities
Payable upon return of securities loaned	456,225
Payable for Fund shares redeemed	4,219
Accrued management fee	23,950
Accrued Trustees' fees	989
Other accrued expenses and payables	70,704
Total liabilities	556,087
Net assets, at value	$49,198,325
Net Assets Consist of
Distributable earnings (loss)	24,828,402
Paid-in capital	24,369,923
Net assets, at value	$49,198,325
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($49,198,325 ÷ 3,448,681 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$14.27

*	Represents collateral on securities loaned.
for the year ended December 31, 2024

Investment Income
Income:
Dividends	$265,089
Income distributions — DWS Central Cash Management Government Fund	50,243
Affiliated securities lending income	1,496
Total income	316,828
Expenses:
Management fee	287,357
Administration fee	50,679
Services to shareholders	912
Custodian fee	1,866
Audit fee	35,258
Legal fees	6,785
Tax fees	5,969
Reports to shareholders	30,360
Trustees' fees and expenses	3,851
Other	10,353
Total expenses	433,390
Net investment income (loss)	(116,562)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	3,507,784
Change in net unrealized appreciation (depreciation) on investments	(682,013)
Net gain (loss)	2,825,771
Net increase (decrease) in net assets resulting from operations	$2,709,209
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 7

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2024	2023
Operations:
Net investment income (loss)	$(116,562)	$10,587
Net realized gain (loss)	3,507,784	473,551
Change in net unrealized appreciation (depreciation)	(682,013)	8,136,061
Net increase (decrease) in net assets resulting from operations	2,709,209	8,620,199
Distributions to shareholders:
Class A	(483,065)	(1,775,349)
Fund share transactions:
Class A
Proceeds from shares sold	1,304,763	1,188,136
Reinvestment of distributions	483,065	1,775,349
Payments for shares redeemed	(7,856,023)	(6,768,236)
Net increase (decrease) in net assets from Class A share transactions	(6,068,195)	(3,804,751)
Increase (decrease) in net assets	(3,842,051)	3,040,099
Net assets at beginning of period	53,040,376	50,000,277
Net assets at end of period	$49,198,325	$53,040,376

Other Information
Class A
Shares outstanding at beginning of period	3,872,116	4,175,946
Shares sold	92,503	93,580
Shares issued to shareholders in reinvestment of distributions	35,389	152,522
Shares redeemed	(551,327)	(549,932)
Net increase (decrease) in Class A shares	(423,435)	(303,830)
Shares outstanding at end of period	3,448,681	3,872,116
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Financial Highlights
DWS Small Mid Cap Growth VIP — Class A
	Years Ended December 31,
	2024	2023	2022	2021	2020
Selected Per Share Data
Net asset value, beginning of period	$13.70	$11.97	$18.87	$17.43	$13.66
Income (loss) from investment operations:
Net investment income (loss)[a]	(.03 )	.00 *	(.00 )*	(.06 )	(.01 )
Net realized and unrealized gain (loss)	.73	2.17	(5.10)	2.43	4.00
Total from investment operations	.70	2.17	(5.10)	2.37	3.99
Less distributions from:
Net investment income	—	(.00 )*	—	(.01 )	(.01 )
Net realized gains	(.13 )	(.44 )	(1.80)	(.92 )	(.21 )
Total distributions	(.13 )	(.44 )	(1.80)	(.93 )	(.22 )
Net asset value, end of period	$14.27	$13.70	$11.97	$18.87	$17.43
Total Return (%)	5.15	18.83 [b]	(28.02)[b]	13.84	30.18 [b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	49	53	50	75	73
Ratio of expenses before expense reductions (%)[c]	.83	.85	.83	.78	.82
Ratio of expenses after expense reductions (%)[c]	.83	.84	.81	.78	.81
Ratio of net investment income (loss) (%)	(.22 )	.02	(.02 )	(.33 )	(.05 )
Portfolio turnover rate (%)	4	4	11	16	12

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 9

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS Small Mid Cap Growth VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. The Fund is an underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies”).
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Operating Segment. In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President and Chief Operating Officer, acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net asset (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and results of operations and significant segment expenses are listed on the accompanying Statement of Operations.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in

10 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2024, the Fund invested the cash collateral, if any, into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/ administration fee (0.13% annualized effective rate as of December 31, 2024) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2024, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
Tax Information.  The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 11

The Fund files tax returns with the Internal Revenue Service, the State of New York, and various other states. Each of the tax years in the four-year period ended December 31, 2024, remains subject to examination by taxing authorities.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, investments in limited partnerships and the realized tax character on distributions from certain securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2024, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed long-term capital gains	$3,438,920
Net unrealized appreciation (depreciation) on investments	$21,389,482
At December 31, 2024, the aggregate cost of investments for federal income tax purposes was $28,313,765. The net unrealized appreciation for all investments based on tax cost was $21,389,482. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $23,590,507 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $2,201,025.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2024	2023
Distributions from ordinary income*	$—	$12,764
Distributions from long-term capital gains	$483,065	$1,762,585

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the year ended December 31, 2024, purchases and sales of investment securities (excluding short-term investments) aggregated $2,086,467 and $8,704,078, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group

12 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.550%
Next $750 million of such net assets	.525%
Over $1 billion of such net assets	.500%
Accordingly, for the year ended December 31, 2024, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.55% of the Fund’s average daily net assets.
For the period January 1, 2024 through September 30, 2025, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of Class A at 0.87%.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2024, the Administration Fee was $50,679, of which $4,224 is unpaid.
Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2024, the amounts charged to the Fund by DSC aggregated $536, of which $88 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2024, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $729, of which $408 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund, an affiliated money market fund which is managed by the Advisor. DWS Central Cash Management Government Fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest and seeks to maintain a stable net asset value. The Fund indirectly bears its proportionate share of the expenses of its investment in DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.
D.
Ownership of the Fund
At December 31, 2024, one Participating Insurance Company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 92%.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $345 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 13

may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2024.

14 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Small Mid Cap Growth VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Small Mid Cap Growth VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II (the “Trust”)), including the investment portfolio, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 13, 2025

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 15

Tax Information (Unaudited)
The Fund paid distributions of $0.13 per share from net long-term capital gains during its year ended December 31, 2024.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $3,800,000 as capital gain dividends for its year ended December 31, 2024.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

16 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Shareholders Meeting Results(Unaudited)
A Special Meeting of Shareholders of DWS Small Mid Cap Growth VIP was held on November 21, 2024. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):
1.
Election of Board Members.
	Number of Votes:
Trustee	For	Withheld	Broker Non-Votes*
Jennifer S. Conrad	136,411,841.820	12,946,036.978	0.000
Mary Schmid Daugherty	136,798,233.474	12,559,645.324	0.000
Keith R. Fox	132,886,311.854	16,471,566.944	0.000
Chad D. Perry	132,345,030.721	17,012,848.077	0.000
Rebecca W. Rimel	137,365,918.377	11,991,960.421	0.000
Catherine Schrand	136,726,342.779	12,631,536.019	0.000
Proposal 1 reflects trust-wide proposal and voting results. Each Board member was elected at the Special Shareholder Meeting.
While not submitted to shareholders for election at the Special Meeting of Shareholders, Dawn-Marie Driscoll, Richard J. Herring and William N. Searcy, Jr. each continued to serve as Board members until their retirements on December 31, 2024.
*
Broker non-votes are proxies received from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote in a particular matter.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 17

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Small Mid Cap Growth VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2024.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel, including materials containing information on the Fund’s performance, fees and expenses, profitability, economies of scale and fall-out benefits.
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement, and certain other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2023, the Fund’s performance (Class A shares) was in the 2nd quartile, 2nd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and has underperformed its benchmark in the one- and five-year periods ended December 31, 2023.

18 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2023). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2023, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above and individual Independent Trustees may

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 19

have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present.
VS2SMCG-BFE2024

20 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

VS2SMCG-NCSRA

December 31, 2024
Annual Financial Statements and Other Information
Deutsche DWS Variable Series II
DWS Small Mid Cap Value VIP

Contents
3	Investment Portfolio
7	Statement of Assets and Liabilities
7	Statement of Operations
8	Statements of Changes in Net Assets
9	Financial Highlights
11	Notes to Financial Statements
16	Report of Independent Registered Public Accounting Firm
17	Tax Information
18	Shareholder Meeting Results
19	Advisory Agreement Board Considerations and Fee Evaluation
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

2 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Investment Portfolioas of December 31, 2024

	Shares	Value ($)
Common Stocks 98.9%
Communication Services 3.2%
Diversified Telecommunication Services 1.3%
Liberty Global Ltd. "C"*	27,434	360,483
Liberty Latin America Ltd. "A"* (a)	98,314	625,277
		985,760
Media 1.9%
Gray Television, Inc.	70,413	221,801
Interpublic Group of Companies, Inc.	46,093	1,291,526
		1,513,327
Consumer Discretionary 10.6%
Automobile Components 1.2%
Lear Corp.	9,717	920,200
Broadline Retail 1.9%
Nordstrom, Inc.	21,260	513,429
Ollie's Bargain Outlet Holdings, Inc.*	9,164	1,005,566
		1,518,995
Distributors 0.8%
A-Mark Precious Metals, Inc.	23,469	643,051
Hotels, Restaurants & Leisure 1.6%
Wynn Resorts Ltd.	15,140	1,304,462
Household Durables 1.9%
Century Communities, Inc.	4,860	356,530
Green Brick Partners, Inc.*	4,925	278,213
Mohawk Industries, Inc.*	3,487	415,406
Worthington Enterprises, Inc.	12,181	488,580
		1,538,729
Specialty Retail 3.2%
1-800-Flowers.com, Inc. "A"* (a)	44,401	362,756
Carvana Co.*	3,985	810,390
Foot Locker, Inc.*	10,610	230,874
Gap, Inc.	37,531	886,857
National Vision Holdings, Inc.*	22,798	237,555
		2,528,432
Consumer Staples 4.0%
Food Products 3.0%
B&G Foods, Inc.	71,512	492,718
Cal-Maine Foods, Inc.	14,551	1,497,589
Freshpet, Inc.*	2,832	419,447
		2,409,754
Household Products 1.0%
Central Garden & Pet Co.*	7,914	307,063
Central Garden & Pet Co. "A"*	13,841	457,445
		764,508
	Shares	Value ($)
Energy 6.2%
Energy Equipment & Services 3.3%
Helmerich & Payne, Inc.	19,932	638,222
Patterson-UTI Energy, Inc.	53,322	440,440
Solaris Energy Infrastructure, Inc.	52,336	1,506,230
		2,584,892
Oil, Gas & Consumable Fuels 2.9%
Antero Midstream Corp.	38,338	578,520
Kinetik Holdings, Inc.	4,148	235,233
Permian Resources Corp.	63,546	913,792
Range Resources Corp.	16,118	579,926
		2,307,471
Financials 24.2%
Banks 9.8%
Associated Banc-Corp.	50,191	1,199,565
BankUnited, Inc.	15,117	577,016
Columbia Banking System, Inc.	13,519	365,148
First BanCorp.	72,426	1,346,399
First Financial Corp.	10,857	501,485
Hancock Whitney Corp.	23,010	1,259,107
Hilltop Holdings, Inc.	15,444	442,162
UMB Financial Corp.	14,074	1,588,392
Wintrust Financial Corp.	4,299	536,128
		7,815,402
Capital Markets 4.9%
Affiliated Managers Group, Inc.	4,578	846,564
BGC Group, Inc. "A"	34,990	317,009
Donnelley Financial Solutions, Inc.*	11,855	743,664
Evercore, Inc. "A"	3,083	854,577
Invesco Ltd.	23,108	403,928
Robinhood Markets, Inc. "A"*	20,334	757,645
		3,923,387
Consumer Finance 0.6%
Credit Acceptance Corp.*	917	430,495
Financial Services 2.9%
Affirm Holdings, Inc.*	9,880	601,692
Essent Group Ltd.	3,839	208,995
MGIC Investment Corp.	23,061	546,776
NMI Holdings, Inc.*	5,790	212,840
Radian Group, Inc.	23,252	737,554
		2,307,857
Insurance 5.0%
Assurant, Inc.	6,082	1,296,804
Everest Group Ltd.	3,801	1,377,710
Globe Life, Inc.	3,327	371,027
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 3

	Shares	Value ($)
RLI Corp.	3,878	639,211
Skyward Specialty Insurance Group, Inc.*	5,607	283,378
		3,968,130
Mortgage Real Estate Investment Trusts (REITs) 1.0%
Rithm Capital Corp.	73,386	794,770
Health Care 7.0%
Biotechnology 2.9%
Exact Sciences Corp.*	7,576	425,695
Exelixis, Inc.*	8,966	298,568
Ionis Pharmaceuticals, Inc.*	6,030	210,809
REVOLUTION Medicines, Inc.*	23,715	1,037,294
United Therapeutics Corp.*	922	325,319
		2,297,685
Health Care Providers & Services 1.3%
Owens & Minor, Inc.*	79,401	1,037,771
Pharmaceuticals 2.8%
Jazz Pharmaceuticals PLC*	7,695	947,639
Ligand Pharmaceuticals, Inc.*	12,147	1,301,551
		2,249,190
Industrials 16.1%
Aerospace & Defense 1.6%
Huntington Ingalls Industries, Inc.	6,762	1,277,815
Building Products 2.5%
JELD-WEN Holding, Inc.*	28,738	235,364
Owens Corning	9,958	1,696,047
		1,931,411
Construction & Engineering 3.3%
API Group Corp.*	39,885	1,434,663
MasTec, Inc.*	6,701	912,274
Tutor Perini Corp.*	12,023	290,957
		2,637,894
Electrical Equipment 4.5%
Acuity Brands, Inc.	3,629	1,060,140
EnerSys	15,786	1,459,100
nVent Electric PLC	7,788	530,830
Regal Rexnord Corp.	1,282	198,877
Sensata Technologies Holding PLC	11,951	327,457
		3,576,404
Ground Transportation 1.0%
Saia, Inc.*	1,796	818,491
Machinery 0.9%
Hillenbrand, Inc.	23,148	712,495
Professional Services 0.8%
Jacobs Solutions, Inc.	1,638	218,870
TrueBlue, Inc.* (a)	51,158	429,727
		648,597
	Shares	Value ($)
Trading Companies & Distributors 1.5%
DNOW, Inc.*	87,997	1,144,841
Information Technology 9.3%
Communications Equipment 0.8%
Ciena Corp.*	7,865	667,031
Electronic Equipment, Instruments & Components 3.3%
Avnet, Inc.	21,894	1,145,494
Itron, Inc.*	9,281	1,007,731
TD SYNNEX Corp.	3,790	444,491
		2,597,716
Semiconductors & Semiconductor Equipment 3.3%
Astera Labs, Inc.*	5,435	719,866
Cirrus Logic, Inc.*	11,848	1,179,824
Cohu, Inc.*	13,301	355,137
Photronics, Inc.*	14,735	347,156
		2,601,983
Software 1.9%
Adeia, Inc.	33,478	468,022
Riot Platforms, Inc.*	36,617	373,860
Verint Systems, Inc.*	25,964	712,712
		1,554,594
Materials 6.0%
Chemicals 1.9%
Avient Corp.	7,792	318,381
Chemours Co.	39,655	670,170
RPM International, Inc.	4,121	507,130
		1,495,681
Containers & Packaging 1.9%
Avery Dennison Corp.	1,856	347,313
Graphic Packaging Holding Co.	33,543	911,028
Sealed Air Corp.	7,807	264,111
		1,522,452
Metals & Mining 2.2%
Cleveland-Cliffs, Inc.*	21,956	206,386
Commercial Metals Co.	6,535	324,136
Reliance, Inc.	3,269	880,211
Worthington Steel, Inc.	11,065	352,088
		1,762,821
Real Estate 9.2%
Diversified REITs 1.5%
Alpine Income Property Trust, Inc.	16,329	274,164
Global Net Lease, Inc.	120,890	882,497
		1,156,661
The accompanying notes are an integral part of the financial statements.

4 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

	Shares	Value ($)
Health Care REITs 1.8%
Healthcare Realty Trust, Inc.	32,924	558,062
Omega Healthcare Investors, Inc.	24,028	909,460
		1,467,522
Industrial REITs 2.0%
LXP Industrial Trust	54,706	444,213
STAG Industrial, Inc.	33,835	1,144,299
		1,588,512
Retail REITs 1.2%
Kite Realty Group Trust	36,625	924,415
Specialized REITs 2.7%
Gaming and Leisure Properties, Inc.	31,789	1,530,958
PotlatchDeltic Corp.	9,934	389,909
Safehold, Inc.	13,895	256,780
		2,177,647
Utilities 3.1%
Electric Utilities 2.4%
IDACORP, Inc.	15,278	1,669,580
Otter Tail Corp.	3,249	239,906
		1,909,486
Gas Utilities 0.7%
UGI Corp.	19,812	559,293
Total Common Stocks (Cost $68,114,413)		78,578,030
	Shares	Value ($)
Other Investments 0.0%
Communication Services 0.0%
Diversified Telecommunication Services 0.0%
GCI Liberty, Inc. (Escrow Shares)* (b) (Cost $0)	3,095	0
Securities Lending Collateral 0.3%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.39% (c) (d) (Cost $248,795)	248,795	248,795
Cash Equivalents 1.2%
DWS Central Cash Management Government Fund, 4.52% (c) (Cost $969,558)	969,558	969,558

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $69,332,766)	100.4	79,796,383
Other Assets and Liabilities, Net	(0.4)	(316,629)
Net Assets	100.0	79,479,754
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2024 are as follows:
Value ($) at 12/31/2023	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2024	Value ($) at 12/31/2024
Securities Lending Collateral 0.3%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.39% (c) (d)
855,150	—	606,355 (e)	—	—	9,025	—	248,795	248,795
Cash Equivalents 1.2%
DWS Central Cash Management Government Fund, 4.52% (c)
1,309,604	11,763,644	12,103,690	—	—	40,361	—	969,558	969,558
2,164,754	11,763,644	12,710,045	—	—	49,386	—	1,218,353	1,218,353

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2024 amounted to $239,622, which is 0.3% of net assets.

(b)	Investment was valued using significant unobservable inputs.
(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(d)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2024.

REIT: Real Estate Investment Trust
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 5

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2024 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$78,578,030	$—	$—	$78,578,030
Other Investments	—	—	0	0
Short-Term Investments (a)	1,218,353	—	—	1,218,353
Total	$79,796,383	$—	$0	$79,796,383

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2024

Assets
Investments in non-affiliated securities, at value (cost $68,114,413) — including $239,622 of securities loaned	$78,578,030
Investment in DWS Government & Agency Securities Portfolio (cost $248,795)*	248,795
Investment in DWS Central Cash Management Government Fund (cost $969,558)	969,558
Receivable for Fund shares sold	18,098
Dividends receivable	65,106
Affiliated securities lending income receivable	105
Other assets	1,796
Total assets	79,881,488
Liabilities
Payable upon return of securities loaned	248,795
Payable for Fund shares redeemed	21,182
Accrued management fee	52,786
Accrued Trustees' fees	2,061
Other accrued expenses and payables	76,910
Total liabilities	401,734
Net assets, at value	$79,479,754
Net Assets Consist of
Distributable earnings (loss)	19,861,413
Paid-in capital	59,618,341
Net assets, at value	$79,479,754
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($64,852,495 ÷ 4,696,628 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.81
Class B
Net Asset Value, offering and redemption price per share ($14,627,259 ÷ 1,059,258 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.81

*	Represents collateral on securities loaned.
for the year ended December 31, 2024

Investment Income
Income:
Dividends (net of foreign taxes withheld of $4,682)	$1,446,238
Income distributions — DWS Central Cash Management Government Fund	40,361
Affiliated securities lending income	9,025
Total income	1,495,624
Expenses:
Management fee	538,933
Administration fee	80,425
Services to shareholders	2,369
Record keeping fee (Class B)	18,592
Distribution service fee (Class B)	40,115
Custodian fee	2,289
Professional fees	44,613
Reports to shareholders	27,293
Trustees' fees and expenses	5,524
Other	20,983
Total expenses before expense reductions	781,136
Expense reductions	(40,203)
Total expenses after expense reductions	740,933
Net investment income	754,691
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	8,842,504
Change in net unrealized appreciation (depreciation) on investments	(4,617,377)
Net gain (loss)	4,225,127
Net increase (decrease) in net assets resulting from operations	$4,979,818
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 7

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2024	2023
Operations:
Net investment income	$754,691	$856,526
Net realized gain (loss)	8,842,504	4,071,094
Change in net unrealized appreciation (depreciation)	(4,617,377)	6,158,094
Net increase (decrease) in net assets resulting from operations	4,979,818	11,085,714
Distributions to shareholders:
Class A	(4,075,969)	(3,252,643)
Class B	(924,859)	(744,290)
Total distributions	(5,000,828)	(3,996,933)
Fund share transactions:
Class A
Proceeds from shares sold	3,734,367	2,899,779
Reinvestment of distributions	4,075,969	3,252,643
Payments for shares redeemed	(9,883,240)	(8,462,077)
Net increase (decrease) in net assets from Class A share transactions	(2,072,904)	(2,309,655)
Class B
Proceeds from shares sold	974,781	1,723,459
Reinvestment of distributions	924,859	744,290
Payments for shares redeemed	(4,069,428)	(2,740,877)
Net increase (decrease) in net assets from Class B share transactions	(2,169,788)	(273,128)
Increase (decrease) in net assets	(4,263,702)	4,505,998
Net assets at beginning of period	83,743,456	79,237,458
Net assets at end of period	$79,479,754	$83,743,456

Other Information
Class A
Shares outstanding at beginning of period	4,830,766	5,000,004
Shares sold	269,018	224,586
Shares issued to shareholders in reinvestment of distributions	311,143	271,506
Shares redeemed	(714,299)	(665,330)
Net increase (decrease) in Class A shares	(134,138)	(169,238)
Shares outstanding at end of period	4,696,628	4,830,766
Class B
Shares outstanding at beginning of period	1,210,975	1,226,929
Shares sold	70,947	137,071
Shares issued to shareholders in reinvestment of distributions	70,385	61,972
Shares redeemed	(293,049)	(214,997)
Net increase (decrease) in Class B shares	(151,717)	(15,954)
Shares outstanding at end of period	1,059,258	1,210,975
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Financial Highlights
DWS Small Mid Cap Value VIP — Class A
	Years Ended December 31,
	2024	2023	2022	2021	2020
Selected Per Share Data
Net asset value, beginning of period	$13.86	$12.73	$15.47	$12.00	$13.83
Income (loss) from investment operations:
Net investment income[a]	.14	.15	.15	.11	.16
Net realized and unrealized gain (loss)	.68	1.64	(2.57)	3.54	(.90 )
Total from investment operations	.82	1.79	(2.42)	3.65	(.74 )
Less distributions from:
Net investment income	(.17 )	(.15 )	(.12 )	(.18 )	(.16 )
Net realized gains	(.70 )	(.51 )	(.20 )	—	(.93 )
Total distributions	(.87 )	(.66 )	(.32 )	(.18 )	(1.09)
Net asset value, end of period	$13.81	$13.86	$12.73	$15.47	$12.00
Total Return (%)[b]	6.21	14.95	(15.80)	30.50	(1.80)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	65	67	64	82	70
Ratio of expenses before expense reductions (%)[c]	.87	.87	.87	.85	.88
Ratio of expenses after expense reductions (%)[c]	.82	.81	.83	.83	.82
Ratio of net investment income (%)	.98	1.16	1.14	.76	1.57
Portfolio turnover rate (%)	41	28	33	32	43

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 9

DWS Small Mid Cap Value VIP — Class B
	Years Ended December 31,
	2024	2023	2022	2021	2020
Selected Per Share Data
Net asset value, beginning of period	$13.86	$12.72	$15.46	$11.99	$13.82
Income (loss) from investment operations:
Net investment income[a]	.08	.10	.10	.06	.13
Net realized and unrealized gain (loss)	.69	1.66	(2.58)	3.53	(.90 )
Total from investment operations	.77	1.76	(2.48)	3.59	(.77 )
Less distributions from:
Net investment income	(.12 )	(.11 )	(.06 )	(.12 )	(.13 )
Net realized gains	(.70 )	(.51 )	(.20 )	—	(.93 )
Total distributions	(.82 )	(.62 )	(.26 )	(.12 )	(1.06)
Net asset value, end of period	$13.81	$13.86	$12.72	$15.46	$11.99
Total Return (%)[b]	5.79	14.59	(16.14)	30.04	(2.18)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	17	16	21	17
Ratio of expenses before expense reductions (%)[c]	1.24	1.24	1.24	1.22	1.25
Ratio of expenses after expense reductions (%)[c]	1.18	1.18	1.20	1.20	1.19
Ratio of net investment income (%)	.61	.79	.77	.40	1.21
Portfolio turnover rate (%)	41	28	33	32	43

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS Small Mid Cap Value VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. The Fund is an underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies”).
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to annual rates of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Operating Segment. In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President and Chief Operating Officer, acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net asset (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and results of operations and significant segment expenses are listed on the accompanying Statement of Operations.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 11

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Securities Lending. National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2024, the Fund invested the cash collateral, if any, into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/ administration fee (0.13% annualized effective rate as of December 31, 2024) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2024, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
Tax Information.  The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

12 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

The Fund files tax returns with the Internal Revenue Service, the State of New York, and various other states. Each of the tax years in the four-year period ended December 31, 2024, remains subject to examination by taxing authorities.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2024, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$1,397,961
Undistributed long-term capital gains	$8,111,910
Net unrealized appreciation (depreciation) on investments	$10,351,543
At December 31, 2024, the aggregate cost of investments for federal income tax purposes was $69,444,840. The net unrealized appreciation for all investments based on tax cost was $10,351,543. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $15,916,570 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $5,565,027.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2024	2023
Distributions from ordinary income*	$1,747,975	$872,630
Distributions from long-term capital gains	$3,252,853	$3,124,303

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust (“REIT”) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 13

B.
Purchases and Sales of Securities
During the year ended December 31, 2024, purchases and sales of investment securities (excluding short-term investments) aggregated $33,856,004 and $41,209,653, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund’s average daily net assets	.650%
Next $750 million of such net assets	.620%
Next $1.5 billion of such net assets	.600%
Next $2.5 billion of such net assets	.580%
Next $2.5 billion of such net assets	.550%
Next $2.5 billion of such net assets	.540%
Next $2.5 billion of such net assets	.530%
Over $12.5 billion of such net assets	.520%
Accordingly, for the year ended December 31, 2024, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets.
For the period from January 1, 2024 through April 30, 2025, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.81%
Class B	1.17%
For the year ended December 31, 2024, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$31,150
Class B	9,053
$40,203
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2024, the Administration Fee was $80,425, of which $6,851 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the

14 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

shareholder servicing fee it receives from the Fund. For the year ended December 31, 2024, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2024
Class A	$909	$153
Class B	780	133
	$1,689	$286
Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2024, the Distribution Service Fee aggregated $40,115, of which $3,328 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2024, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $895, of which $134 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund, an affiliated money market fund which is managed by the Advisor. DWS Central Cash Management Government Fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest and seeks to maintain a stable net asset value. The Fund indirectly bears its proportionate share of the expenses of its investment in DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.
D.
Ownership of the Fund
At December 31, 2024, two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 63% and 11%, respectively. Four Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 22%, 22%, 16% and 16%, respectively.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $345 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2024.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 15

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Small Mid Cap Value VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Small Mid Cap Value VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II (the “Trust”)), including the investment portfolio, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 13, 2025

16 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Tax Information (Unaudited)
The Fund paid distributions of $0.56 per share from net long-term capital gains during its year ended December 31, 2024.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $8,948,000 as capital gain dividends for its year ended December 31, 2024.
For corporate shareholders, 59% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2024, qualified for the dividends received deduction.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

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Shareholders Meeting Results(Unaudited)
A Special Meeting of Shareholders of DWS Small Mid Cap Value VIP was held on November 21, 2024. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):
1.
Election of Board Members.
	Number of Votes:
Trustee	For	Withheld	Broker Non-Votes*
Jennifer S. Conrad	136,411,841.820	12,946,036.978	0.000
Mary Schmid Daugherty	136,798,233.474	12,559,645.324	0.000
Keith R. Fox	132,886,311.854	16,471,566.944	0.000
Chad D. Perry	132,345,030.721	17,012,848.077	0.000
Rebecca W. Rimel	137,365,918.377	11,991,960.421	0.000
Catherine Schrand	136,726,342.779	12,631,536.019	0.000
Proposal 1 reflects trust-wide proposal and voting results. Each Board member was elected at the Special Shareholder Meeting.
While not submitted to shareholders for election at the Special Meeting of Shareholders, Dawn-Marie Driscoll, Richard J. Herring and William N. Searcy, Jr. each continued to serve as Board members until their retirements on December 31, 2024.
*
Broker non-votes are proxies received from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote in a particular matter.

18 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Small Mid Cap Value VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2024.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel, including materials containing information on the Fund’s performance, fees and expenses, profitability, economies of scale and fall-out benefits.
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement, and certain other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2023, the Fund’s performance (Class A shares) was equal to the median, in the 4th quartile and in the 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2023.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 19

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2023). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2023, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel; and (iii) ongoing efforts to enhance the compliance program.

20 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above and individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present.
VS2SMCV-BFE2024

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 21

VS2SMCV-NCSRA

(b) The Financial Highlights are included with the Financial Statements under Item 7(a).

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

See Item 7(a)

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

See Item 7(a)

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 15.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

Item 16.	Controls and Procedures.

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18.	Recovery of Erroneously Awarded Compensation.

Not applicable

Item 19.	Exhibits

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche DWS Variable Series II

By:	/s/Hepsen Uzcan Hepsen Uzcan Principal Executive Officer

Date:	2/18/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan Principal Executive Officer

Date:	2/18/2025

By:	/s/Diane Kenneally Diane Kenneally Principal Financial Officer

Date:	2/18/2025